UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07912

Old Westbury Funds, Inc.

(Exact name of registrant as specified in charter)

760 Moore Road King of Prussia, PA	19406
(Address of principal executive offices)	(Zip code)

Andrew J. McNally

PFPC Inc.

760 Moore Rd.

King of Prussia, PA 19406

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-607-2200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.

Annual Report

October 31, 2007

BESSEMER INVESTMENT MANAGEMENT LLC

INVESTMENT ADVISER

Old Westbury Funds, Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

OLD WESTBURY FUNDS, INC.

A LETTER FROM THE PRESIDENT

Dear Shareholders:

During the fiscal year ended October 31, 2007, investor sentiment swung sharply. Early on, favorable economic fundamentals and record corporate earnings propelled global capital markets upward. After a long period of market stability, however, volatility returned as credit market problems emerged in the second half of the year.

We believe this transition stems from excesses that have been building within the financial system over multiple years. Plentiful liquidity, lax lending standards, and exuberant borrowers helped create a period of extreme risk-taking ripe for reversal. Surging subprime mortgage defaults caused investors to reassess risk broadly this summer, leading to wider credit spreads, stricter lending standards, and higher capital-market volatility.

Despite periods of deep swoons, most global capital markets posted strong returns for the fiscal year. The S&P 500 Index gained 14.56%, the MSCI EAFE Index surged 24.91%, and the Lehman Brother Government/Credit Total Index was up 5.37% for the 12 months. All of our funds participated in the advance, with our Large Cap Equity Fund, Global Small Cap Fund, Fixed Income Fund and Real Return Fund outperforming their benchmarks. Our Mid Cap Equity Fund and Municipal Bond Fund underperformed their benchmarks. While the absolute returns for our International Fund were strong, the Fund trailed its benchmark primarily because of our overweight of the Japanese market and negative stock selection within Japan.

Overall, our Funds benefited from several key strategic decisions, including our avoidance of riskier areas of the market and our emphasis on higher-quality investments. For some time, our research has led us away from banks, homebuilders, and mortgage companies—all of which performed poorly this year. Also contributing to our gains this year was our emphasis on global companies and commodities benefiting from robust growth outside of the U.S.

While we expect the weakness in the U.S. housing market and changing credit conditions to take time to work through the financial system, we believe forecasts of a deep recession and a bear stock market will miss the mark. It has been 40 years since the last global recession, and we expect this streak to lengthen due to a variety of favorable fundamentals, including economic strength in many areas of the world, a positive outlook for multinational corporations, and robust corporate health.

As market forces continue to wring out excesses, there will be winners and losers. Yet the restoration of a healthier overall balance in the market should suit long-term investors just fine. Amid market upheaval, our research continues to uncover many interesting investment opportunities around the world.

Thank you for the trust you have placed in us.

Sincerely,

[GRAPHIC OMITTED]

Marc D. Stern

President

Old Westbury Funds, Inc.

and

President

Bessemer Investment Management LLC

OLD WESTBURY FUNDS, INC.

LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT (Unaudited)

The total return of the Old Westbury Large Cap Equity Fund (the “Fund”) for the fiscal year ended October 31, 2007 was 15.36%. In comparison, the S&P 500 Index1 (“Index”) was up 14.56%.

The most significant contributor to the Fund’s outperformance was our stock selection within the financial sector (15.58% of the Fund as of October 31, 2007). Our research led us away from large commercial and investment banks that have been hardest hit by the subprime mortgage crisis. Instead, we emphasized insurance and capital market companies, which played out well for us. In particular, we had positions in Prudential Financial (3.78%), based on our expectation for improving returns on equity, Charles Schwab (1.54%), based on our view that its fundamentals were improving, and Bank of New York Mellon (3.59%), based on our belief that Wall Street was underestimating the cross-selling opportunities and synergies generated by the merger2.

Our stock selection within the materials sector (2.17%) also added to returns. We owned Monsanto (2.17%), an agricultural biotech company, which rallied during the year following improvements in the company’s earnings.

Detracting from our returns was our stock selection within the information technology sector (18.90%). Despite strong returns for several of our holdings, including Cisco (4.07%), Hewlett-Packard (3.47%), and Intel (2.76%), we underperformed the Index in this sector partially because of weakness in Motorola (2.42%). Our position in Amgen (sold) within the healthcare sector (17.98%) was also a significant detractor from returns.

At fiscal year-end, the Fund is overweight the healthcare sector, as we are finding particularly attractive investment opportunities among drug companies. We are underweight the financial sector given our view that the fallout from the subprime crisis is not yet behind us.

1	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.
2	The composition of the Large Cap Equity Fund’s portfolio is subject to change.

OLD WESTBURY FUNDS, INC.

LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

Average Annual Total Returns

For the Period Ended October 31, 2007

Large Cap Equity Fund
One Year	15.36%
Five Year	10.30%
Since Inception (March 2, 1998)	5.05%

S&P 500 Index
One Year	14.56%
Five Year	13.87%
March 2, 1998 to October 31, 2007	5.78%

The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The S&P 500 Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P 500 Index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY FUNDS, INC.

LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

PORTFOLIO DIVERSIFICATION BY INDUSTRY

Industry:
Banks	3.0%
Consumer Discretionary	9.4
Consumer Staples	8.1
Diversified Financials	7.2
Energy	7.8
Health Care	18.0
Industrials	12.7
Information Technology	18.9
Insurance	5.3
Materials	2.2
Utilities	2.3
Other*	5.1

100.0%

*	Includes cash and equivalents, investment companies, exchange traded funds, U.S. Government Agencies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT (Unaudited)

The total return of the Old Westbury Mid Cap Equity Fund (the “Fund”) for the fiscal year ended October 31, 2007 was 16.39%. In comparison, the S&P MidCap 400 Index1(“Index”) was up 17.01%.

Among the top contributors to returns was our stock selection within the financial sector (14.11% of the Fund as of October 31, 2007), as we focused on insurance companies and avoided REITs. In particular, we benefited from our position in Unum Group (1.88%), a disability insurance company with improving fundamentals and capital management. Strong returns for FMC (3.49%) in the materials sector (8.34%) also helped returns. Within the industrials sector (15.57%), our decision to overweight engineering and construction stocks played out well, particularly our holdings of Shaw Group (3.40%) and Quanta Services (2.15%). We continue to believe these companies are in midst of a multi-year growth cycle fueled by increased capital spending in infrastructure.

Individual stock selections within the technology (16.51%), healthcare (13.47%), and consumer staples (2.30%) sectors detracted from our returns. In technology, strong performance for Atheros Communications (2.48%) was not enough to offset disappointing performance for Trident Microsystems (sold), which suffered from lower-than-expected growth. The underperformance in healthcare was due to Nektar Therapeutics (sold), the developer of an inhaled insulin product that Pfizer pulled from the market. In consumer staples, our position in McCormick & Co (2.30%), the largest spice company, detracted from returns. We continue to believe investors are overlooking the company’s strong fundamental outlook2.

At fiscal year-end, the Fund is overweight the technology sector, with investments across the consumer and enterprise end markets and a significant concentration in communications equipment. We continue to underweight utilities and REITs, which appear expensive to us.

Investments made in mid-capitalization companies are subject to greater volatility and less liquidity compared to funds that invest in larger more established companies.

1	The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of U.S. mid-sized companies. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.
2	The composition of the Mid Cap Equity Fund’s portfolio is subject to change.

OLD WESTBURY FUNDS, INC.

MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

Average Annual Total Returns

For the Period Ended October 31, 2007

Mid Cap Equity Fund
One Year	16.39%
Five Year	12.70%
Ten Year	7.05%

S&P MidCap 400 Index
One Year	17.01%
Five Year	17.78%
Ten Year	12.39%

Mid Cap Spliced Index1
One Year	17.01%
Five Year	15.45%
Ten Year	7.97%

The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The S&P MidCap 400 Index and Mid Cap Spliced Index also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The S&P MidCap 400 Index and the Mid Cap Spliced Index are unmanaged. Investments cannot be made directly in an index.

1	The Mid Cap Spliced Index reflects performance of the Russell 2500 Index since inception through June 30, 2000, the performance of the MSCI USA ex Tech Index from July 1, 2000 to June 30, 2003, the performance of the Russell 1000 Index from July 1, 2003 to June 30, 2004 and the performance of the S&P MidCap 400 Index from July 1, 2004 to October 31, 2007.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY FUNDS, INC.

MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

PORTFOLIO DIVERSIFICATION BY INDUSTRY

Industry:
Banks	3.9%
Consumer Discretionary	12.5
Consumer Staples	2.3
Diversified Financials	4.7
Energy	7.1
Health Care	13.4
Industrials	15.6
Information Technology	16.5
Insurance	5.5
Materials	8.3
Utilities	2.1
Other*	8.1

100.0%

*	Includes cash and equivalents, investment companies, exchange traded funds, U.S. Government Agencies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT (Unaudited)

The total return of the Old Westbury International Fund (the “Fund”) for the fiscal year ended October 31, 2007 was 18.50%. In comparison, the MSCI EAFE Index1(“Index”) was up 24.91%.

The most significant detractors from returns were our overweight of Japan (26.83% of the Fund as of October 31, 2007) and our stock selection within Japan. We continue to believe the Japanese market and currency offer compelling investment opportunities, but the stock market has stubbornly lagged. The Fund suffered from the absence of Japanese materials companies (10.53% of the MSCI Japan Index), which performed strongly during the year. In addition, our overweight of the Japanese financial sector (21.40% of the Fund’s Japanese holdings compared to 18.43% of the Japan Index) detracted significantly, as investors worried about the possible effects of a subprime mortgage crisis on Japanese banks. Mitsubishi UFJ (1.75%), Mizuho (1.20%), and Chuo Mitsui Trust (1.04%) were especially weak, despite their relatively low exposure to U.S. housing-related difficulties.

The Fund benefited from strong stock selection in Asia ex-Japan (7.60%). We emphasized companies with substantial operations in China, such as Sinotrans (1.51%), Citic Pacific (0.80%), and Huaneng Power (0.91%). Also contributing to returns was our stock selection in the U.K. (21.91%). We focused on individual companies, such as ICI (sold) and WS Atkins (0.86%), with internal growth or restructuring dynamics that are independent of the U.K. economic cycle2.

At fiscal year-end, we are overweight Japan based on our conviction that restructuring efforts are improving corporate earnings and the yen is undervalued. We are underweight Europe given our view that strong currencies and rising interest rates will likely dampen growth.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

1	The Morgan Stanley Capital International Europe, Australia and Far East Index (“MSCI EAFE Index”) is a standard unmanaged foreign equities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. MSCI EAFE Index returns are in U.S. dollars. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.
2	The composition of the International Fund’s portfolio is subject to change.

OLD WESTBURY FUNDS, INC.

INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

Average Annual Total Returns

For the Period Ended October 31, 2007

International Fund
One Year	18.50%
Five Year	19.66%
Ten Year	5.64%

MSCI EAFE Index
One Year	24.91%
Five Year	23.21%
Ten Year	9.26%

The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI EAFE Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The MSCI EAFE Index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY FUNDS, INC.

INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:
Australia	0.7%
Finland	3.1
France	5.7
Germany	8.2
Hong Kong	7.6
Ireland	1.0
Italy	4.7
Japan	26.8
Netherlands	5.2
Sweden	0.9
Switzerland	8.3
United Kingdom	21.9
Other*	5.9

100.0%

*	Includes cash and equivalents, investment companies, exchange traded funds, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

INVESTMENT ADVISER’S REPORT (Unaudited)

The total return of the Old Westbury Global Small Cap Fund (the “Fund”) for the fiscal year ended October 31, 2007 was 24.11%. In comparison, the MSCI World Small Cap Index1 (“Index”) was 16.88%.

Several factors contributed to the Fund’s outperformance. We benefited from our stock selection in the U.S. (51.16% of the Fund as of October 31, 2007) and our underweight of Japan (6.38%). Unlike the Index, we had exposure to South Korea (1.32%), which had exceptionally strong returns during the year. Our overweights of the financial (10.80%) and industrials (19.70%) sectors also added to returns2.

Among the factors that detracted from returns was our underweight of Canada (3.55%), which performed strongly during the year.

We continue to build a highly diversified portfolio, with exposure to 37 countries. At the end of the fiscal year, 51.16% of the Fund was invested in the U.S., 36.36% in developed markets, and 10.00% in emerging markets.

Investments made in small-capitalization companies are subject to greater volatility and less liquidity compared to funds that invest in larger more established companies. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

1	The Morgan Stanley Capital International World Small Cap Index (“MSCI World Small Cap Index”) is an unmanaged index representing the small cap segment in 23 of the world’s developed equity markets. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.
2	The composition of the Global Small Cap Fund’s portfolio is subject to change.

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

Average Annual Total Returns

For the Period Ended October 31, 2007

Global Small Cap Fund
One Year	24.11%
Since Inception (April 5, 2005)	20.35%

MSCI World Small Cap Index
One Year	16.88%
April 5, 2005 to October 31, 2007	17.57%

The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The MSCI World Small Cap Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The MSCI World Small Cap Index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects the reinvestment of distributions, if any. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:
Australia	2.6%
Austria	0.3
Belgium	0.5
Brazil	1.2
Canada	3.6
Chile	0.2
China	0.2
Denmark	0.3
Finland	0.7
France	1.6
Germany	1.7
Greece	0.5
Hong Kong	1.4
Hungary	0.1
Indonesia	0.3
Ireland	0.4
Israel	0.3
Italy	1.0
Japan	6.4
Malaysia	0.7
Mexico	0.9
Netherlands	1.1
New Zealand	0.1
Norway	0.4
Philippines	0.2
Poland	0.7
Portugal	0.1
Singapore	0.4
South Africa	0.9
South Korea	1.3
Spain	0.7
Sweden	0.7
Switzerland	1.1
Taiwan	0.8
Thailand	0.2
Turkey	0.4
United Kingdom	6.7
Unites States	51.2
Other*	8.1

100.0%

*	Includes cash and equivalents, exchange traded funds, rights/warrants, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

INVESTMENT ADVISER’S REPORT (Unaudited)

The total return of the Old Westbury Real Return Fund (the “Fund”) for the fiscal year ended October 31, 2007 was 29.83%. In comparison, the Lehman Brothers U.S. TIPS Index1 (“Index”) was up 6.33%.

The largest contributor to the Fund’s outperformance was our favorable stock selection within the energy sector (23.01% of the Fund as of October 31, 2007). In particular, our equity holdings of Sasol (1.99%), a South African integrated oil company, and Suntech Power Holdings (2.13%), a China-based producer of solar panels, worked well for us. In energy commodities, we benefited from our emphasis on non-U.S. coal (4.82%). The decision to increase our allocation to the energy sector during the fiscal year also paid off.

Our allocation to agricultural products (19.94%) and our selection of investments within this sector positively affected returns. Our positions in soybeans (4.35%), soybean oil (2.09%), and soybean meal (1.81%) contributed to performance, as did our decision to reduce our positions in corn (1.10%) in favor of soybeans. We also benefited from our commodity position in canola (sold) and our equity position in Sadia (sold), a Brazilian meat producer2.

Also adding to returns were our stock selections within the infrastructure sector, including Keppel Corp Ltd. (2.94%), a Singapore-based conglomerate, and the precious metals sector, including Buenaventura (5.75%), a Peru-based mining company with large gold operations.

Detracting from returns was our positioning in the real estate sector (3.83%). Stock selection in this sector was disappointing, particularly our holding of Arnest One (1.47%), which has performed poorly.

The Fund may experience higher volatility and less liquidity due to the nature of the securities in which it invests such as commodities and derivatives. The Fund may also be adversely affected by inflation rate fluctuations. Fund turnover will not be a limiting factor which may subject the investor to greater expenses and capital gains. The Fund is non-diversified meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

1	The Lehman Brothers U.S. TIPS (Treasury Inflation-Protected Securities) Index tracks the performance of inflation-protected securities issued by the U.S. Treasury with at least one year to maturity and $200 million in par amount outstanding. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.
2	The composition of the Real Return Fund’s portfolio is subject to change.

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

Average Annual Total Returns

For the Period Ended October 31, 2007

Real Return Fund
One Year	29.83%
Since Inception (April 28, 2005)	18.95%

Lehman Brothers U.S. TIPS Index
One Year	6.33%
April 28, 2005 to October 31, 2007	3.54%

Dow Jones-AIG Commodity Index1
One Year	10.02%
April 28, 2005 to October 31, 2007	7.38%

The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The Lehman Brothers U.S. TIPS Index and Dow Jones-AIG Commodity Index also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The Lehman Brothers U.S. TIPS Index and the Dow Jones AIG Commodity Index are unmanaged. Investments cannot be made directly in an index.

1	The Dow Jones-AIG Commodity Index is composed of futures contracts on 19 physical commodities.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects the reinvestment of distributions, if any. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

PORTFOLIO ASSET ALLOCATION

U.S. Government & Agency Securities	42.2%
Common/Preferred Stocks	42.3
Other*	15.5

100.0%

*	Includes cash and equivalents, exchange traded funds, options, rights/warrants, collectible coins, swap agreements, futures, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT (Unaudited)

The total return of the Old Westbury Fixed Income Fund (the “Fund”) for the fiscal year ended October 31, 2007 was 5.41%. In comparison, the Lehman Brothers Government/Credit Total Index1 (“Index”) was up 5.37%.

During the fiscal year, the Federal Reserve cut short-term interest rates from 5.25% to 4.50%. The yield curve steepened as long-term interest rates rose slightly. Troubles in the credit markets escalated this summer and concerned investors shifted toward the highest-rated securities. As a result, credit spreads widened considerably.

In the tumultuous credit market environment, the Fund benefited from having very little credit exposure (3% of the Fund as of October 31, 2007) and our emphasis on government/agency securities (94.6%). Also contributing to returns was our decision to change the structure of the portfolio mid-year. At the start of the fiscal year, we pursued a barbell strategy designed to benefit from a flattening of the yield curve. Changing market conditions suggested to us that the yield curve would steepen in the second half of the year, prompting us to focus on intermediate-term securities with maturities between 3 to 8 years. Detracting from returns was our decision to have relatively less interest rate exposure - the Fund’s duration was 4.2 years compared with 5.2 years for the Index.

At fiscal year-end, we remain focused on very high-quality securities, and our research suggests that constructing a portfolio of intermediate-term securities is the best way to maximize returns at this time.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

1	The Lehman Brothers Government/Credit Total Index is composed of all bonds that are investment grade: rated Baa or higher by Moody’s Investor Services (“Moody’s”) or BBB or higher by Standard & Poor’s (“S&P”). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

OLD WESTBURY FUNDS, INC.

FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

Average Annual Total Returns

For the Period Ended October 31, 2007

Fixed Income Fund
One Year	5.41%
Five Year	3.44%
Since Inception (March 12, 1998)	5.06%

Lehman Brothers Government/Credit Total Index
One Year	5.37%
Five Year	4.55%
March 12, 1998 to October 31, 2007	5.82%

The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The Lehman Brothers Government/Credit Total Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Lehman Brothers Government/Credit Total Index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call

1-800-607-2200.

OLD WESTBURY FUNDS, INC.

FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

PORTFOLIO ASSET ALLOCATION

U.S. Government Agencies and Securities	94.6%
Corporate Bonds	2.7
Municipal Bonds	0.7
Other*	2.0

100.0%

*	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT (Unaudited)

The total return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2007 was 2.81%. In comparison, the Lehman Brothers Municipal Bond Index1 (“Index”) was up 2.91%.

The Fund’s over concentration in bonds with maturities of between 5-12 years (64.45% of the Fund compared to 34.54% for the Index as of October 31, 2007) was the primary detractor from performance. Over the course of the year, the yield curve experienced a shift around the five year maturity area. This shift caused bonds maturing between 2-5 years to produce the greatest total return. Bonds with maturities longer than five years experienced declining total returns, with the longest maturities earning the lowest returns.

During the year, we focused on high quality general obligation or essential service revenue bonds based on our assessment that investors were not being paid adequate yield premiums for taking additional risk. This strategy worked well for us as investors engaged in a classic flight to quality and demanded greater compensation for bonds with less certain revenue flows. The Fund also benefited from relatively less interest rate exposure - the Fund’s year end duration was 5.9 years compared with 7.1 years for the index.

At fiscal year-end, we remain focused on building a protective portfolio with high quality, intermediate securities.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

1	The Lehman Brothers Municipal Bond Index (the “Index”) is a broad market performance benchmark for the tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating from Moody’s of at least Baa. The bonds also must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The Index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

Average Annual Total Returns

For the Period Ended October 31, 2007

Municipal Bond Fund
One Year	2.81%
Five Year	3.39%
Since Inception (March 6, 1998)	4.70%

Lehman Brothers Municipal Bond Index
One Year	2.91%
Five Year	4.46%
March 6, 1998 to October 31, 2007	5.15%

The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The Lehman Brothers Municipal Bond Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Lehman Brothers Municipal Bond Index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

PORTFOLIO DIVERSIFICATION BY STATE

States:
Alabama	1.1%
Arizona	0.8
California	4.7
Colorado	0.3
Florida	3.8
Georgia	3.2
Illinois	5.5
Indiana	9.1
Iowa	0.2
Kansas	0.2
Louisiana	1.3
Maine	1.5
Massachusetts	0.6
Michigan	7.1
Minnesota	1.3
Missouri	1.4
Nebraska	0.1
Nevada	0.3
New Jersey	3.1
New Mexico	0.6
New York	3.8
North Carolina	2.3
Ohio	7.0
Pennsylvania	1.4
Puerto Rico	4.9
Rhode Island	0.3
South Carolina	0.9
Tennessee	1.4
Texas	25.8
Utah	0.1
Virginia	0.3
Washington	1.7
West Virginia	0.2
Wisconsin	2.1
Other*	1.6

100.0%

*	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

DISCLOSURE OF FUND EXPENSES

For the Period Ended October 31, 2007 (Unaudited)

As a shareholder of the Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expense Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period 5/1/07-10/31/07**
Large Cap Equity Fund	$1,000.00	$1,074.40	$5.23	1.00%
Mid Cap Equity Fund	1,000.00	1,056.50	5.18	1.00%
International Fund	1,000.00	1,049.10	5.73	1.11%
Global Small Cap Fund	1,000.00	1,084.90	5.94	1.13%
Real Return Fund	1,000.00	1,168.90	7.00	1.28%
Fixed Income Fund	1,000.00	1,031.60	3.58	0.70%
Municipal Bond Fund	1,000.00	1,015.60	3.56	0.70%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

OLD WESTBURY FUNDS, INC.

DISCLOSURE OF FUND EXPENSES - (Continued)

For the Period Ended October 31, 2007 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expense Paid During Period* 5/1/07-10/31/07	Expense Ratio During Period 5/1/07-10/31/07**
Large Cap Equity Fund	$1,000.00	$1,020.16	$5.09	1.00%
Mid Cap Equity Fund	1,000.00	1,020.16	5.09	1.00%
International Fund	1,000.00	1,019.61	5.65	1.11%
Global Small Cap Fund	1,000.00	1,019.51	5.75	1.13%
Real Return Fund	1,000.00	1,018.75	6.51	1.28%
Fixed Income Fund	1,000.00	1,021.68	3.57	0.70%
Municipal Bond Fund	1,000.00	1,021.68	3.57	0.70%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

OLD WESTBURY FUNDS, INC.

LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2007

Shares		Value
COMMON STOCKS - 94.8%
Banks - 3.0%
950,700	Hudson City Bancorp, Inc.	$14,887,962

Consumer Discretionary - 9.4%
277,200	Bed Bath & Beyond, Inc.(b)	9,408,168
439,000	Mattel, Inc.	9,170,710
180,700	McDonald’s Corp.	10,787,790
362,000	Staples, Inc.	8,449,080
236,800	Walt Disney Co. (The)	8,200,384

		46,016,132

Consumer Staples - 8.1%
231,400	Anheuser-Busch Cos., Inc.	11,866,192
169,950	PepsiCo, Inc.	12,528,714
331,500	Wal-Mart Stores, Inc.	14,987,115

		39,382,021

Diversified Financials - 7.2%
165,500	American Express Co.	10,087,225
359,800	Bank of New York Mellon Corp. (The)	17,576,230
324,500	Charles Schwab Corp. (The)	7,541,380

		35,204,835

Energy - 7.8%
69,100	Cameron International Corp.(b)	6,727,576
120,050	EOG Resources, Inc.	10,636,430
118,300	Exxon Mobil Corp.	10,882,417
149,800	Weatherford International Ltd.(b)	9,723,518

		37,969,941

Health Care - 18.0%
201,500	Cardinal Health, Inc.	13,708,045
188,400	Celgene Corp.(b)	12,434,400
132,800	Johnson & Johnson	8,654,576
224,400	Merck & Co., Inc.	13,073,544
422,700	Pfizer, Inc.	10,402,647
470,500	Schering-Plough Corp.	14,359,660
260,600	Thermo Fisher Scientific, Inc.(b)	15,325,886

		87,958,758

Industrials - 12.7%
96,300	FedEx Corp.	9,951,642
214,300	McDermott International, Inc.(b)	13,085,158
273,900	RR Donnelley & Sons Co.	11,035,431
795,500	Southwest Airlines Co.	11,304,055
216,000	United Technologies Corp.	16,543,440

		61,919,726

Information Technology - 18.9%
601,800	Cisco Systems, Inc.(b)	19,895,508
674,300	Corning, Inc.	16,365,261
328,600	Hewlett-Packard Co.	16,982,048
502,200	Intel Corp.	13,509,180
629,200	Motorola, Inc.	11,822,668
426,000	Texas Instruments, Inc.	13,887,600

		92,462,265

Insurance - 5.3%
112,650	Principal Financial Group, Inc.	7,623,025
191,200	Prudential Financial, Inc.	18,492,864

		26,115,889

Materials - 2.2%
108,500	Monsanto Co.	10,592,855

Utilities - 2.3%
233,000	PG&E Corp.	11,400,690

Total Common Stocks (Cost $369,095,202)
		463,911,074

EXCHANGE TRADED FUNDS - 1.9%
Financials - 1.9%
61,100	SPDR Trust Series 1	9,449,115

Total Exchange Traded Funds (Cost $8,957,898)
		9,449,115

INVESTMENT COMPANY - 1.6%
8,038,600	SEI Daily Income Trust Government II Fund, Class A	8,038,600

Total Investment Company (Cost $8,038,600)
		8,038,600

Principal Amount
U.S. GOVERNMENT AGENCIES - 1.4%
Federal Home Loan Bank - 1.4%
$7,000,000	4.65%, 11/09/07(c)	6,992,876

Total U.S. Government Agencies (Cost $6,992,876)		6,992,876

TOTAL INVESTMENTS - 99.8% (Cost $393,084,576)(a)	488,391,665
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	765,710

NET ASSETS - 100.0%	$489,157,375

(a)	Cost for federal income tax purpose is $393,169,467 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$101,550,862
Unrealized depreciation	(6,328,664)

Net unrealized appreciation	$95,222,198

(b)	Non-income producing security.
(c)	The interest rate represents the annualized yield at time of purchase.

OLD WESTBURY FUNDS, INC.

MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2007

Shares		Value
COMMON STOCKS - 91.9%
Banks - 3.9%
367,400	Bank of Hawaii Corp.	$19,530,984
972,500	South Financial Group, Inc. (The)	20,091,850

		39,622,834

Consumer Discretionary - 12.5%
710,300	Advance Auto Parts, Inc.	24,235,436
878,000	Brinker International, Inc.	22,292,420
638,100	Brunswick Corp.	14,236,011
665,000	Dollar Tree Stores, Inc.(b)	25,469,500
379,000	Lamar Advertising Co. - Class A	20,261,340
364,000	Tiffany & Co.	19,721,520

		126,216,227

Consumer Staples - 2.3%
665,500	McCormick & Co., Inc.	23,312,465

Diversified Financials - 4.7%
443,000	Federated Investors, Inc. - Class B	19,049,000
894,700	SEI Investments Co.	28,290,414

		47,339,414

Energy - 7.1%
601,500	Arch Coal, Inc.	24,661,500
574,000	Dresser-Rand Group, Inc.(b)	22,213,800
323,300	Noble Energy, Inc.	24,745,382

		71,620,682

Health Care - 13.4%
702,000	Applera Corp. - Applied Biosystems Group	26,072,280
436,900	Charles River Laboratories International, Inc.(b)	25,340,200
507,600	Henry Schein, Inc.(b)	30,405,240
715,500	Immucor, Inc.(b)	23,074,875
681,500	VCA Antech, Inc.(b)	31,383,075

		136,275,670

Industrials - 15.6%
599,600	ChoicePoint, Inc.(b)	23,576,272
231,000	Dun & Bradstreet Corp.	22,372,350
346,500	Flowserve Corp.	27,359,640
658,000	Quanta Services, Inc.(b)	21,714,000
461,500	Shaw Group, Inc. (The)(b)	34,427,900
1,102,000	UTi Worldwide, Inc.	28,112,020

		157,562,182

Information Technology - 16.5%
716,400	Atheros Communications, Inc.(b)	25,145,640
310,100	BEA Systems, Inc.(b)	5,240,690
949,700	Citrix Systems, Inc.(b)	40,827,603
699,500	Global Payments, Inc.	33,268,220
590,000	Microchip Technology, Inc.	19,570,300
1,053,000	Red Hat, Inc.(b)	22,734,270
3,264,200	RF Micro Devices, Inc.(b)	20,303,324

		167,090,047

Insurance - 5.5%
142,800	Arch Capital Group Ltd.(b)	10,677,156
609,100	Protective Life Corp.	26,112,117
816,000	Unum Group	19,045,440

		55,834,713

Materials - 8.3%
151,000	Carpenter Technology Corp.	21,881,410
409,000	Cytec Industries, Inc.	27,284,390
613,600	FMC Corp.	35,282,000

		84,447,800

Utilities - 2.1%
726,800	DPL, Inc.	21,106,272

Total Common Stocks (Cost $760,179,165)		930,428,306

EXCHANGE TRADED FUNDS - 4.3%
Financials - 4.3%
261,000	S&P 400 MidCap Depositary Receipt	43,062,390

Total Exchange Traded Funds (Cost $41,125,913)		43,062,390

INVESTMENT COMPANY - 1.7%
16,577,400	Federated Trust for U.S. Treasury Obligations	16,577,400

Total Investment Company (Cost $16,577,400)		16,577,400

Principal Amount
U.S. GOVERNMENT AGENCIES - 3.6%
Federal Home Loan Bank - 1.1%
$2,000,000	4.80%, 11/01/07	2,000,000
4,000,000	4.75%, 11/02/07	3,999,481
2,900,000	4.63%, 11/20/07	2,893,036
2,900,000	4.63%, 11/21/07	2,892,669

		11,785,186

Federal Home Loan Mortgage Corp. - 1.5%
15,000,000	4.46%, 11/28/07	14,950,669

Federal National Mortgage Assoc. - 1.0%
10,000,000	4.71%, 11/13/07	9,984,567

Total U.S. Government Agencies (Cost $36,720,422)		36,720,422

OLD WESTBURY FUNDS, INC.

MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Value
TOTAL INVESTMENTS - 101.5% (Cost $854,602,900)(a)	$1,026,788,518
LIABILITIES IN EXCESS OF OTHER NET ASSETS - (1.5)%	(14,736,725)

NET ASSETS - 100.0%	$1,012,051,793

(a)	Cost for federal income tax purpose is $854,690,937 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$190,141,469
Unrealized depreciation	(18,043,888)

Net unrealized appreciation	$172,097,581

(b)	Non-income producing security.

OLD WESTBURY FUNDS, INC.

INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2007

Shares		Value
COMMON STOCKS - 94.1%
AUSTRALIA - 0.7%
2,422,368	Amcor Ltd.	$15,838,513

FINLAND - 3.1%
525,145	Nokia Oyj	20,804,977
227,445	Outotec Oyj	17,362,717
1,549,169	Stora Enso Oyj - Class R	28,409,473

		66,577,167

FRANCE - 5.7%
576,560	Air France-KLM	21,914,876
142,610	ArcelorMittal	11,440,200
240,870	Carrefour SA	17,337,336
285,622	Electricite de France	34,253,126
631,622	France Telecom SA	23,294,120
937,169	STMicroelectronics NV	16,032,398

		124,272,056

GERMANY - 8.2%
129,070	Allianz SE	29,115,769
185,416	Bauer AG	13,993,154
720,343	Commerzbank AG	30,479,060
1,430,941	Deutsche Telekom AG	29,350,510
503,856	Fresenius Medical Care AG & Co.	26,566,754
346,016	Kloeckner & Co. AG	18,219,282
217,401	Siemens AG	29,491,712

		177,216,241

HONG KONG - 7.6%
2,779,788	Citic Pacific Ltd.	17,395,531
16,793,067	Huaneng Power International, Inc. - Class H	19,761,010
6,819,206	Hutchison Whampoa Ltd.	84,995,361
89,208,630	Semiconductor Manufacturing International Corp.(b)	10,129,169
51,972,544	Sinotrans Ltd. - Class H	32,859,000

		165,140,071

IRELAND - 1.0%
542,142	CRH Plc	20,685,189

ITALY - 4.7%
758,748	ENI SpA	27,696,747
752,346	Fiat SpA	24,280,827
3,150,160	Intesa Sanpaolo SpA	24,914,715
6,989,367	Parmalat SpA	25,842,485

		102,734,774

JAPAN - 26.8%
547,826	Aeon Co. Ltd.	8,566,533
5,030,930	All Nippon Airways Co. Ltd.	19,318,701
977,764	Bridgestone Corp.	21,485,128
2,840,479	Chuo Mitsui Trust Holdings, Inc.	22,528,828
109,653	FUJI SOFT, Inc.	2,157,607
315,967	H.I.S. Co. Ltd.	5,984,379
4,104,997	Haseko Corp.(b)	9,785,240
91,519	Hogy Medical Co. Ltd.	4,022,029
627,038	Honda Motor Co. Ltd.	23,371,589
3,844,019	Mitsubishi UFJ Financial Group, Inc.	37,952,045
4,681	Mizuho Financial Group, Inc.	26,090,088
439,692	Nidec Corp.	32,967,848
1,912,855	Nippon Express Co. Ltd.	9,550,596
5,953	Nippon Telegraph & Telephone Corp.	27,245,560
1,067,364	Nomura Holdings, Inc.	18,966,725
5,167	NTT Data Corp.	23,424,271
11,913	NTT Urban Development Corp	26,538,734
249,445	Rohm Co. Ltd.	21,730,354
886,294	Sanken Electric Co. Ltd.	5,024,369
650,806	Sanyo Denki Co. Ltd.	3,700,678
959,245	Seven & I Holdings Co. Ltd.	24,612,016
450,635	Shimachu Co. Ltd.	12,890,352
3,881,494	Shimizu Corp.	20,153,555
176,376	SMC Corp.	23,513,742
1,822,064	Sompo Japan Insurance, Inc.	21,227,010
1,391,597	Sumitomo Corp.	23,920,052
887,484	Suruga Bank Ltd.	11,600,796
335,337	Takeda Pharmaceutical Co. Ltd	20,812,317
601,691	THK Co. Ltd.	13,169,243
2,291,760	Toshiba Corp.	19,170,012
653,200	Toyota Motor Corp.	37,199,532
2,725	Zephyr Co. Ltd.	4,487,930

		583,167,859

NETHERLANDS - 5.2%
1,378,471	Aegon NV	28,473,957
473,166	Heineken NV	33,104,828
710,223	SBM Offshore NV	27,324,579
590,341	TNT NV	24,148,953

		113,052,317

SWEDEN - 0.9%
631,776	Swedbank AB - Class A	19,742,845

SWITZERLAND - 8.3%
457,091	ABB Ltd.	13,747,454
31,655	Banque Cantonale Vaudoise	14,373,731
338,229	Credit Suisse Group	22,745,199
84,866	Nobel Biocare Holding AG	24,689,090
377,028	Novartis AG	20,049,141
136,455	Roche Holding AG	23,276,509
169,357	Swatch Group AG	10,635,982
106,175	Syngenta AG	25,503,448
87,337	Zurich Financial Services AG	26,293,835

		181,314,389

UNITED KINGDOM - 21.9%
3,443,082	Amlin Plc	22,981,088
738,460	Atkins (WS) Plc	18,610,061
843,873	Barclays Plc	10,598,203
3,621,133	BP Plc	47,059,000
304,386	British American Tobacco Plc	11,582,290

OLD WESTBURY FUNDS, INC.

INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED KINGDOM (continued)
2,795,126	BT Group Plc	$18,946,857
5,631,441	Cable & Wireless Plc	22,821,783
501,883	Charter Plc(b)	11,312,275
823,291	CSR Plc(b)	11,050,141
2,864,649	GKN Plc	21,845,387
725,273	GlaxoSmithKline Plc	18,669,830
4,608,739	HSBC Infrastructure Co. Ltd.	10,828,761
1,251,263	Laird Group Plc	16,521,160
1,584,773	Morrison (WM.) Supermarkets Plc	9,745,632
1,417,770	National Grid Plc	23,628,030
1,083,062	Pearson Plc	17,959,829
1,367,313	Prudential Plc	22,232,735
1,141,494	Resolution Plc	17,338,521
6,679,775	Royal & Sun Alliance Insurance Group Plc	21,903,410
1	Royal Bank of Scotland Group Plc	1
800,116	Shire Plc	19,980,859
799,310	Southern Cross Healthcare Ltd	10,013,606
644,314	Standard Chartered Plc	24,999,274
3,065,747	Thomas Cook Group Plc(b)	19,123,869
8,165,553	Vodafone Group Plc	32,089,696
838,501	Wolseley Plc	14,532,067

		476,374,365

Total Common Stocks (Cost $1,609,488,995)		2,046,115,786

EXCHANGE TRADED FUNDS - 2.0%
Mutual Fund - 2.0%
2,991,006	iShares MSCI Japan Index Fund	$42,950,846

Total Exchange Traded Funds (Cost $42,696,117)		42,950,846

INVESTMENT COMPANY - 0.2%
5,205,200	Federated Trust for U.S. Treasury Obligations	5,205,200

Total Investment Company (Cost $5,205,200)		5,205,200

TOTAL INVESTMENTS - 96.3% (Cost $1,657,390,312)(a)		2,094,271,832
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.7%		79,628,072

NET ASSETS - 100.0%		$2,173,899,904

(a)	Cost for federal income tax purpose is $1,661,385,430 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$493,408,261
Unrealized depreciation	(60,521,859)

Net unrealized appreciation	$432,886,402

(b)	Non-income producing security.

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets
Banks	10.3%
Consumer Discretionary	9.6
Consumer Staples	6.0
Diversified Financials	2.4
Energy	4.7
Health Care	7.7
Industrials	19.9
Information Technology	8.2
Insurance	8.7
Materials	4.7
Real Estate	1.2
Telecommunication Services	7.1
Utilities	3.6
Other*	5.9

*	Includes cash and equivalents, investment companies, exchange traded funds, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS

October 31, 2007

Shares		Value
COMMON STOCKS - 91.9%
AUSTRALIA - 2.6%
108,364	Abacus Property Group	$195,805
28,777	ABB Grain Ltd.	201,826
25,120	Adelaide Bank Ltd.	343,231
136,390	Adelaide Brighton Ltd.	467,485
10,745	AED Oil Ltd.(b)	88,570
6,530	ALE Property Group	24,450
14,314	Alesco Corp. Ltd.	148,519
23,073	Amalgamated Holdings Ltd.	142,910
33,000	Andean Resources Ltd.(b)	51,176
21,310	Ansell Ltd.	245,522
10,300	Anvil Mining Ltd.(b)	208,257
45,389	Anzon Australia Ltd.(b)	78,421
73,817	APA Group	270,200
28,472	Aquila Resources Ltd.(b)	182,980
30,551	ARC Energy Ltd.(b)	45,244
78,207	Arrow Energy NL(b)	206,872
37,821	Aspen Group	94,055
28,945	Austal Ltd.	86,540
237,688	Austar United Communications Ltd.(b)	360,854
103,629	Austereo Group Ltd.	249,022
67,455	Australian Agricultural Co. Ltd.	202,305
67,460	Australian Infrastructure Fund	209,859
63,310	Australian Pharmaceutical Industries Ltd.(b)	117,934
76,071	Australian Worldwide Exploration Ltd.(b)	212,558
20,928	Automotive Holdings Group	74,266
22,100	AVJennings Ltd.	24,290
29,181	AWB Ltd.	80,994
19,726	Bank of Queensland Ltd.	352,391
150,406	Beach Petroleum Ltd.	203,829
18,284	Bendigo Bank Ltd.	237,906
42,185	Bendigo Mining Ltd.(b)	12,377
5,000	Boom Logistics Ltd.	14,623
16,800	Bradken Ltd.	229,706
18,680	Brickworks Ltd.	244,276
26,490	Cabcharge Australia Ltd.	262,026
9,426	Campbell Brothers Ltd.	298,851
7,707	Cardno Ltd.	53,479
17,013	Cellestis Ltd.(b)	47,379
53,976	Centennial Coal Co. Ltd.	215,170
29,235	Charter Hall Group	83,050
14,493	City Pacific Ltd.	51,970
54,154	Coates Hire Ltd.	326,341
32,968	Commander Communications Ltd.	12,590
2,303	Compass Resources NL(b)	7,615
234,866	ConnectEast Group	383,915
38,776	Consolidated Minerals Ltd.	175,885
20,084	Corporate Express Australia Ltd.	136,556
38,303	Count Financial Ltd.	103,816
18,933	Crane Group Ltd.	296,255
5,188	Credit Corp. Group Ltd.	55,086
98,206	David Jones Ltd.	451,858
54,000	DUET Group	176,035
25,748	Energy Developments Ltd.	81,778
22,984	Energy World Corp. Ltd.(b)	21,407
156,506	Envestra Ltd.	161,805
37,644	Equigold NL	113,951
9,540	Fantastic Holdings Ltd.	38,741
33,955	Felix Resources Ltd.	230,868
42,843	FKP Property Group	292,896
9,451	Fleetwood Corp. Ltd.	94,013
4,078	Flight Centre Ltd.	92,336
121,925	Futuris Corp. Ltd.	240,750
10,669	G.U.D. Holdings Ltd.	110,302
18,000	Geodynamics Ltd.(b)	30,680
23,000	Gindalbie Metals Ltd.(b)	34,276
10,532	GrainCorp Ltd.	96,624
29,996	GRD Ltd.	63,699
59,088	Great Southern Ltd.	121,076
37,274	Gunns Ltd.	130,537
60,810	GWA International Ltd.	204,465
21,771	Hastie Group Ltd.	93,277
38,743	Healthscope Ltd.	195,943
31,991	Hills Industries Ltd.	165,668
4,005	Home Building Society Ltd.	67,779
103,213	IBA Health Ltd.	110,072
16,000	IBT Education Ltd.	38,597
16,525	iiNET Ltd.	26,396
19,790	Iluka Resources Ltd.	80,550
15,127	Independence Group NL	104,120
85,840	Indophil Resources NL(b)	77,153
65,599	ING Real Estate Community Living Group	88,593
16,018	Invocare Ltd.	99,959
16,163	IOOF Holdings Ltd.	143,015
19,221	Iress Market Technology Ltd.	147,158
21,000	Jabiru Metals Ltd.(b)	31,295
21,040	JB Hi-Fi Ltd.	321,386
23,980	Jubilee Mines NL	525,096
33,492	Just Group Ltd.	176,249
25,802	Kagara Zinc Ltd.	159,813
10,666	Kingsgate Consolidated Ltd.(b)	52,851
59,113	Lynas Corp. Ltd.(b)	66,895
31,549	MacArthur Coal Ltd.	265,932
71,954	Macmahon Holdings Ltd.	114,936
15,222	Macquarie Leisure Trust Group	51,182
24,637	McGuigan Simeon Wines Ltd.(b)	31,208
7,488	Mcmillan Shakespeare Ltd.	31,524
34,920	MFS Diversified Group	28,947
20,671	Midwest Corp. Ltd.(b)	99,923
116,599	Minara Resources Ltd.	705,904
19,000	Mincor Resources NL	90,253
41,969	Mineral Deposits Ltd.(b)	58,830
45,132	Mirvac Industrial Trust	42,036
13,431	Monadelphous Group Ltd.	210,663
78,058	Mount Gibson Iron Ltd.(b)	215,929

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
AUSTRALIA (continued)
20,000	Murchison Metals Ltd.(b)	$100,033
47,560	MYOB Ltd.	60,245
128,661	New Hope Corp. Ltd.	291,199
34,000	Nexus Energy Ltd.(b)	55,735
14,479	Novogen Ltd.(b)	22,386
13,754	Oakton Ltd.	75,838
41,912	OneSteel Ltd.	268,574
121,222	Pacific Brands Ltd.	390,656
78,985	Pacific Magazines Ltd.	128,374
196,628	Pan Australian Resources Ltd.(b)	196,875
88,911	PaperlinX Ltd.	228,561
37,523	Peet Ltd.	132,457
20,126	Perilya Ltd.	72,920
28,698	Pharmaxis Ltd.(b)	113,600
500	Photon Group Ltd.	3,176
34,118	Platinum Australia Ltd.(b)	82,622
17,691	Portman Ltd.(b)	223,269
27,636	Primary Health Care Ltd.	305,022
16,671	Prime Television Ltd.	60,402
10,843	Programmed Maintenance Services Ltd.	53,930
16,535	Ramsay Health Care Ltd.	163,556
27,000	Reckson New York Property Trust	23,513
39,886	Record Realty	29,348
12,601	Reece Australia Ltd.	331,559
1,933	Reject Shop Ltd. (The)	24,215
18,010	Resolute Mining Ltd.(b)	32,039
31,773	Resource Pacific Holdings Ltd.(b)	76,055
12,309	Reverse Corp. Ltd.	52,737
44,609	Ridley Corp. Ltd.	47,366
30,700	Riversdale Mining Ltd.(b)	218,744
36,498	Roc Oil Co. Ltd.(b)	112,521
29,000	Rubicon America Trust	25,390
31,000	Rubicon Europe Trust Group	23,388
14,834	SAI Global Ltd.	41,449
24,808	Sally Malay Mining Ltd.	137,482
28,501	Salmat Ltd.	124,235
6,713	Select Harvests Ltd.	46,269
958	Servcorp Ltd.	4,640
21,714	Silex Systems Ltd.(b)	158,155
10,324	Skilled Group Ltd.	51,925
7,500	SMS Management & Technology Ltd.	50,226
63,352	SP Telemedia Ltd.	25,078
28,294	Specialty Fashion Group Ltd.	43,483
32,702	Spotless Group Ltd.	136,150
23,116	Straits Resources Ltd.	137,363
29,180	STW Communications Group Ltd.	70,392
218,698	Sundance Resources Ltd. Australia(b)	128,328
46,107	Sunland Group Ltd.	195,825
4,020	Super Cheap Auto Group Ltd.	17,785
6,000	Talent2 International Ltd.	15,480
27,977	Tap Oil Ltd.(b)	60,715
50,836	Technology One Ltd.	52,557
18,565	Ten Network Holdings Ltd.	47,552
163,262	Thakral Holdings Group	171,831
62,924	Timbercorp Ltd.	91,135
34,800	Tishman Speyer Office Fund	70,660
33,905	Transfield Services Ltd.	495,162
19,829	Trinity Group	47,465
22,118	United Group Ltd.	438,796
23,980	UXC Ltd.	52,934
21,214	Village Roadshow Ltd.	59,671
25,284	Village Roadshow Ltd., Preferred Shares	73,004
5,825	Watpac Ltd.	29,460
19,960	Western Areas NL(b)	106,897
36,663	WHK Group Ltd.	72,735

		23,207,610

AUSTRIA - 0.3%
566	Agrana Beteiligungs AG	59,154
9,244	Andritz AG	679,826
4,952	Austrian Airlines(b)	52,006
3,058	BWIN Interactive Entertainment AG(b)	103,698
2,439	BWT AG	176,367
2,439	Christ Water Technology AG(b)	51,193
1,891	Constantia Packaging AG	140,904
3,121	Flughafen Wien AG	369,809
3,169	Intercell AG(b)	131,286
197	Lenzing AG	114,119
1,270	Mayr Melnhof Karton AG	150,851
1,756	Palfinger AG	98,947
5,405	RHI AG(b)	276,611
779	Rosenbauer International AG	43,444
526	S&T System Integration & Technology Distribution AG(b)	39,407
1,455	Schoeller-Bleckmann Oilfield Equipment AG	147,681
7,347	Uniqa Versicherungen AG	259,675

		2,894,978

BELGIUM - 0.5%
5,614	Ackermans & Van Haaren	583,885
50	Banque Nationale de Belgique	240,531
2,225	Barco NV	182,873
4,312	Bekaert SA	593,255
1,479	Cofinimmo	277,932
45	Compagnie d’Entreprises CFE	97,735
765	Compagnie Immobiliere de Belgique SA	41,998
4,983	Compagnie Maritime Belge SA	456,976
3,050	Deceuninck NV	75,328
674	D’ieteren SA	291,714
3,411	Elia System Operator SA NV	141,460

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
BELGIUM (continued)
2,600	Euronav NV	$77,207
3,075	Exmar NV	99,642
167	Icos Vision Systems NV(b)	7,620
3,415	Innogenetics(b)	33,143
3,840	Ion Beam Applications(b)	107,354
829	Kinepolis	55,119
5,034	Melexis NV	79,264
4,938	Omega Pharma SA	330,464
3,216	Option NV(b)	30,979
1,694	Recticel SA	25,765
740	Roularta Media Group NV	60,853
167	Sipef NV	91,927
6,295	Tessenderlo Chemie NV	399,393
325	VAN DE Velde	17,583
445	VPK Packaging Group	27,073
643	Warehouses De Pauw SCA	43,236

		4,470,309

BRAZIL - 1.2%
10,000	Acesita SA, Preference	504,724
5,700	Centrais Eletricas de Santa Catarina SA - Class B, Preference	157,235
20,000	Cia Brasileira de Petroleo Ipiranga, Preference	351,313
4,000	Cia de Saneamento do Parana	7,188
14,400	Cia de Tecidos do Norte de Minas - Coteminas, Preference	114,741
750	Cia Energetica do Ceara - Class A, Preference	10,747
27,800	Cia Paranaense de Energia - Class B, Preference	461,018
59,189	Confab Industrial SA, Preference	213,411
7,800	Duratex SA, Preference	259,106
1,870,000	Eletropaulo Metropolitana de Sao Paulo SA - Class A, Preference	131,823
5,800	Eleva Alimentos SA(b)	83,281
21,000	Eternit SA	103,747
15,000	Gol-Linhas Aereas Inteligentes SA, Preference	415,162
193,000	Klabin SA, Preference	800,705
24,000	Lojas Americanas SA, Preference	279,294
3,000,000	Magnesita SA - Class A, Preference	72,788
41,800	Marcopolo SA, Preference	212,544
31,800	Metalurgica Gerdau SA, Preference	1,277,770
22,319	NET Servicos de Comunicacao SA, Preference(b)	356,583
10,000	Paranapanema SA, Preference(b)	172,190
27,977	Perdigao SA	758,168
5,000	Petroquimica Uniao SA, Preference	45,648
20,000	Plascar Participacoes Industriais SA(b)	120,764
2,600	Refinaria Petroleo Ipiranga SA, Preference	83,379
147,000	Sadia SA, Preference	1,009,927
4,200	Saraiva SA Livreiros Editores, Preference	75,960
37,626	Suzano Papel e Celulose SA, Preference	641,358
24,900	Suzano Petroquimica SA, Preference	136,107
6,138	Telemig Celular Participacoes SA, Preference	191,732
5,600	Ultrapar Participacoes SA, Preference	226,472
113,520	Uniao de Industrias Petroquimicas SA - Class B, Preference	135,779
19,298	Votorantim Celulose e Papel SA, Preference	605,484
58,200	Weg SA	891,168

		10,907,316

CANADA - 3.6%
3,000	Aastra Technologies Ltd.(b)	104,769
12,300	Aber Diamond Corp.	539,317
1,800	Absolute Software Corp.(b)	73,665
2,900	Aecon Group, Inc.(b)	54,153
3,300	AEterna Zentaris, Inc.(b)	6,323
900	Ainsworth Lumber Co. Ltd.(b)	6,097
1,200	Akita Drilling Ltd. - Class A	15,892
3,533	Alberta Clipper Energy, Inc.(b)	8,004
5,500	Allen-Vanguard Corp.(b)	61,134
4,000	Allied Properties Real Estate Investment Trust	90,404
2,600	Altius Minerals Corp.(b)	75,689
3,200	Amerigo Resources Ltd.	9,316
6,400	Angiotech Pharmaceuticals, Inc.(b)	30,691
35,500	Antrim Energy, Inc.(b)	238,633
6,500	Aquiline Resources, Inc.(b)	72,593
1,300	Artis Real Estate Investment Trust	23,106
2,100	Aspreva Pharmaceuticals Corp.(b)	52,397
8,400	Astral Media, Inc.	400,415
2,586	Atrium Innovations, Inc.(b)	62,279
21,420	ATS Automation Tooling Systems, Inc.(b)	164,394
4,900	Augusta Resource Corp.(b)	21,578
23,800	Aurelian Resources, Inc.(b)	246,906
22,800	Aurizon Mines Ltd.(b)	96,544
2,200	Aurora Energy Resources, Inc.(b)	37,891
7,700	Axcan Pharma, Inc.(b)	157,970

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
CANADA (continued)
9,300	Baffinland Iron Mines Corp.(b)	$46,074
11,900	Baja Mining Corp.(b)	28,218
9,400	Ballard Power Systems, Inc.(b)	48,162
6,400	Bioms Medical Corp.(b)	17,615
700	BioteQ Environmental Technologies, Inc.(b)	3,097
4,600	Birchcliff Energy Ltd.(b)	24,835
2,900	BMTC Group, Inc.	70,608
5,600	Boardwalk Real Estate Investment Trust	258,762
3,100	Boralex, Inc. - Class A(b)	61,925
6,500	Bow Valley Energy Ltd.(b)	48,510
2,200	Breaker Energy Ltd.(b)	13,298
68,500	Breakwater Resources Ltd.(b)	200,138
5,400	Calfrac Well Services Ltd.	115,243
8,500	Calloway Real Estate Investment Trust	225,851
2,600	Calvalley Petroleum, Inc. - Class A(b)	18,303
6,100	Canaccord Capital, Inc.	121,399
4,100	Canada Bread Co. Ltd.	287,757
1,300	Canadian Apartment Properties Real Estate Investment Trust	25,088
17,600	Canadian Hydro Developers, Inc.(b)	121,848
16,700	Canadian Superior Energy, Inc.(b)	53,919
11,400	Canadian Western Bank	371,331
6,800	Canam Group, Inc.	114,743
13,600	Canfor Corp.(b)	125,973
5,300	Cangene Corp.(b)	44,884
8,000	Cardiome Pharma Corp.(b)	83,841
13,100	Cascades, Inc.	123,005
7,800	Caspian Energy, Inc.(b)	4,294
37,300	Catalyst Paper Corp.(b)	56,069
5,900	CCL Industries - Class B	279,745
32,400	Celestica, Inc.(b)	221,568
4,300	Celtic Exploration Ltd.(b)	59,858
6,800	Certicom Corp.(b)	15,117
44,600	Chariot Resources Ltd.(b)	59,017
3,800	CHC Helicopter Corp. - Class A	97,348
2,900	Churchill Corp. (The)(b)	90,716
3,443	Coalcorp Mining, Inc.(b)	11,663
4,400	Cogeco Cable, Inc.	229,397
10,000	COM DEV International Ltd.(b)	50,177
3,800	Cominar Real Estate Investment Trust	84,073
6,300	Compton Petroleum Corp.(b)	55,554
30,700	Connacher Oil & Gas Ltd.(b)	130,970
1,300	Constellation Software, Inc.	34,941
3,100	Corby Distilleries Ltd. - Class A	85,815
14,800	Corridor Resources, Inc.(b)	167,325
6,500	Corus Entertainment, Inc. - Class B	342,323
5,000	Cott Corp.(b)	35,516
900	Crew Energy, Inc.(b)	8,479
34,300	Crystallex International Corp.(b)	108,566
2,800	Dalsa Corp.(b)	29,996
25,004	Denison Mines Corp.(b)	351,509
6,600	Descartes Systems Group, Inc.(b)	31,161
5,600	Dorel Industries, Inc. - Class B	192,249
7,400	Draxis Health, Inc.(b)	38,698
15,300	Dundee Corp. - Class A(b)	353,083
4,400	Dundee Precious Metals, Inc.(b)	44,901
1,000	Dundee Real Estate Investment Trust	38,840
13,900	DundeeWealth, Inc.	264,419
8,300	Duvernay Oil Corp.(b)	297,593
112,600	Eastern Platinum Ltd.(b)	349,249
53,600	Eldorado Gold Corp.(b)	373,920
3,533	Ember Resources, Inc.(b)	6,545
4,700	Emera, Inc.	101,796
23,100	Emergis, Inc.(b)	182,179
2,200	Ensign Energy Services, Inc.	39,475
101,100	Equinox Minerals Ltd.(b)	551,172
1,500	Equitable Group, Inc.	48,351
37,400	European Goldfields Ltd.(b)	253,385
6,500	Evertz Technologies Ltd.	260,028
1,900	Exfo Electro Optical Engineering, Inc.(b)	12,249
36,100	First Calgary Petroleums Ltd.(b)	159,357
9,000	Firstservice Corp.(b)	341,820
4,200	Flint Energy Services Ltd.(b)	107,818
17,241	FNX Mining Co., Inc.(b)	695,371
5,500	Forzani Group Ltd. (The) - Class A(b)	104,801
9,900	Fronteer Development Group, Inc.(b)	124,398
7,600	Frontera Copper Corp.(b)	61,949
13,800	Galleon Energy, Inc. - Class A(b)	209,633
3,600	Garda World Security Corp. - Class A(b)	69,397
1,800	Gluskin Sheff + Associates, Inc.	57,183
2,100	Gold Eagle Mines Ltd.(b)	17,406
1,300	Great Basin Gold Ltd.(b)	4,638
11,000	Great Canadian Gaming Corp.(b)	161,859
3,800	Greystar Resources Ltd.(b)	31,819
4,000	GSI Group, Inc.(b)	37,600
7,400	Guyana Goldfields, Inc.(b)	75,907
7,700	Hanfeng Evergreen, Inc.(b)	123,816
3,500	Heroux-Devtek, Inc.(b)	36,124
35,400	High River Gold Mines Ltd.(b)	105,302
8,216	Highpine Oil & Gas Ltd.(b)	74,624
5,300	Home Capital Group, Inc.	235,643
15,100	Husky Injection Molding Systems Ltd.	130,595
5,100	Hydrogenics Corp.(b)	6,964
4,600	Iamgold Corp.	40,271

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
CANADA (continued)
5,600	Imperial Metals Corp.(b)	$102,319
2,800	Indigo Books & Music, Inc.(b)	48,018
7,300	Intermap Technologies Corp.(b)	65,686
6,300	International Forest Products Ltd. - Class A(b)	46,150
6,300	Intertape Polymer Group, Inc.(b)	21,608
8,200	Iteration Energy Ltd.(b)	42,187
25,600	Ivanhoe Energy, Inc.(b)	63,143
10,400	Jinshan Gold Mines, Inc.(b)	29,725
5,300	Kaboose, Inc.(b)	16,832
7,300	Kereco Energy Ltd.(b)	32,843
13,600	Kingsway Financial Services, Inc.	285,058
6,900	Kirkland Lake Gold, Inc.(b)	100,361
10,000	Labopharm, Inc.,(b)	14,714
4,100	Laramide Resources(b)	44,661
2,600	Laurentian Bank Of Canada	120,332
2,400	Le Chateau, Inc.	33,968
12,400	Leon’s Furniture Ltd.	181,146
17,400	Linamar Corp.	424,754
9,000	Lions Gate Entertainment Corp.(b)	96,192
6,700	MacDonald Dettwiler & Associates Ltd.(b)	317,180
16,400	Magellan Aerospace Corp.(b)	35,764
4,100	Major Drilling Group International(b)	270,136
12,700	Maple Leaf Foods, Inc.	190,638
1,500	March Networks Corp.(b)	19,944
1,900	Marsulex, Inc.	27,495
11,900	Martinrea International, Inc.(b)	216,043
4,300	Maxim Power Corp.(b)	30,862
19,000	MDS, Inc.	427,407
4,100	MEGA Brands, Inc.(b)	68,706
3,500	Melcor Developments Ltd.	83,364
5,800	Methanex Corp.	177,012
36,600	Miramar Mining Corp.(b)	248,740
5,300	Morguard Real Estate Investment Trust	75,518
1,900	Mosaid Technologies, Inc.	38,054
13,900	Neo Material Technologies, Inc.(b)	79,311
4,900	Neurcochem, Inc.(b)	17,636
14,700	Norbord, Inc.	124,491
8,400	North American Palladium Ltd.(b)	67,936
2,400	Northbridge Financial Corp.	94,003
3,400	Northern Peru Copper Corp.(b)	41,679
400	Northern Property Real Estate Investment Trust	8,964
28,200	Northgate Minerals Corp.(b)	97,319
6,600	NuVista Energy Ltd.(b)	102,844
13,700	Oilexco, Inc.(b)	250,607
11,100	Open Text Corp.(b)	346,754
6,800	Pacific Stratus Energy Ltd.(b)	100,058
10,400	PAN American Silver Corp.(b)	345,364
6,000	Paramount Resources Ltd.(b)	117,250
11,600	Pason Systems, Inc.	184,195
22,300	Patheon, Inc.(b)	82,623
15,900	Petaquilla Minerals Ltd.(b)	50,495
13,500	Petrobank Energy & Resources Ltd.(b)	671,677
4,100	Petrolifera Petroleum Ltd.(b)	71,223
13,500	Points International Ltd.(b)	28,725
3,700	Polaris Minerals Corp.(b)	54,052
12,300	Polymet Mining Corp.(b)	48,177
7,800	ProEx Energy Ltd.(b)	120,305
3,600	Q9 Networks, Inc.(b)	60,975
17,300	QLT, Inc.(b)	82,961
10,200	Quadra Mining Ltd.(b)	218,113
12,800	Quebecor World, Inc.(b)	124,524
3,700	Quebecor, Inc. - Class B	160,589
23,200	Quest Capital Corp.	69,503
4,700	Real Resources, Inc.(b)	53,635
9,400	Reitman’s Canada Ltd. - Class A	194,040
1,600	Resverlogix Corp.(b)	24,305
1,900	Richelieu Hardware Ltd.	49,378
7,200	Rider Resources Ltd.(b)	36,890
3,500	Ritchie Bros. Auctioneers, Inc.	263,023
11,900	RONA, Inc.(b)	268,951
10,900	Rothmans, Inc.	284,428
4,800	Rubicon Minerals Corp.(b)	9,400
11,600	Russel Metals, Inc.	386,196
5,700	Samuel Manu-Tech, Inc.	72,408
36,800	Saskatchewan Wheat Pool(b)	496,692
5,800	Savanna Energy Services Corp.	97,685
13,200	Saxon Energy Services, Inc.(b)	74,059
21,900	SEMAFO, Inc.(b)	28,515
11,200	ShawCor Ltd.	467,017
28,700	Sherritt International Corp.	535,628
5,500	Sierra Wireless(b)	130,535
9,000	Silver Standard Resources, Inc.(b)	383,475
26,400	Silvercorp Metals, Inc.	255,714
20,900	Sino-Forest Corp.(b)	557,097
6,000	Skye Resources, Inc.(b)	77,298
2,500	Softchoice Corp.	51,871
9,100	Stantec, Inc.(b)	356,332
36,400	Starfield Resources, Inc.(b)	57,799
1,200	Stella-Jones, Inc.	54,319
5,200	Storm Exploration, Inc.(b)	48,992
9,200	SunOpta, Inc.(b)	137,808
7,000	Suramina Resources, Inc.(b)	14,079
7,600	Synenco Energy, Inc. - Class A(b)	77,718
2,100	Systems Xcellence, Inc.(b)	33,346
18,080	Tahera Diamond Corp.(b)	5,933
7,200	Tanzanian Royalty Exploration Corp.(b)	44,283
17,500	Taseko Mines Ltd.(b)	102,445

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
CANADA (continued)
3,900	Teal Exploration & Mining, Inc.(b)	$21,262
2,400	Teknion Corp.(b)	5,335
6,100	Tesco Corp.(b)	180,808
7,400	Theratechnologies, Inc.(b)	89,773
20,200	Thompson Creek Metals Co., Inc.(b)	534,162
7,300	Timminco Ltd.(b)	123,644
14,000	TLC Vision Corp.(b)	41,941
11,300	Toromont Industries Ltd.	337,929
5,700	Torstar Corp.	118,266
1,400	Transat A.T., Inc. - Class A	58,614
3,100	Transat A.T., Inc. - Class B	129,953
9,000	Transcontinental, Inc. - Class A	198,169
5,600	Transglobe Energy Corp.(b)	32,130
21,200	Trican Well Service Ltd.	448,843
5,700	TVA Group, Inc. - Class B	86,588
23,500	Uex Corp.(b)	208,966
4,200	Uni-Select, Inc.	136,717
9,085	Uranium One, Inc.(b)	98,578
9,400	Uranium Participation Corp.(b)	137,321
8,800	Ur-Energy, Inc.(b)	36,331
74,600	UTS Energy Corp.(b)	482,513
1,650	Vasogen, Inc.(b)	3,022
800	Vector Aerospace Corp.(b)	3,769
4,700	Vernenex Energy, Inc.(b)	48,361
1,260	Vero Energy, Inc.(b)	7,496
2,100	Vitran Corp., Inc.(b)	29,522
400	Wescast Industries, Inc. - Class A	5,293
5,500	West Fraser Timber Co. Ltd.	186,895
17,600	Westaim Corp.(b)	7,639
5,300	Western Canadian Coal Corp.(b)	14,026
4,900	Western Financial Group, Inc.	29,100
6,300	Westjet Airlines Ltd.(b)	133,583
7,300	Westport Innovations, Inc.(b)	19,242
1,100	Wi-Lan, Inc.(b)	4,425
4,600	Winpak Ltd.	31,360
600	Xantrex Technology, Inc.(b)	7,304
4,300	Xtreme Coil Drilling Corp.(b)	44,837
9,991	Yamana Gold, Inc.	150,185
19,200	Zarlink Semiconductor, Inc.(b)	25,203
1,100	ZCL Composites, Inc.	15,138

		32,192,661

CHILE - 0.2%
164,971	Banmedica SA	227,662
49,991	Cementos BIO BIO SA	145,078
12,790	Cia de Consumidores de Gas de Santiago SA	63,593
42,000	Cia Sudamericana de Vapores SA(b)	121,887
49,225,119	CorpBanca SA	379,615
17,867	Cristalerias de Chile SA	250,189
792,236	Empresas Iansa SA	76,531
37,174	Farmacias Ahumada SA	173,516
200,535	Industrias Forestales SA	61,453
1,454,475	Madeco SA(b)	183,422
179,728	Vina Concha y Toro SA	466,873
7,792,205	Vina San Pedro SA(b)	83,971

		2,233,790

CHINA - 0.2%
48,000	Anhui Expressway Co.	39,142
192,000	AviChina Industry & Technology Co.(b)	54,501
30,000	Baoye Group Co. Ltd.	34,450
92,000	Beijing Capital Land Ltd.	80,483
152,000	China Wireless Technologies Ltd.	26,084
92,000	Dalian Port PDA Co. Ltd.	84,281
37,500	Great Wall Motor Co. Ltd.	64,837
58,000	Harbin Power Equipment	187,091
140,000	Hunan Non-Ferrous Metal Corp. Ltd.	126,628
29,000	Lianhua Supermarket Holdings Co. Ltd.	45,051
160,000	Qingling Motors Co.	39,225
38,000	Shenzhen Expressway Co. Ltd.	39,225
62,000	Tianjin Capital Environmental Protection	40,639
95,000	Travelsky Technology Ltd.	113,261
75,000	Weiqiao Textile Co.	139,931
108,000	Xinao Gas Holdings Ltd.	204,845
40,000	Zhejiang Glass Co. Ltd.(b)	52,437

		1,372,111

DENMARK - 0.3%
1,300	Alm. Brand A/S(b)	86,155
1,600	Amagerbanken A/S	94,066
2,400	Auriga Industries - Class B	51,075
2,250	Bang & Olufsen A/S - Class B	263,685
1,100	Biomar Holding A/S	45,750
9,000	Capinordic A/S(b)	40,405
2,200	Dalhoff Larsen & Horneman A/S - Class B	40,405
950	Dfds A/S	173,739
250	DiBa Bank A/S	20,407
2,350	East Asiatic Co. Ltd. A/S	189,312
220	Fionia Bank A/S	80,127
4,162	Forstaedernes Bank A/S	176,742
90	H+H International A/S	40,300
1,000	IC Companys A/S	70,160
1,275	NeuroSearch A/S(b)	97,012
1,300	Nordjyske Bank A/S	48,510
25	Norresundby Bank A/S	18,172
200	Parken Sport & Entertainment A/S(b)	56,750
980	Ringkjoebing Landbobank A/S	171,417
1,125	Royal UNIBREW A/S	143,868
350	Sanistal A/S - Class B	57,887
1,000	Schouw & Co.	93,288

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
DENMARK (continued)
700	SimCorp A/S	$181,348
2,600	Sjaelso Gruppen	106,115
7,970	Spar Nord Bank A/S	206,013
325	Sparbank	25,266
100	Sparekassen Faaborg A/S	46,741
650	Thrane & Thrane A/S	40,551
4,000	TK Development(b)	75,797
500	Vestjysk Bank A/S	31,436

		2,772,499

FINLAND - 0.7%
11,568	Alma Media	195,886
22,250	Amer Sports Oyj - Class A	591,743
1,400	Bank of Aland Plc - Class B	54,146
16,468	Comptel Plc	36,497
4,700	Cramo Oyj - Class B	175,650
2,150	Elcoteq SE	13,983
10,700	Elektrobit Corp.	28,984
12,200	Finnair Oyj	206,235
5,400	Finnlines Oyj	121,947
9,150	Fiskars Oyj Abp - Class A	188,209
11,650	F-Secure Oyj	45,564
2,100	HKScan Oyj	49,431
14,150	Huhtamaki Oyj	202,714
9,800	Kemira Oyj	232,100
12,000	Konecranes Oyj	537,119
3,265	Kyro Oyj Abp	16,790
5,400	Lassila & Tikanoja Oyj	184,602
1,850	Lemminkainen Oyj	134,982
10,440	Nokian Renkaat Oyj	393,192
16,857	OKO Bank Plc - Class A	361,387
1,850	Olvi Oyj - Class A	71,819
7,279	Orion Oyj - Class A	186,100
14,389	Orion Oyj - Class B	369,339
2,400	PKC Group Oyj	36,851
1,080	Ponsse Oyj	27,377
7,300	Poyry Oyj	206,200
20,000	Raisio Plc - Class V	55,045
6,800	Rapala VMC Oyj	58,608
1,500	Stockman Oyj Abp - Class A	72,811
5,315	Stockman Oyj Abp - Class B	265,230
126	Tietoenator Oyj	3,090
17,900	Uponor Oyj	467,757
1,200	Vacon Plc	61,708
1,000	Vaisala Oyj - Class A	54,538
16,100	YIT Oyj	495,582

		6,203,216

FRANCE - 1.6%
902	Ales Groupe	26,132
3,474	Alten(b)	136,977
19,560	Altran Technologies SA(b)	143,934
3,839	April Group	246,239
1,781	Assystem	30,958
1,591	Audika	81,031
923	Bacou Dalloz	129,435
7,010	Beneteau SA	199,633
1,514	BioMerieux	169,065
300	Boiron SA	7,866
629	Bonduelle SCA	81,765
1,679	Bongrain SA	197,486
9,779	Bourbon SA	690,416
7	Bull SA(b)	5
10,949	Bull SA(b)	80,093
13,122	Business Objects SA(b)	788,441
17,208	Canal Plus	201,406
2,116	Carbone Lorraine	189,332
4,445	CBo Territoria	26,850
489	Cegedim SA	58,084
376	Cegereal	18,409
1,047	Cegid Group	58,693
1,670	Clarins	144,491
3,425	Club Mediterranee SA(b)	229,954
2,331	Compagnie Plastic-Omnium SA	151,033
1,082	Damartex SA	39,967
678	Delachaux SA	69,769
12,314	Derichebourg(b)	128,072
845	Electricite de Strasbourg	182,378
1,280	Etam Developpement SA	75,630
279,888	Euro Disney SCA(b)	36,489
613	Exel Industries SA - Class A	93,147
1,883	Faurecia(b)	162,292
2,688	Fimalac	212,984
839	Fleury Michon SA	68,058
518	Geodis	111,801
6,915	GFI Informatique	80,834
1,410	GL Events	104,083
899	Groupe Crit	40,656
3,507	Groupe Steria SCA	164,796
251	Guerbet	56,792
1,184	Guyenne et Gascogne SA	221,056
3,678	Haulotte Group	139,640
49,971	Havas SA	294,607
2,150	IMS-International Metal Service	103,272
2,604	Ingenico	85,436
2,016	IPSOS	73,707
863	Laurent-Perrier	160,999
346	LISI	40,797
629	Maisons France Confort	53,028
3,415	Manitou BF SA	193,369
873	Manutan (Societe)	85,498
5,752	Mercialys SA	224,881
4,555	Nexans SA	773,891
4,029	Nexity	267,822
463	Norbert Dentressangle	55,666
4,755	Oberthur Card Systems SA	44,909
254	Orco Property Group	40,082
6,698	Orpea(b)	423,312
1,266	Pierre & Vacances	166,239
485	Radiall	72,362
4,762	Rallye SA	365,246
2,324	Remy Cointreau SA	178,588

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
FRANCE (continued)
9,065	Rhodia SA(b)	$351,255
1,356	Rodriguez Group(b)	66,175
1,662	Rubis	158,893
1,400	Saft Groupe SA	69,011
15,650	SCOR SE	426,190
1,333	SEB SA	254,879
2,300	Sechilienne-Sidec	206,495
56	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	58,649
2,776	Societe Immobiliere de Location pour l’Industrie et le Commerce	428,815
540	Somfy SA	161,918
811	Sopra Group SA	74,363
573	Spir Communication	68,061
1,360	Stallergenes	126,081
857	Ste Industrielle d’Aviation Latecoere SA	26,578
1,316	STEF-TFE	100,366
62	Sucriere de Pithiviers-Le-Vieil	54,785
1,305	Synergie SA	55,765
6,662	Teleperformance	265,090
3,877	Theolia SA(b)	112,264
2,088	Trigano SA	109,398
8,342	UBISOFT Entertainment(b)	685,026
886	Union Financiere de France BQE SA	56,662
10,605	Valeo SA	580,829
7,341	Viel et Compagnie	57,316
402	Vilmorin & Cie	58,418
1,248	Virbac SA	118,952
127	VM Materiaux SA	14,268
3,913	Zodiac SA	270,937

		14,797,322

GERMANY - 1.7%
5,932	Aareal Bank AG	307,362
2,064	Adlink Internet Media AG(b)	45,594
4,077	ADVA AG Optical Networking(b)	33,781
11,559	Aixtron AG(b)	136,126
5,397	Altana AG	130,791
5,132	AWD Holding AG	170,014
6,102	Baader Wertpapierhandelsbank AG	42,516
1,916	Balda AG(b)	20,538
3,334	Bechtle AG	168,257
8,045	Bilfinger Berger AG	715,176
1,034	Biotest AG	60,511
780	Boewe Systec AG	40,506
2,684	CENTROTEC Sustainable AG(b)	49,104
1,017	Cewe Color Holding AG	45,447
3,193	ComBOTS AG(b)	54,716
8,271	Comdirect Bank AG	118,251
2,944	Conergy AG	137,743
934	CTS Eventim AG	43,984
4,009	Curanum AG	51,974
1,958	D+S Europe AG(b)	36,871
6,258	DAB Bank AG	62,095
11,195	Deutz AG(b)	153,732
7,612	Douglas Holdings AG	484,826
1,775	Duerr AG(b)	88,705
440	DVB Bank AG	179,098
6,000	EM.Sport Media AG(b)	42,587
13,153	Epcos AG	265,213
1,290	Escada AG(b)	52,938
1,198	Euwax AG	98,221
10,166	Evotec AG(b)	39,171
3,542	Fielmann AG	233,551
14,237	Freenet AG	353,682
1,320	Fuchs Petrolub AG	132,889
2,507	Gerry Weber International AG	89,734
2,948	GFK AG	118,800
3,263	GPC Biotech AG(b)	15,220
711	Grenkeleasing AG	30,681
1,410	Hawesko Holding AG	46,976
11,016	Heidelberger Druckmaschinen AG	449,831
1,384	Indus Holding AG	51,703
834	Interseroh AG zur Verwertung von Sekundaerrohstoffen	63,763
9,419	Jenoptik AG(b)	95,370
9,805	Kontron AG	248,409
4,116	Krones AG	378,301
210	KSB AG	209,890
7,388	KUKA AG(b)	299,758
1,410	KWS Saat AG	300,566
7,696	Lanxess AG	384,270
5,406	Leoni AG	343,694
4,552	Medion AG(b)	125,545
900	Morphosys AG(b)	55,733
7,780	MTU Aero Engines Holding AG	474,452
120	Muehlbauer Holding AG & Co. KGaA	4,693
3,842	MVV Energie AG	166,625
1,551	Nemetschek AG	54,370
6,988	Norddeutsche Affinerie AG	292,537
4,552	Nordex AG(b)	233,946
1,199	Pfeiffer Vacuum Technology AG	102,211
3,942	Pfleiderer AG	104,610
13,058	Premiere AG(b)	267,648
8,596	QSC AG(b)	36,483
932	Rational AG	216,006
678	REpower Systems AG(b)	132,585
4,181	Rheinmetall AG	372,587
13,298	Rhoen Klinikum AG	422,238
475	Sartorius AG	22,644
1,302	Schlott Gruppe AG	36,890
14,249	SGL Carbon AG(b)	831,183
5,128	Singulus Technologies(b)	62,619
1,556	Sixt AG	85,108

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
GERMANY (continued)
5,314	Software AG	$496,030
1,149	Solon AG Fuer Solartechnik(b)	144,351
9,857	Stada Arzneimittel AG	626,530
904	STINAG Stuttgart Invest AG	37,320
530	STRABAG AG	198,841
10,545	Suedzucker AG	239,663
4,152	Takkt AG	80,592
4,973	Techem AG	434,377
31,712	United Internet AG	692,717
2,439	Vivacon AG	57,022
1,861	Vossloh AG	220,053
3,126	Wincor Nixdorf AG	310,449
10,051	Wirecard AG(b)	175,439
2,027	Wuerttembergische Lebensversicherung AG - Class D(b)	92,343

		15,629,376

GREECE - 0.5%
30,156	Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical & Organizations(b)	110,516
12,921	Anek Lines SA	42,300
11,258	Aspis Bank SA	52,837
8,200	Athens Medical Center SA	60,578
11,160	Attica Holdings SA	87,618
6,750	Bank of Attica(b)	40,871
2,620	Bank of Greece	342,894
10,660	Blue Star Maritime SA	58,677
1,850	C. Rokas SA	61,957
10,995	Diagnostic & Therapeutic Center of Athens Hygeia SA(b)	77,404
4,480	Forthnet SA(b)	71,384
4,720	Fourlis Holdings SA	190,072
2,870	Frigoglass SA	105,928
9,670	GEK Group of Cos. SA	193,302
6,280	Geniki Bank(b)	46,758
9,780	Halcor SA	53,834
2,570	Hellenic Duty Free Shops SA	45,641
28,277	Hellenic Technodomiki Tev SA	429,265
6,140	Heracles General Cement Co.	157,424
4,630	Iaso SA	83,164
20,300	Intracom Holdings SA	128,796
6,280	J&P-Avax SA	70,955
10,171	Lambrakis Press SA	39,779
3,450	Lampsa Hotel Co.	84,957
8,280	M.J. Maillis SA	27,826
5,160	Metka SA	131,700
10,180	Michaniki SA	114,430
11,600	Minoan Lines Shipping SA	91,745
12,165	Motor Oil Hellas Corinth Refineries SA	300,623
3,920	Mytilineos Holdings SA	232,242
2,580	Neochimiki LV Lavrentiadis SA	80,126
7,509	Nireus Aquaculture SA	43,073
11,720	Regency Entertainment SA(b)	207,118
5,750	Sarantis SA	114,609
28,837	Technical Olympic SA(b)	51,379
3,530	Terna SA	79,768
27,740	Viohalco	451,651

		4,563,201

HONG KONG - 1.4%
96,000	Alco Holdings Ltd.	45,955
30,000	Allied Group Ltd.	158,317
480,000	Allied Properties HK Ltd.(b)	190,755
56,000	AMVIG Holdings Ltd.	78,036
142,000	Asia Financial Holdings Ltd.	80,250
34,000	Asia Satellite Telecommunications Holdings Ltd.	67,998
1,189,443	Asia Standard International Group Ltd.	46,041
900,000	Asian Union New Media Group Ltd.(b)	15,329
36,000	Associated International Hotels Ltd.(b)	64,101
340,000	Brilliance China Automotive Holdings Ltd.(b)	90,810
64,000	Cafe de Coral Holdings Ltd.	128,987
250,000	Champion Technology Holdings Ltd.	55,160
320,000	Chaoda Modern Agriculture (Holdings) Ltd.	289,436
70,000	Chen Hsong Holdings Ltd.	47,869
36,000	Chevalier International Holdings Ltd.	41,759
150,000	Chia Tai Enterprises International Ltd.(b)	4,645
225,000	China Aerospace International Holdings Ltd.(b)	53,708
130,000	China Electronics Corp. Holdings Co. Ltd.	62,566
245,000	China Everbright International Ltd.	127,712
174,000	China Foods Ltd.(b)	132,011
228,000	China Gas Holdings Ltd.	107,966
63,000	China Green Holdings Ltd.	69,420
154,000	China Insurance International Holdings Co. Ltd.(b)	495,765
106,000	China Metal International Holdings, Inc.	38,979
194,000	China Oriental Group Co. Ltd.	138,925
190,000	China Pharmaceutical Group Ltd.(b)	93,894
346,000	China Power International Development Ltd.	183,486
202,000	China Rare Earth Holdings Ltd	58,122
348,000	China Resources Logic Ltd.	58,372
210,000	China Seven Star Shopping Ltd.(b)	10,974
54,000	China Shineway Pharmaceutical Group Ltd.	39,506

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
HONG KONG (continued)
480,000	China Solar Energy Holdings Ltd.(b)	$34,683
34,000	China State Construction International Holdings Ltd.	70,630
51,000	Chong Hing Bank Ltd.	119,106
52,000	Chow Sang Sang Holdings International Ltd.	71,523
350,000	Citic 21CN Co. Ltd.(b)	35,676
580,000	Citic Resources Holdings Ltd.(b)	369,691
48,000	Clear Media Ltd.(b)	50,785
420,000	CNPC (Hong Kong) Ltd.	338,699
286,000	Coastal Greenland Ltd.	83,768
94,000	Comba Telecom Systems Holdings Ltd.	36,265
120,000	Cosco International Holdings Ltd.	182,704
44,000	Cross-Harbour Holdings Ltd.	50,130
33,550	Dickson Concepts International Ltd.	27,965
121,000	Digital China Holdings Ltd.	79,311
10,000	DVN Holdings Ltd.(b)	1,664
110,000	Dynasty Fine Wines Group Ltd	48,256
168,234	EganaGoldpfeil Holdings Ltd.	14,327
32,400	Emperor Capital Group Ltd.(b)	4,933
162,000	Emperor International Holdings Ltd.	55,601
121,000	Enerchina Holdings Ltd.(b)	6,791
110,000	Extrawell Pharmaceutical Holdings Ltd.(b)	27,960
224,116	Far East Consortium International Ltd.	103,813
54,000	Fong’s Industries Co. Ltd.	34,838
118,000	Fountain Set (Holdings) Ltd.	35,018
39,000	FU JI Food & Catering Services Holdings Ltd.	98,025
98,000	Fubon Bank Hong Kong Ltd.	71,443
152,000	Fushan International Energy Group Ltd.(b)	100,807
490,000	Geely Automobile Holdings Ltd.	57,534
170,000	Giordano International Ltd.	78,965
184,000	Global Bio-Chem Technology Group Co. Ltd.	67,662
116,000	Glorious Sun Enterprises Ltd.	63,910
320,000	Golden Resorts Group Ltd.(b)	29,315
44,000	Grande Holdings Ltd.	17,372
180,000	GZI Transportation Ltd.	126,809
40,000	Harbour Centre Development Ltd.	100,745
66,000	Hi Sun Technology (China) Ltd.(b)	27,421
360,000	HKC Holdings Ltd.	127,273
159,600	HKR International Ltd.	162,890
56,000	Hong Kong Ferry (Holdings) Co. Ltd.	59,250
142,000	Hongkong Chinese Ltd.	32,980
8,000	Hua Han Bio-Pharmaceutical Holdings Ltd.	2,271
59,631	Hung Hing Printing Group Ltd	30,622
450,000	Hutchison Harbour Ring Ltd.	34,257
135,000	I-CABLE Communications Ltd.	29,438
23,000	Integrated Distribution Services Group Ltd.	89,920
33,000	Jinhui Holdings Ltd.(b)	32,573
263,579	K Wah International Holdings Ltd.	173,446
234,666	Kingway Brewery Holdings Ltd.	72,971
1,072,000	Lai Sun Development Co. Ltd.(b)	34,303
43,000	Li Ning Co. Ltd.	159,788
46,000	Liu Chong Hing Investment Ltd.	66,238
62,000	Lung Kee (Bermuda) Holdings Ltd.	32,799
52,000	Matsunichi Communication Holdings Ltd.	45,289
98,000	Midland Holdings Ltd.	119,872
440,000	Mingyuan Medicare Development Co. Ltd.	66,424
108,000	Minmetals Resources Ltd.	92,807
67,000	Miramar Hotel & Investment Co. Ltd.	112,556
3,671,148	Nan Hai Corp. Ltd.(b)	80,526
280,000	Natural Beauty Bio-Technology Ltd.	69,727
145,000	Neo-China Group Holdings Ltd	174,743
162,000	Next Media Ltd.	54,138
242,000	Oriental Press Group Ltd.	34,660
300,000	Pacific Andes International Holdings Ltd.	89,416
69,000	Pacific Basin Shipping Ltd.	152,418
275,000	Pacific Century Premium Developments Ltd.	93,674
824,000	Paliburg Holdings Ltd.	27,643
150,000	Peace Mark Holdings Ltd.	245,024
200,000	Pico Far East Holdings Ltd.	62,708
198,000	Playmates Holdings Ltd.	20,183
25,000	Ports Design Ltd.	93,545
192,000	Prime Success International Group Ltd.	141,208
80,000	Public Financial Holdings Ltd.	52,127
130,081	PYI Corp. Ltd.	59,080
1,222,000	Regal Hotels International Holdings Ltd.	104,064
56,000	Road King Infrastructure Ltd.	112,574
88,000	SA SA International Holdings Ltd.	29,862
200,000	SCMP Group Ltd.	64,514
26,000	SEA Holdings Ltd.	21,336
2,806,000	Semiconductor Manufacturing International Corp.(b)	318,606
8,000	Shaw Brothers (Hong Kong)	16,516

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
HONG KONG (continued)
1,177,500	Shenzen International Holdings Ltd.	$200,548
89,000	Shenzhou International Group Holdings Ltd.	40,307
538,000	Shougang Concord International Enterprises Co. Ltd.	284,610
34,000	Shui On Construction & Materials Ltd.	131,170
200,000	Silver Grant International. Ltd.	43,353
236,000	Sino Biopharmaceutical Ltd.	46,589
2,330,000	Sino-I Technology Ltd.(b)	45,095
272,250	Sinolink Worldwide Holdings Ltd.	91,333
118,000	Sinopec Kantons Holdings Ltd.	33,952
245,000	Sinotrans Ltd. - Class H	154,898
158,000	Skyfame Realty Holdings Ltd.(b)	33,230
436,000	Skyworth Digital Holdings Ltd.	60,757
43,500	SmarTone Telecommunications Holding Ltd.(b)	53,096
195,486	SRE Group Ltd.	74,661
306,000	Stone Group Holdings Ltd.	42,246
91,000	Sun Hung Kai & Co. Ltd.	146,769
82,000	TAI Cheung Holdings Ltd.	71,417
69,000	Tan Chong International Ltd.	24,038
290,001	TCL Multimedia Technology Holdings Ltd.(b)	20,206
132,000	Texwinca Holdings Ltd.	115,816
134,000	Tian An China Investment Co. Ltd.	202,290
106,000	Tianjin Development Holdings Ltd.	177,254
420,000	Titan Petrochemicals Group Ltd.(b)	33,057
132,000	Top Form International Ltd.	16,691
108,000	Towngas China Co. Ltd.(b)	66,331
228,000	TPV Technology Ltd.	152,682
50,000	Truly International Holdings Ltd.	183,220
45,000	Varitronix International Ltd.	33,560
136,000	Vitasoy International Holdings Ltd.	59,838
84,000	VODone Ltd.(b)	36,417
102,000	VST Holdings Ltd.	35,271
29,000	VTech Holdings Ltd.	245,463
70,000	Wai Kee Holdings Ltd.	30,709
29,000	Wing On Co. International Ltd	50,664
80,000	Xiwang Sugar Holdings Co. Ltd.	38,089
30,000	Yip’s Chemical Holdings Ltd.	19,548

		12,592,433

HUNGARY - 0.1%
1,508	Danubius Hotel & Spa Plc(b)	83,581
635	Egis Plc	81,021
344	EMASZ Rt.(b)	50,545
15,083	Fotex Plc(b)	86,906

		302,053

INDONESIA - 0.3%
314,500	Apexindo Pratama Duta PT	86,430
4,550,000	Bakrie & Brothers Tbk PT(b)	157,552
1,594,500	Bank Niaga Tbk PT	150,739
3,011,250	Bank Pan Indonesia Tbk PT(b)	241,641
857,000	Berlian Laju Tanker Tbk PT	204,900
468,300	Bhakti Investama Tbk PT(b)	58,686
479,000	Ciputra Surya Tbk PT(b)	51,602
363,000	Citra Marga Nusaphala Persada Tbk PT	105,744
1,552,000	Energi Mega Persada Tbk PT(b)	213,257
1,307,500	Global Mediacom Tbk PT	176,786
1,339,000	Holcim Indonesia Tbk PT(b)	206,068
1,738,500	Indofood Sukses Makmur Tbk PT	420,435
1,219,500	Kalbe Farma Tbk PT	182,315
867,000	Lippo Karawaci Tbk PT	167,739
1,284,300	Matahari Putra Prima Tbk PT	105,884
130,000	Medco Energi Internasional Tbk PT	66,808
2,072,500	Panin Life Tbk PT(b)	48,982
1,254,500	Ramayana Lestari Sentosa Tbk PT	121,354
125,500	Sinar Mas Agro Resources & Technology Tbk PT	62,081
180,500	Sumalindo Lestari Jaya Tbk PT(b)	72,422
448,000	Summarecon Agung Tbk PT	66,483
1,025,000	Tempo Scan Pacific Tbk PT	89,013
28,500	Timah Tbk PT	61,092

		3,118,013

IRELAND - 0.4%
19,916	DCC Plc	547,557
40,375	Dragon Oil Plc(b)	258,503
6,927	FBD Holdings Plc	248,342
78,374	Fyffes Plc	107,852
52,546	Glanbia Plc	353,174
40,306	Greencore Group Plc	274,409
25,432	Iaws Group Plc	600,480
6,355	Irish Continental Group Plc(b)	239,895
126,231	Kenmare Resources Plc(b)	159,080
6,121	Kingspan Group Plc	145,854
32,800	McInerney Holdings Plc	68,893
9,316	Paddy Power Plc	385,271
13,296	Readymix Plc	29,853
78,374	Total Produce Plc	80,667
48,645	United Drug Plc	243,102

		3,742,932

ISRAEL - 0.3%
24,123	Alony Hetz Properties & Investments Ltd.	114,909
14,254	Alvarion Ltd.(b)	184,657
11,336	AudioCodes Ltd.(b)	74,187

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
ISRAEL (continued)
6,387	Azorim-Investment Development & Construction Co. Ltd.	$100,806
3,843	Blue Square Chain Investments & Properties Ltd.	34,347
6,797	Blue Square-Israel Ltd.	92,644
26,704	Clal Industries & Investments	161,791
3,693	Danya Cebus Ltd.	56,063
13,567	Delek Automotive Systems Ltd	169,510
10,104	Direct Insurance Financial Investments Ltd.(b)	54,520
5,168	Elbit Medical Imaging Ltd.	288,404
686	Electra (Israel) Ltd.(b)	114,553
4,847	Elron Electronic Industries Ltd.(b)	65,097
1,541	FMS Enterprises Migun Ltd.	60,580
14,655	Frutarom	137,059
3,086	Hot Telecommunication System(b)	38,870
51,102	Housing & Construction Holdings Ltd.(b)	111,176
5,109	Israel Petrochemical Enterprises Ltd.	59,866
5,206	Ituran Location & Control Ltd.	60,173
2,244	Koor Industries Ltd.	193,462
833	Property & Building Corp. Ltd.(b)	116,089
5,150	RADVision Ltd.(b)	67,368
7,800	Retalix Ltd.(b)	157,460
6,910	Scailex Corp. Ltd.(b)	66,495
30,677	Super-Sol Ltd.(b)	121,296
8,297	Union Bank of Israel	44,560

		2,745,942

ITALY - 1.0%
12,923	ACEA SpA	256,083
4,493	Acegas-APS SpA	53,954
4,777	Actelios SpA	50,514
18,355	Aedes SpA	122,039
20,522	Amplifon SpA	173,903
4,096	Arnoldo Mondadori Editore SpA	40,524
11,747	Astaldi SpA	108,647
19,000	Azimut Holding SpA	326,139
47,864	Banca Finnat Euramerica SpA	66,837
13,083	Banca Intermobiliare SpA	144,788
6,895	Banca Popolare dell’Etruria e del Lazio	126,944
16,395	Banca Profilo SpA	51,535
10,603	Banco di Desio e della Brianza SpA	119,799
11,767	Benetton Group SpA	217,153
2,727	Biesse SpA	84,929
868	Bonifica Ferraresi e Imprese Agricole SpA	49,916
6,562	Brembo SpA	92,012
10,024	Caltagirone Editore SpA	70,822
9,158	Caltagirone SpA	97,503
7,938	Carraro SpA	101,877
15,854	Cementir SpA	157,311
77,904	Compagnie Industriali Riunite SpA	323,307
11,238	Credito Artigiano SpA	65,115
1,743	Credito Bergamasco SpA	83,319
10,587	Cremonini SpA	32,473
4,901	Danieli & Co. SpA	192,391
20,627	Davide Campari-Milano SpA	221,553
11,715	De’Longhi SpA	81,624
1,000	Digital Multimedia Technologies SpA(b)	74,832
13,659	Ducati Motor Holding SpA(b)	39,156
7,293	ERG SpA	150,434
3,739	ERGO Previdenza SpA	21,962
4,260	Esprinet SpA	72,815
2,543	Fiera Milano SpA	22,452
55,550	Gemina SpA	216,254
12,205	Gewiss SpA	89,458
2,618	GranitiFiandre SpA	37,183
34,089	Gruppo Editoriale L’Espresso SpA	172,210
50,896	Hera SpA	228,732
45,336	IMMSI SpA	118,865
41,722	Impregilo SpA(b)	334,815
6,730	Indesit Co. SpA	119,324
3,035	Industria Macchine Automatiche SpA	69,901
6,000	Interpump Group SpA	68,357
67,845	Iride SpA	258,466
1,246	Italmobiliare SpA	152,892
11,320	Juventus Football Club SpA(b)	20,169
19,815	KME Group(b)	55,683
3,165	Mariella Burani SpA	104,575
5,000	MARR SpA	57,217
6,000	Meliorbanca SpA	32,592
30,200	Milano Assicurazioni SpA	251,758
8,988	Navigazione Montanari SpA	45,568
5,000	Panariagroup Industrie Ceramiche SpA	43,855
4,609	Permasteelisa SpA	120,841
20,492	Piccolo Credito Valtellinese Scarl	284,813
45,883	Premafin Finanziaria SpA	147,549
15,524	Premuda SpA	39,060
521	RDM Realty SpA(b)	2,679
21,864	Recordati SpA	219,004
18,894	Risanamento SpA(b)	139,580
1,433	Sabaf SpA	52,724
1,068	SAES Getters SpA	36,062
1,000	SAVE SpA	34,895
4,049	Societa Cattolica di Assicurazioni SCRL	267,920
41,186	Societa Partecipazioni Finanziarie SpA(b)	30,993

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
ITALY (continued)
3,079	Socotherm SpA	$43,374
10,367	Sogefi SpA	99,788
12,888	SOL SpA	104,919
45,647	Sorin SpA(b)	115,647
8,578	Stefanel SpA(b)	37,401
333,382	Telecom Italia Media SpA(b)	132,319
60,560	Tiscali SpA(b)	218,870
2,530	Tod’s SpA	212,339
4,797	Trevi Finanziaria SpA	100,686
5,718	Vianini Lavori SpA	103,534
3,570	Vittoria Assicurazioni SpA	68,571

		8,986,104

JAPAN - 6.4%
5,200	ABILIT Corp.	14,063
22,000	Achilles Corp.	33,563
16,000	ADEKA Corp.	159,355
3,000	Advan Co. Ltd.	25,536
10	Advance Residence Investment Corp.	39,960
2,448	Aeon Fantasy Co. Ltd.	59,627
3,000	Ahresty Corp.	60,070
6,400	Ai Holdings Corp.	38,223
12,000	Aica Kogyo Co. Ltd.	122,221
1,100	Aichi Bank Ltd. (The)	100,022
13,200	Aichi Corp.	169,570
20,000	Aichi Machine Industry Co. Ltd	49,408
9,000	Aida Engineering Ltd.	53,361
2,600	Aiphone Co. Ltd.	42,708
9,000	Airport Facilities Co. Ltd.	58,900
7,300	Aisan Industry Co. Ltd.	94,916
13,300	Ajinomoto Co., Inc.	149,180
15,000	Akebono Brake Industry Co. Ltd.	106,878
35,000	Akita Bank Ltd. (The)	160,187
11,900	Allied Telesis Holdings KK(b)	6,498
4,000	Aloka Co. Ltd.	59,741
1,900	Alpha Systems, Inc.	44,138
5,800	Alpine Electronics, Inc.	92,959
3,000	Alps Logistics Co. Ltd.	37,836
11,000	Amano Corp.	137,017
14,000	Ando Corp.	22,329
8,000	Anest Iwata Corp.	40,567
24,000	Anritsu Corp.	103,394
3,200	AOC Holdings, Inc.	48,569
2,100	AOI Electronic Co. Ltd.	27,305
4,600	AOKI Holdings, Inc.	89,317
30,000	Aomori Bank Ltd. (The)	116,760
4,700	Ariake Japan Co. Ltd.	96,962
2,700	Arisawa Manufacturing Co. Ltd.	27,008
2,000	Art Corp.	54,609
2,900	As One Corp.	67,117
15,000	Asahi Diamond Industrial Co. Ltd.	105,578
12,000	Asahi Organic Chemicals Industry Co. Ltd.	42,335
4,350	Asahi Pretec Corp.	148,186
9,000	Asahi Soft Drinks Co. Ltd.	164,998
4,000	ASKA Pharmaceutical Co. Ltd.	29,333
7,000	Asunaro Aoki Construction Co. Ltd.	41,139
41,000	Atsugi Co. Ltd.	56,508
1,900	Autobacs Seven Co. Ltd.	43,891
3,600	Avex Group Holdings, Inc.	52,019
16,000	Awa Bank Ltd. (The)	85,572
18,000	Bando Chemical Industries Ltd.	87,843
2,600	Bank of Iwate Ltd. (The)	158,662
19,000	Bank of Nagoya Ltd. (The)	139,661
2,600	Bank of Okinawa Ltd. (The)	89,247
24,000	Bank of Saga Ltd. (The)	81,966
5,000	Bank of the Ryukyus Ltd.	60,980
5,900	Belluna Co. Ltd.	60,654
11,000	Best Denki Co. Ltd.	79,617
4,000	Bookoff Corp.	38,799
8,000	Bunka Shutter Co. Ltd.	34,603
3,600	CAC Corp.	25,027
16,000	Calsonic Kansei Corp.	85,433
4,500	Canon Electronics, Inc.	112,144
7,000	Canon Finetech, Inc.	116,803
9,800	Capcom Co. Ltd.	278,629
3,500	Cawachi Ltd.	94,353
13,000	Central Finance Co. Ltd.	37,750
8,000	Central Glass Co. Ltd.	37,654
7,800	Century Leasing System, Inc.	80,863
8,500	Chiba Kogyo Bank Ltd. (The)(b)	104,477
7,500	Chiyoda Co. Ltd.	111,039
1,400	Chofu Seisakusho Co. Ltd.	22,875
20,000	Chori Co. Ltd.(b)	24,097
5,500	Chudenko Corp.	111,797
14,000	Chuetsu Pulp & Paper Co. Ltd.	28,397
17,000	Chugai Ro Co. Ltd.	66,311
8,000	Chugoku Marine Paints Ltd.	107,000
34,000	Chukyo Bank Ltd. (The)	100,793
9,000	Chuo Spring Co. Ltd.	35,106
13,000	CKD Corp.	121,250
5,000	Cleanup Corp.	36,320
7,000	CMK Corp.	69,354
14	Coca-Cola Central Japan Co. Ltd.	104,000
9,000	Colowide Co. Ltd.	42,127
8,000	Commuture Corp.	53,465
4,400	Corona Corp.	55,799
6,600	Cosel Co. Ltd.	93,824
73,000	Cosmo Securities Co. Ltd.	102,509
18	Creed Corp.	53,517
12	Creed Office Investment Corp.	53,257
6,500	Culture Convenience Club Co. Ltd.	43,328
13,000	D&M Holdings, Inc.	39,891
24	DA Office Investment Corp.	157,691
23,000	Dai Nippon Toryo Co. Ltd.	35,089

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
JAPAN (continued)
9,000	Dai-Dan Co. Ltd.	$38,617
7,000	Daido Metal Co. Ltd.	32,280
7,000	Daidoh Ltd.	92,350
4,100	Daiei, Inc.(b)	28,894
17,000	Daifuku Co. Ltd.	201,144
18,000	Daihen Corp.	124,665
10,000	Daiichi Jitsugyo Co. Ltd.	50,882
23,000	Daiken Corp.	52,832
2,500	Daikoku Denki Co. Ltd.	33,697
23,000	Daikyo, Inc.	77,953
5,000	Daimei Telecom Engineering Corp.	51,272
16,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	77,528
13,000	Daio Paper Corp.	107,840
28,000	Daisan Bank Ltd. (The)	89,074
4,464	Daiseki Co. Ltd.	149,748
35,000	Daishi Bank Ltd. (The)	151,996
13,000	Daiso Co. Ltd.	47,328
2,600	Daisyo Corp.	34,640
8,000	Daiwa Industries Ltd.	55,407
23,000	Daiwa Seiko, Inc.	47,051
15,000	Daiwabo Co. Ltd	38,096
2,500	Daiwabo Information System Co. Ltd.	33,091
16,260	DCM Japan Holdings Co. Ltd.	125,017
17,000	Denki Kogyo Co. Ltd.	119,508
2,800	Densei-Lambda KK	41,576
4,000	Denyo Co. Ltd.	41,399
11,000	Descente Ltd.	57,305
1,000	Don Quijote Co. Ltd.	20,240
3,150	Doshisha Co. Ltd.	53,217
6,274	Doutor Nichires Holdings Co. Ltd.(b)	102,405
3,400	DTS Corp.	68,374
3,100	Dydo Drinco, Inc.	120,921
400	eAccess Ltd.	252,070
8,000	Eagle Industry Co. Ltd.	123,434
8,700	EDION Corp.	99,092
21,000	Ehime Bank Ltd. (The)	75,907
32,000	Eighteenth Bank Ltd. (The)	127,595
4,000	Eiken Chemical Co. Ltd.	34,083
2,700	Eizo Nanao Corp.	89,871
3,000	Eneserve Corp.(b)	14,692
4,300	Enplas Corp.	42,715
8,000	Epson Toyocom Corp.	41,607
4,000	ESPEC Corp.	30,477
4,000	Exedy Corp.	130,716
11,900	Fancl Corp.	143,689
22,000	FDK Corp.(b)	30,703
4,000	Foster Electric Co. Ltd.	84,601
2,900	FP Corp.	82,703
33,000	France Bed Holdings Co. Ltd.	50,917
5,300	Fuji Co. Ltd.	83,291
19,000	Fuji Kyuko Co. Ltd.	68,678
14,900	Fuji Oil Co. Ltd.	105,262
3,600	Fujicco Co. Ltd.	36,479
5,000	Fujikura Kasei Co. Ltd.	45,161
13,000	Fujita Kanko, Inc.	104,685
15,000	Fujitec Co. Ltd.	91,276
5,400	Fujitsu Business Systems Ltd.	82,429
3,700	Fujitsu Frontech Ltd.	35,247
18,000	Fujitsu General Ltd.(b)	121,389
23,000	Fujiya Co. Ltd.(b)	38,079
6,000	Fukuda Corp.	21,012
34,000	Fukui Bank Ltd. (The)	100,498
32,000	Fukushima Bank Ltd. (The)	32,731
24,000	Fukuyama Transporting Co. Ltd.	106,514
58,000	Furukawa Co. Ltd.	129,207
2,000	Furusato Industries Ltd.	25,796
18,000	Fuso Pharmaceutical Industries Ltd.	48,836
15,000	Gakken Co. Ltd.	42,647
6,900	Gecoss Corp.	36,125
27,000	Godo Steel Ltd.	92,680
170	Goodwill Group, Inc. (The)(b)	38,755
21	Green Hospital Supply, Inc.	23,846
64,000	GS Yuasa Corp.	140,355
610	Gulliver International Co. Ltd	34,475
8,000	Gun-Ei Chemical Industry Co. Ltd.	19,278
26,000	Gunze Ltd.	124,856
2,900	H.I.S. Co. Ltd.	54,926
2,900	Hakuto Co. Ltd.	39,592
9	Hankyu REIT, Inc.	74,269
44,000	Hanwa Co. Ltd.	222,355
2,000	Happinet Corp.	24,670
3,400	Haruyama Trading Co. Ltd.	27,232
9,000	Heiwado Co. Ltd.	152,126
7,000	Hibiya Engineering Ltd.	54,063
29,000	Higashi-Nippon Bank Ltd. (The)	109,600
8,000	Higo Bank Ltd. (The)	55,268
5,700	Hitachi Information Systems Ltd.	130,685
13,000	Hitachi Kokusai Electric, Inc.	168,465
8,000	Hitachi Medical Corp.	79,123
31,000	Hitachi Plant Technologies Ltd.	141,074
6,000	Hitachi Powdered Metals Co. Ltd.	29,645
5,400	Hitachi Software Engineering Co. Ltd.	103,914
4,000	Hitachi Systems & Services Ltd.	86,335
4,500	Hitachi Tool Engineering Ltd.	61,474
13,000	Hitachi Transport System Ltd.	152,013
94,500	Hitachi Zosen Corp.(b)	156,456
12,000	Hodogaya Chemical Co. Ltd.	35,782
1,800	Hogy Medical Co. Ltd.	79,105
6,000	Hokkaido Coca-Cola Bottling Co. Ltd.	35,366

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
JAPAN (continued)
12,000	Hokkoku Bank Ltd. (The)	$56,898
49,000	Hokuetsu Bank Ltd. (The)	115,529
28,000	Hokuetsu Paper Mills Ltd.	132,519
12,000	Hokuriku Electric Industry Co. Ltd.	20,596
4,400	Hokuto Corp.	68,423
4,000	Horiba Ltd.	176,830
15,700	Hosiden Corp.	274,221
4,000	Hosokawa Micron Corp.	38,140
14,000	Hyakugo Bank Ltd. (The)	83,370
1,000	Ichikoh Industries Ltd.	2,522
10,000	Ichiyoshi Securities Co. Ltd.	108,352
1,900	Icom, Inc.	49,573
5,000	Idec Corp.	60,634
13,000	Iino Kaiun Kaisha Ltd.	181,424
3,100	Inaba Denki Sangyo Co. Ltd.	115,009
1,600	Inaba Seisakusho Co. Ltd.	24,631
12,000	Inabata & Co. Ltd.	78,949
8,000	Inageya Co. Ltd.	62,411
9,500	Ines Corp.	47,185
3,000	Information Services International-Dentsu Ltd.	28,033
9,000	INTEC Holdings Ltd.	130,906
1,451	Invoice, Inc.	50,058
4,000	Ise Chemical Corp.	39,041
41,000	Iseki & Co. Ltd.(b)	77,476
56,000	Ishihara Sangyo Kaisha Ltd.(b)	88,831
12,800	Itochu Enex Co. Ltd.	92,978
2,300	Itochu-Shokuhin Co. Ltd.	63,798
32,000	Itoham Foods, Inc.	124,821
6,000	Itoki Corp.	44,468
10,000	Iwasaki Electric Co. Ltd.	22,711
40,000	Iwatani International Corp.	128,982
11,000	Izumiya Co. Ltd.	54,635
9,000	J. Bridge Corp.(b)	5,227
28,000	J. Front Retailing Co. Ltd.(b)	251,203
2,200	Jalux, Inc.	38,426
4,000	Jamco Corp.	36,580
3,300	Japan Cash Machine Co. Ltd.	26,173
4,500	Japan Digital Laboratory Co. Ltd.	67,676
3,800	Japan General Estate Co. Ltd. (The)	71,972
10	Japan Hotel and Resort, Inc.	33,979
26,000	Japan Pulp & Paper Co. Ltd.	95,783
21,000	Japan Radio Co. Ltd.	76,999
7,000	Japan Transcity Corp.	34,343
8,000	Japan Vilene Co. Ltd.	48,126
12,000	Japan Wool Textile Co. Ltd. (The)	99,753
15,000	Jeol Ltd.	64,751
33,000	JFE Shoji Holdings, Inc.	251,151
21,000	J-Oil Mills, Inc.	57,522
5,400	Joint Corp.	151,658
10,000	Joshin Denki Co. Ltd.	70,905
5,200	JSP Corp.	57,289
23,000	Juki Corp.	193,785
2,000	Kabuki-Za Co. Ltd.	82,001
3,200	Kadokawa Group Holdings, Inc.	89,594
4,800	Kaga Electronics Co. Ltd.	70,150
16,000	Kagawa Bank Ltd. (The)	84,324
9,600	Kagome Co. Ltd.	152,032
7,000	Kagoshima Bank Ltd. (The)	48,299
17	Kakaku.Com, Inc.	62,627
19,000	Kaken Pharmaceutical Co. Ltd.	131,097
5,000	Kameda Seika Co. Ltd.	68,868
7,000	Kamei Corp.	37,862
14,000	Kanagawa Chuo Kotsu Co. Ltd.	66,623
15,000	Kandenko Co. Ltd.	92,446
71,000	Kanematsu Corp.(b)	121,857
12,000	Kanto Auto Works Ltd.	162,268
10,000	Kanto Denka Kogyo Co. Ltd.	50,102
7,000	Kanto Natural Gas Development Ltd.	43,869
5,400	Kanto Tsukuba Bank Ltd. (The)	37,914
8,000	Kasumi Co. Ltd.	43,410
4,000	Katakura Industries Co. Ltd.	70,732
5,000	Kato Sangyo Co. Ltd.	59,073
10,800	Katokichi Co. Ltd.	57,574
30,000	Kayaba Industry Co. Ltd.	172,149
12,000	Keihin Co. Ltd. (The)	21,636
4,400	Keihin Corp.	84,098
56	Kenedix, Inc.	121,354
2,000	Kentucky Fried Chicken Japan Ltd.	37,533
81,000	Kenwood Corp.	115,850
2,900	KEY Coffee, Inc.	37,958
5,000	Kibun Food Chemifa Co. Ltd.	42,821
2,900	Kintetsu World Express, Inc.	103,064
2,600	Kisoji Co. Ltd.	48,117
7,000	Kissei Pharmaceutical Co. Ltd.	127,725
1,800	Kita-Nippon Bank Ltd. (The)	70,992
14,000	Kitz Corp.	114,315
82,000	Kiyo Holdings, Inc.	128,653
7,300	Koa Corp.	75,363
9,000	Koatsu Gas Kogyo Co. Ltd.	55,077
7,300	Koei Co. Ltd.	137,945
3,000	Kohnan Shoji Co. Ltd.	48,472
5,600	Kojima Co. Ltd.	33,736
4,000	Kokuyo Co. Ltd.	35,089
8,000	Komatsu Seiren Co. Ltd.	39,041
2,600	Komeri Co. Ltd.	65,921
3,410	Konaka Co. Ltd.	26,957
14,000	Krosaki Harima Corp.	55,216
6,240	K’s Holdings Corp.	134,682
15,000	Kumagai Gumi Co. Ltd.	22,624
47,000	Kurabo Industries Ltd.	112,443
34,000	KUREHA Corp.	154,432
17,000	Kurimoto Ltd.	54,817
4,700	Kuroda Electric Co. Ltd.	75,084
9,000	Kyoden Co. Ltd.	24,106

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
JAPAN (continued)
16,000	Kyodo Printing Co. Ltd.	$50,761
6,300	Kyokuto Kaihatsu Kogyo Co. Ltd.	47,510
18,000	Kyokuyo Co. Ltd.	32,454
2,400	Kyoritsu Maintenance Co. Ltd.	46,392
12,000	Kyowa Exeo Corp.	106,826
14,000	Kyudenko Corp.	79,730
13,000	Laox Co. Ltd.(b)	10,480
8,500	Life Corp.	103,740
2,500	Macnica, Inc.	56,343
30,000	Maeda Corp.	105,058
14,000	Maeda Road Construction Co. Ltd.	115,650
2,200	Maezawa Kasei Industries Co. Ltd.	30,016
2,600	Maezawa Kyuso Industries Co. Ltd.	47,666
18,000	Makino Milling Machine Co. Ltd.	186,296
3,300	Mandom Corp.	81,810
2,900	Mars Engineering Corp.	41,201
4,900	Marubun Corp.	41,624
17,000	Marudai Food Co. Ltd.	42,144
27,000	Maruetsu, Inc. (The)(b)	181,147
69,910	Maruha Group, Inc.	99,988
14,000	Marusan Securities Co. Ltd.	137,373
1,900	Maruwa Co. Ltd.	31,111
17,000	Maruzen Co. Ltd.(b)	23,577
11,000	Maruzen Showa Unyu Co. Ltd.	38,235
8,000	Matsuya Co. Ltd.	142,504
2,800	Matsuya Foods Co. Ltd.	34,100
8,000	Max Co. Ltd.	92,576
2,800	MEC Co. Ltd.	29,392
3,500	Megachips Corp.	73,571
41,000	Meidensha Corp.	118,702
5,000	Meito Sangyo Co. Ltd.	105,968
4,800	Meiwa Estate Co. Ltd.	54,713
31,000	Mercian Corp.	66,641
26,000	Michinoku Bank Ltd. (The)	77,979
10,000	Mikuni Coca-Cola Bottling Co. Ltd.	110,866
1,680	Milbon Co. Ltd.	43,979
800	Mimasu Semiconductor Industry Co. Ltd.	18,480
55,000	Minato Bank Ltd. (The)	124,431
2,200	Ministop Co. Ltd.	39,665
4,000	Misawa Homes Holdings, Inc.(b)	39,076
3,200	MISUMI Group, Inc.	53,784
13,000	Mito Securities Co. Ltd.	50,821
8,000	Mitsuba Corp.	51,523
33,000	Mitsubishi Cable Industries Ltd.	46,054
69,000	Mitsubishi Paper Mills Ltd.	136,367
6,000	Mitsubishi Pencil Co. Ltd.	87,427
18,000	Mitsubishi Steel Manufacturing Co. Ltd.	86,595
16,000	Mitsuboshi Belting Co. Ltd.	83,630
4,000	Mitsui High-Tec, Inc.	45,386
8,000	Mitsui Home Co. Ltd.	38,972
30,000	Mitsui Mining Co. Ltd.(b)	121,701
21,000	Mitsui Sugar Co. Ltd.	87,375
25,000	Mitsui-Soko Co. Ltd.	118,970
6,000	Mitsumura Printing Co. Ltd.	22,208
14,000	Mitsuuroko Co. Ltd.	99,510
6,100	Miura Co. Ltd.	189,824
27,000	Miyazaki Bank Ltd. (The)	107,892
14,000	Miyoshi Oil & Fat Co. Ltd.	21,601
23,000	Mizuno Corp.	149,924
14,000	Mochida Pharmaceutical Co. Ltd.	134,096
4,700	Modec, Inc.	163,368
43,000	Morinaga & Co. Ltd.	90,946
31,000	Morinaga Milk Industry Co. Ltd.	99,961
8,000	Morita Corp.	44,242
8,000	MOS Food Services, Inc.	106,514
2,100	Moshi Moshi Hotline, Inc.	99,935
18,000	Nabtesco Corp.	304,096
33,000	Nachi-Fujikoshi Corp.	161,904
16,000	Nagano Bank Ltd. (The)	41,607
7,000	Nagatanien Co. Ltd.	51,211
9,000	Nakamuraya Co. Ltd.	39,319
21,000	Nakayama Steel Works Ltd.	50,058
17,000	Nanto Bank Ltd. (The)	88,562
3,900	NEC Fielding Ltd.	46,145
2,600	NEC Mobiling Ltd.	40,770
5,300	NEC Networks & System Integration Corp.	57,289
12,000	NEC Tokin Corp.(b)	42,647
43	NET One Systems Co. Ltd.	52,182
22	Netmarks, Inc.(b)	5,490
5,000	Neturen Co. Ltd.	71,079
5,000	New Japan Radio Co. Ltd.	24,661
26,000	Nice Holdings, Inc.	82,486
9,000	Nichia Steel Works Ltd.	38,461
21,000	Nichias Corp.	158,549
11,500	Nichicon Corp.	136,467
2,900	Nichiha Corp.	26,671
4,000	Nichii Gakkan Co.	66,363
26,000	Nichirei Corp.	110,432
3,100	Nidec Copal Corp.	38,426
2,800	Nidec Tosok Corp.	20,654
10,000	Nifco, Inc.	232,740
3,900	Nihon Dempa Kogyo Co. Ltd.	192,693
2,200	Nihon Eslead Corp.	34,898
6,000	Nihon Inter Electronics Corp.	14,875
8,000	Nihon Kohden Corp.	151,866
10,000	Nihon Nohyaku Co. Ltd.	78,447
11,000	Nihon Parkerizing Co. Ltd.	116,612
8,000	Nihon Unisys Ltd.	108,594
15,000	Nihon Yamamura Glass Co. Ltd.	35,756
8,000	Nikkiso Co. Ltd.	72,119
6,000	Nippei Toyama Corp.	53,049

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
JAPAN (continued)
14,000	Nippo Corp.	$114,194
28,000	Nippon Beet Sugar Manufacturing Co. Ltd.	64,318
21,000	Nippon Carbon Co. Ltd.	130,516
3,000	Nippon Ceramic Co. Ltd.	48,862
16,000	Nippon Chemical Industrial Co. Ltd.	49,096
27,000	Nippon Chemi-Con Corp.	211,572
7,000	Nippon Chemiphar Co. Ltd.	27,062
13,000	Nippon Denko Co. Ltd.	96,797
8,000	Nippon Densetsu Kogyo Co. Ltd.	58,805
22,000	Nippon Flour Mills Co. Ltd.	80,475
8,000	Nippon Gas Co. Ltd.	61,024
3,400	Nippon Kanzai Co. Ltd.	89,889
15,000	Nippon Kasei Chemical Co. Ltd.	33,026
13,000	Nippon Koei Co. Ltd.	35,609
10,000	Nippon Konpo Unyu Soko Co. Ltd.	132,883
26,000	Nippon Koshuha Steel Co. Ltd	61,752
22,000	Nippon Light Metal Co. Ltd.	45,005
30,000	Nippon Metal Industry Co. Ltd	116,760
247	Nippon Parking Development Co. Ltd.	12,761
18,000	Nippon Road Co. Ltd. (The)	31,829
10,000	Nippon Seiki Co. Ltd.	231,439
29,000	Nippon Sharyo Ltd.	53,794
13,000	Nippon Shinyaku Co. Ltd.	125,983
14,000	Nippon Signal Co. Ltd. (The)	83,734
31,000	Nippon Soda Co. Ltd.	155,047
21,800	Nippon Suisan Kaisha Ltd.	108,088
18,000	Nippon Synthetic Chemical Industry Co. Ltd. (The)	118,736
16,000	Nippon Thompson Co. Ltd.	134,252
11,000	Nippon Valqua Industries Ltd.	39,856
20,000	Nippon Yakin Kogyo Co. Ltd.	188,619
10,000	Nipro Corp.	189,832
41,000	Nishimatsu Construction Co. Ltd.	125,809
11,400	Nishimatsuya Chain Co. Ltd.	152,672
8,000	Nissan Shatai Co. Ltd.	63,798
6,800	Nissei Corp.	73,620
7,900	Nissen Holdings Co. Ltd.	51,701
1,300	Nisshin Fudosan Co. Ltd.	12,125
10,000	Nisshin Oillio Group Ltd. (The)	42,734
17,000	Nissin Corp.	60,270
13,000	Nissin Electric Co. Ltd.	75,274
6,500	Nissin Kogyo Co. Ltd.	167,620
5,000	Nitta Corp.	106,185
10,000	Nittetsu Mining Co. Ltd.	75,846
55,000	Nitto Boseki Co. Ltd.	163,048
7,900	Nitto Kogyo Corp.	114,907
4,400	Nitto Kohki Co. Ltd.	95,731
6,000	Nitto Seiko Co. Ltd.	49,824
143	NIWS Co. HQ Ltd.(b)	7,313
34,000	NOF Corp.	140,875
10,000	Nomura Co. Ltd.	59,290
28,000	Noritake Co. Ltd.	128,635
2,200	Noritsu Koki Co. Ltd.	44,910
9,000	Noritz Corp.	134,885
10,600	NSD Co. Ltd.	165,021
38,000	OAK Capital Corp.(b)	21,081
4,032	Oiles Corp.	86,851
14,000	Oita Bank Ltd. (The)	84,584
13,000	Okamoto Industries, Inc.	44,849
17,000	Okamura Corp.	153,105
19,000	Okasan Holdings, Inc.	126,815
2,860	Okinawa Electric Power Co., Inc. (The)	149,241
29,000	Okumura Corp.	152,837
7,000	Okura Industrial Co. Ltd.	16,990
7,000	Okuwa Co. Ltd.	97,022
3,700	Olympic Corp.	24,631
7,000	ONO Sokki Co. Ltd.	47,813
4,000	Onoken Co. Ltd.	63,555
10,000	Organo Corp.	165,475
5,000	Origin Electric Co. Ltd.	25,788
5,500	Osaka Steel Co. Ltd.	84,861
6,000	Osaki Electric Co. Ltd.	35,054
4,600	Oyo Corp.	56,341
10,000	Pacific Industrial Co. Ltd.	50,015
17,000	PanaHome Corp.	109,487
5,600	Paramount Bed Co. Ltd.	76,259
13,000	Parco Co. Ltd.	180,523
13,000	Park24 Co. Ltd.	128,462
27	Pasona, Inc.	34,638
3,400	Patlite Corp.	29,560
51,500	Penta-Ocean Construction Co. Ltd.(b)	90,621
2,900	Pigeon Corp.	49,647
2,400	Piolax, Inc.	47,016
23,000	Press Kogyo Co. Ltd.	107,260
38,000	Prima Meat Packers Ltd.(b)	40,844
9,500	Raito Kogyo Co. Ltd.	25,857
10,000	Rasa Industries Ltd.	23,664
8,000	Renown, Inc.(b)	60,746
10,000	Resort Solution Co. Ltd.	40,567
6,192	Resorttrust, Inc.	134,988
27,000	Rhythm Watch Co. Ltd.	39,553
3,400	Ricoh Leasing Co. Ltd.	78,984
5,000	Right On Co. Ltd	59,680
17,000	Riken Corp.	96,225
9,000	Riken Technos Corp.	27,539
2,600	Riken Vitamin Co. Ltd.	68,062
3,700	Ringer Hut Co. Ltd.	45,767
2,400	Rock Field Co. Ltd.	37,446
18,000	Rohto Pharmaceutical Co. Ltd.	211,572
4,600	Roland Corp.	139,158
2,200	Roland DG Corp.	119,187
25	Round One Corp.	58,943
6,000	Royal Holdings Co. Ltd.	69,640

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
JAPAN (continued)
28,000	Ryobi Ltd.	$187,128
7,000	Ryoden Trading Co. Ltd.	51,090
7,200	Ryosan Co. Ltd.	178,806
3,300	Ryoshoku Ltd.	73,514
6,700	Ryoyo Electro Corp.	93,561
5,000	S Foods, Inc.	42,040
119,000	S Science Co. Ltd.	18,567
4,000	Sagami Chain Co. Ltd.	40,012
16,000	Sagami Railway Co. Ltd.	56,170
65,000	Saibu Gas Co. Ltd.	152,126
5,000	Saizeriya Co. Ltd.	87,332
23,000	Sakai Chemical Industry Co. Ltd.	133,975
11,000	Sakata INX Corp.	53,968
9,300	Sakata Seed Corp.	123,903
14,000	San-Ai Oil Co. Ltd.	59,706
32,000	Sanden Corp.	190,560
1,900	Sanei-International Co. Ltd.	39,033
15,000	San-In Godo Bank Ltd. (The)	134,703
9,000	Sankei Building Co. Ltd. (The)	93,460
15,000	Sanki Engineering Co. Ltd.	77,883
10,000	Sankyo Seiko Co. Ltd.	31,292
60,000	Sankyo-Tateyama Holdings, Inc.	82,174
36,000	Sankyu, Inc.	203,147
6,000	Sanoh Industrial Co. Ltd.	49,148
9,400	Sanrio Co. Ltd.	88,814
6,000	Sanshin Electronics Co. Ltd.	84,150
20,000	Sanyo Chemical Industries Ltd.	114,766
9,000	Sanyo Denki Co. Ltd.	51,177
21,000	Sanyo Shokai Ltd.	131,972
19,000	Sanyo Special Steel Co. Ltd.	126,815
18,000	Sasebo Heavy Industries Co. Ltd.	131,842
5,300	Sato Corp.	101,989
3,000	Satori Electric Co. Ltd.	36,536
11,000	SAXA Holdings, Inc.	26,030
1,600	Secom Joshinetsu Co. Ltd.	37,516
2,500	Secom Techno Service Co. Ltd	82,131
1,900	Seijo Corp.	41,256
5,600	Seikagaku Corp.	66,453
17,000	Seiko Holdings Corp.	91,952
10,000	Seiren Co. Ltd.	78,100
9,000	Sekisui Jushi Corp.	77,935
19,000	Sekisui Plastics Co. Ltd.	61,760
16,000	Senko Co. Ltd.	48,958
9,000	Senshukai Co. Ltd.	93,070
5,000	Shibaura Mechatronics Corp.	25,138
13,000	Shibusawa Warehouse Co. Ltd. (The)	80,007
5,100	Shibuya Kogyo Co. Ltd.	41,113
18,000	Shikibo Ltd.	22,780
35,000	Shikoku Bank Ltd. (The)	140,164
8,000	Shikoku Chemicals Corp.	44,658
5,100	Shikoku Coca-Cola Bottling Co. Ltd.	58,089
5,300	Shima Seiki Manufacturing Ltd	268,296
1,200	Shimizu Bank Ltd. (The)	48,056
13,000	Shindengen Electric Manufacturing Co. Ltd.	53,976
12,000	Shin-Etsu Polymer Co. Ltd.	96,944
3,800	Shinkawa Ltd.	69,172
9,000	Shin-Keisei Electric Railway Co. Ltd.	29,333
12,100	Shinki Co. Ltd.(b)	11,432
22,000	Shinko Electric Co. Ltd.	60,261
5,000	Shinko Plantech Co. Ltd.	78,230
4,000	Shinko Shoji Co. Ltd.	67,265
8,000	Shin-Kobe Electric Machinery Co. Ltd.	37,238
20,000	Shinmaywa Industries Ltd.	93,096
27,000	Shinwa Kaiun Kaisha Ltd.	272,188
15,000	Shiroki Corp.	35,496
10,000	Shizuoka Gas Co. Ltd.	49,322
4,900	Sho-Bond Corp.	53,857
18,000	Shochiku Co. Ltd.	137,615
5,000	Showa Aircraft Industry Co. Ltd.	59,810
32,000	Showa Sangyo Co. Ltd.	73,228
11,000	Sinanen Co. Ltd.	55,112
12,000	Sintokogio Ltd.	171,837
144	Sky Perfect Jsat Corp.	60,039
9,000	SMK Corp.	76,297
33,000	Snow Brand Milk Products Co. Ltd.	96,684
8,000	Sodick Co. Ltd.	51,315
4,100	Sorun Corp.	18,125
2,500	SRA Holdings, Inc.	40,632
16,000	SSP Co. Ltd.	77,944
5,000	ST Corp.	64,534
1,000	St. Marc Holdings Co. Ltd.	49,062
11,000	Star Micronics Co. Ltd.	343,258
13,000	Starzen Co. Ltd.	30,087
2,000	Stella Chemifa Corp.	55,996
4,400	Sugi Pharmacy Co. Ltd.	126,624
5,300	Sumco Techxiv Corp.	282,538
3,300	Sumida Corp.	56,008
12,000	Suminoe Textile Co. Ltd.	30,893
2,700	Sumisho Computer Systems Corp.	48,563
28,000	Sumitomo Coal Mining Co. Ltd.(b)	28,882
19,000	Sumitomo Forestry Co. Ltd.	141,143
65,000	Sumitomo Light Metal Industries Ltd.	110,996
9,200	Sumitomo Mitsui Construction Co. Ltd.(b)	13,477
25,000	Sumitomo Osaka Cement Co. Ltd.	61,977
7,000	Sumitomo Precision Products Co. Ltd.	27,669
7,000	Sumitomo Warehouse Co. Ltd. (The)	40,047

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
JAPAN (continued)
4,200	Suruga Corp.	$97,022
31,000	SWCC Showa Holdings Co. Ltd	45,144
6,800	T. Hasegawa Co. Ltd.	119,655
13,000	T. RAD Co. Ltd.	77,753
5,000	Tachibana Eletech Co. Ltd.	45,854
6,300	Tachi-S Co. Ltd.	47,674
23,000	Tadano Ltd.	286,690
8,000	Taihei Dengyo Kaisha Ltd.	55,476
14,000	Taihei Kogyo Co. Ltd.	71,599
3,800	Taiho Kogyo Co. Ltd.	56,655
7,000	Taikisha Ltd.	84,887
7,000	Takagi Securities Co. Ltd.	21,419
6,600	Takamatsu Corp.	95,712
2,700	Takano Co. Ltd.	21,461
23,000	Takara Standard Co. Ltd.	129,389
16,000	Takasago International Corp.	117,332
16,000	Takasago Thermal Engineering Co. Ltd.	166,567
3,000	Takigami Steel Construction Co. Ltd. (The)	12,014
11,000	Takiron Co. Ltd.	30,035
16,000	Takuma Co. Ltd.	82,243
12,000	Tamura Corp.	58,666
13,000	TCM Corp.	46,652
27,000	Teac Corp.(b)	23,872
4,300	Tecmo Ltd.	54,568
800	Teikoku Electric Manufacturing Co. Ltd.	21,012
4,000	Teikoku Piston Ring Co. Ltd.	40,324
8,000	Teikoku Tsushin Kogyo Co. Ltd.	33,216
29,000	Tekken Corp.(b)	37,958
5,800	Tenma Corp.	100,198
4,500	TIS, Inc.	77,896
5,600	TKC Corp.	105,335
35,000	Toa Corp.(b)	38,833
44,000	Toagosei Co. Ltd.	153,322
13,000	Tobu Store Co. Ltd.	43,947
16,400	TOC Co. Ltd.	136,329
3,000	Tocalo Co. Ltd.	57,600
21,000	Tochigi Bank Ltd. (The)	121,415
21,000	Toei Co. Ltd.	116,318
16,000	Toenec Corp.	74,893
33,000	Toho Bank Ltd. (The)	126,720
9,000	Toho Real Estate Co. Ltd.	73,488
23,000	Toho Zinc Co. Ltd.	205,946
13,000	Tohoku Bank Ltd. (The)	22,650
13,000	Tokai Corp.	50,709
30,000	Tokai Tokyo Securities Co. Ltd	159,667
17,000	Toko, Inc.(b)	36,398
13,000	Tokushima Bank Ltd. (The)	87,895
13,840	Tokushu Tokai Holdings Co. Ltd.(b)	30,832
5,000	Tokyo Dome Corp.(b)	32,115
15	Tokyo Electron Device Ltd.	27,045
6,000	Tokyo Energy & Systems, Inc.	37,706
14,000	Tokyo Kikai Seisakusho Ltd.	38,955
9,000	Tokyo Leasing Co. Ltd.	91,354
11,000	Tokyo Rakutenchi Co. Ltd.	39,475
21,000	Tokyo Rope Manufacturing Co. Ltd.	37,862
9,000	Tokyo Style Co. Ltd.	103,446
3,700	Tokyo Tomin Bank Ltd. (The)	122,195
34,000	Tokyotokeiba Co. Ltd.	91,657
2,300	Tokyu Community Corp.	61,405
3,900	Tokyu Livable, Inc.	78,429
10,000	Tokyu Store Chain Co. Ltd.	40,914
12,000	Toli Corp.	28,709
18,000	Tomato Bank Ltd.	36,978
1,600	Tomen Electronics Corp.	22,856
15,000	Tomoku Co. Ltd.	31,335
8,436	Tomy Co. Ltd.	58,207
17,000	Tonami Transportation Co. Ltd	45,092
15	Top REIT, Inc.	68,132
12,000	Topcon Corp.	173,918
2,100	Toppan Forms Co. Ltd.	20,533
11,000	Topre Corp.	123,668
38,000	Topy Industries Ltd.	112,981
65,000	Tori Holdings Co. Ltd.	11,832
4,000	Torii Pharmaceutical Co. Ltd.	70,385
5,000	Torishima Pump Manufacturing Co. Ltd.	65,358
17,000	Toshiba Plant Systems & Services Corp.	175,504
11,000	Tosho Printing Co. Ltd.	28,223
7,000	Totetsu Kogyo Co. Ltd.	42,656
17,000	Tottori Bank Ltd. (The)	45,681
4,500	Touei Housing Corp.	45,365
36,000	Towa Bank Ltd. (The)(b)	43,375
2,000	Towa Pharmaceutical Co. Ltd.	69,518
16,000	Towa Real Estate Development Co. Ltd.	41,191
29,000	Toyama Chemical Co. Ltd.(b)	179,734
36,000	Toyo Construction Co. Ltd.(b)	29,957
7,200	Toyo Corp.	94,302
7,000	Toyo Electric Manufacturing Co. Ltd.	26,091
13,000	Toyo Engineering Corp.	79,105
19,000	Toyo Kanetsu K K	45,456
13,000	Toyo Kohan Co. Ltd.	71,894
14,000	Toyo Securities Co. Ltd.	60,313
37,000	Toyo Tire & Rubber Co. Ltd.	214,883
4,600	Trans Cosmos, Inc.	81,741
4,800	Trusco Nakayama Corp.	70,316
37,000	Tsubakimoto Chain Co.	253,370
18,000	Tsugami Corp.	69,120
10,000	Tsukishima Kikai Co. Ltd.	90,582
7,800	Tsumura & Co.	138,942
1,300	Tsuruha Holdings, Inc.	44,736
5,000	Tsurumi Manufacturing Co. Ltd	40,133
4,000	Tsutsumi Jewelry Co. Ltd.	87,028
15,000	Ube Material Industries Ltd.	54,609

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
JAPAN (continued)
9,000	Uchida Yoko Co. Ltd.	$39,553
13,000	Uniden Corp.	88,571
3,300	Unimat Life Corp.	40,047
2,500	Union Tool Co.	92,532
94,000	Unitika Ltd.	118,147
4,000	U-Shin Ltd.	17,267
7,200	Valor Co. Ltd.	80,010
14,800	Venture Link Co. Ltd.(b)	29,378
11,000	Victor Co. of Japan Ltd.(b)	23,361
2,800	Vital-net, Inc.	17,354
23,000	Wakachiku Construction Co. Ltd.(b)	20,535
2,000	Warabeya Nichiyo Co. Ltd.	28,206
5,500	WATAMI Co. Ltd.	85,433
7,000	Wood One Co. Ltd.	38,287
24,000	Yamagata Bank Ltd. (The)	130,022
3,100	Yamaichi Electronics Co. Ltd.	14,215
8,000	Yamanashi Chuo Bank Ltd. (The)	46,531
10,000	Yamazen Corp.	52,616
2,500	Yaoko Co. Ltd.	64,794
5,000	Yasuda Warehouse Co. Ltd. (The)	47,458
4,000	Yellow Hat Ltd.	28,744
20,000	Yodogawa Steel Works Ltd.	107,312
8,000	Yokohama Reito Co. Ltd.	60,954
3,700	Yokowo Co. Ltd.	27,582
5,000	Yomeishu Seizo Co. Ltd.	49,842
14,000	Yomiuri Land Co. Ltd.	61,162
7,000	Yondenko Corp.	34,525
4,500	Yonekyu Corp.	41,347
3,700	Yorozu Corp.	51,957
6,000	Yoshimoto Kogyo Co. Ltd.	83,474
27	Yoshinoya Holdings Co. Ltd.	44,234
31,000	Yuasa Trading Co. Ltd.	47,025
9,000	Yuraku Real Estate Co. Ltd.	34,014
15,000	Yurtec Corp.	85,945
2,400	Yushin Precision Equipment Co. Ltd.	47,432
3,000	Yushiro Chemical Industry Co. Ltd.	51,957
6,400	Zenrin Co. Ltd.	189,728
14,300	Zensho Co. Ltd.	144,779
5,000	ZERIA Pharmaceutical Co. Ltd.	44,164
4,200	Zuken, Inc.	43,323

		57,867,562

MALAYSIA - 0.7%
30,500	Aeon Co. (M) Berhad	92,369
211,000	Affin Holdings Berhad	184,744
45,800	Amway (Malaysia) Holdings Berhad	91,325
85,200	Bandar Raya Developments Berhad	79,707
44,100	Batu Kawan Berhad	124,961
436,600	Berjaya Corp. Berhad(b)	159,716
94,600	Boustead Holdings Berhad	184,378
75,100	Carlsberg Brewery-Malay Berhad	103,586
34,000	Chemical Co. of Malaysia Berhad	29,565
224,500	DRB-Hicom Berhad	130,594
18,500	Fraser & Neave Holdings Berhad	42,714
76,900	Guinness Anchor Berhad	136,045
102,700	GuocoLand Malaysia Berhad(b)	98,543
51,500	Hong Leong Industries Berhad	67,946
30,500	Hume Industries-Malaysia Berhad	32,924
213,100	IGB Corp. Berhad	164,857
97,200	IJM Plantations Berhad	87,436
54,900	KFC Holdings Malaysia Berhad	116,055
162,200	KLCC Property Holdings Berhad	172,170
198,000	KNM Group Berhad	347,316
58,700	Kulim Malaysia Berhad	126,729
97,400	Lingkaran Trans Kota Holdings	118,574
112,000	Lion Industries Corp. Berhad	87,988
168,875	Malaysian Bulk Carriers Berhad	273,441
247,500	Malaysian Resources Corp. Berhad(b)	215,217
10,000	MEASAT Global Berhad(b)	4,978
112,000	Media Prima Berhad	89,667
199,600	MK Land Holdings Berhad	49,676
46,000	MNRB Holdings Berhad	68,414
235,000	MTD Infraperdana Berhad	53,201
450,000	Mulpha International Berhad(b)	192,954
29,100	Naim Cendera Holdings Berhad	49,736
58,700	NCB Holdings Berhad	51,396
80,600	Oriental Holdings Berhad	164,342
199,300	OSK Holdings Berhad	168,524
48,600	Pacificmas Berhad	51,296
58,300	Padiberas Nasional Berhad	37,585
17,000	Pelikan International Corp. Berhad	22,837
106,300	POS Malaysia & Services Holdings Berhad(b)	87,335
86,870	Puncak Niaga Holdings Berhad	138,054
143,700	Ranhill Berhad	123,664
34,000	RB Land Holdings Berhad(b)	29,055
260,900	Scomi Group Berhad	129,081
75,100	Shangri-La Hotels (Malaysia) Berhad	51,343
91,200	Star Publications Malaysia Berhad	91,884
39,800	Subur Tiasa Holdings Berhad(b)	44,156
60,000	Sunrise Berhad	62,969
59,800	Sunway City Berhad(b)	91,448
51,600	Ta Ann Holdings Berhad	104,438
325,600	TA Enterprise Berhad	147,423
210,800	TAN Chong Motor Holdings Berhad	128,945

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
MALAYSIA (continued)
170,200	Time dotCom Berhad(b)	$45,421
60,480	Top Glove Corp. Berhad	119,691
75,600	Tradewinds Plantation Berhad	72,086
47,840	UBG Berhad(b)	26,681
99,300	Uchi Technologies Berhad	87,539
38,700	United Plantations Berhad	147,373
84,000	Wah Seong Corp. Berhad	95,208
95,600	Zelan Berhad	171,994

		6,269,294

MEXICO - 0.9%
386,400	Consorcio ARA SAB de CV - Series *	447,191
184,000	Controladora Comercial Mexicana SA de CV - UBC	574,477
158,600	Corp. GEO SAB de CV - Series B(b)	584,570
107,708	Corp. Interamericana de Entretenimiento SAB de CV - Series B(b)	272,742
241,200	Embotelladoras Arca SAB de CV - NOM	950,096
160,250	Empresas ICA Sociedad Controladora SAB de CV(b)	1,125,395
76,900	Gruma SAB de CV - Series B	276,227
163,500	Grupo Aeroportuario del Sureste SAB de CV - Series B	979,850
120,492	Grupo Cementos de Chihuahua SAB de CV	674,529
109,000	Grupo Continental SA	255,569
57,500	Grupo Industrial Maseca SAB de CV - Series B	57,433
32,600	Grupo Industrial Saltillo SAB de CV	61,149
22,817	Grupo Iusacell SA de CV(b)	289,318
4,500	Grupo Mexicano de Desarrollo SAB de CV(b)	16,544
138,400	Industrias CH SAB de CV - Series B(b)	546,461
784,800	TV Azteca SA de CV - CPO	459,287
121,015	Vitro SAB de CV - Series A	272,504

		7,843,342

NETHERLANDS - 1.1%
21,296	Aalberts Industries NV	512,387
936	Accell Group	48,132
1,946	Arcadis NV	158,223
11,552	ASM International NV	326,304
2,250	Beter BED Holding NV	66,814
15,018	Boskalis Westminster	911,283
4,451	Brunel International	128,820
29,395	Corporate Express	326,587
7,501	Crucell NV(b)	149,509
3,083	Crucell NV ADR (b)	61,413
3,048	Draka Holding	132,366
1,590	Eriks Group NV - CVA	132,433
3,556	Exact Holding NV	158,084
903	Gamma Holding NV	72,517
26,383	Getronics NV(b)	239,237
2,168	Grolsch NV - CVA	85,451
2,624	Grontmij NV	122,771
152,816	Hagemeyer NV	1,038,179
4,045	Heijmans NV - CVA	156,855
1,208	Hunter Douglas NV	112,759
16,275	Imtech NV	503,562
2,592	Innoconcepts	50,875
5,700	Jetix Europe NV	151,097
1,128	KAS Bank NV - CVA	42,483
12,400	Koninklijke BAM Groep NV	327,086
6,156	Koninklijke Vopak NV	352,141
2,805	Macintosh Retail Group NV	93,859
5,819	Nutreco Holding NV	397,430
18,340	OCE NV	368,474
13,584	OPG Groep NV - CVA	470,083
3,476	Ordina NV	67,974
14,105	Pharming Group NV(b)	69,876
29,050	Qiagen NV(b)	680,856
6,716	Sligro Food Group NV	257,511
1,412	Smit International NV	136,608
8,090	Stork NV	550,427
5,233	Telegraaf Media Groep NV	181,546
2,140	Ten Cate NV	87,572
4,932	TKH Group NV	125,738
2,829	Unit 4 Agresso NV	91,957
9,156	USG People NV	277,724

		10,225,003

NEW ZEALAND - 0.1%
955	Allied Medical Ltd.(b)	0
34,000	AMP NZ Office Trust	35,136
37,800	Fisher & Paykel Appliances Holdings Ltd.	102,321
29,436	Infratil Ltd.	69,238
6,300	Mainfreight Ltd.	35,467
22,940	New Zealand Refining Co. Ltd. (The)	133,570
17,235	Nuplex Industries Ltd.	100,751
32,871	PGG Wrightson Ltd.	53,235
23,220	Port of Tauranga Ltd.	126,246
76,230	Ryman Healthcare Ltd.	128,159
15,128	Sanford Ltd.	50,867
41,102	Sky City Entertainment Group Ltd.	170,218
16,969	Steel & Tube Holdings Ltd.	57,581
16,541	Tenon Ltd.(b)	21,813
25,880	Tower Ltd.(b)	44,907
34,146	Warehouse Group Ltd.	148,784

		1,278,293

NORWAY - 0.4%
31,000	Acta Holding ASA	123,034
7,600	Aktiv Kapital ASA(b)	141,611
4,500	Bonheur ASA	205,430

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
NORWAY (continued)
3,200	Camillo Eitzen & Co. ASA(b)	$48,297
136,848	DNO ASA(b)	256,265
5,000	DOF ASA	53,570
13,800	EDB Business Partner ASA	114,426
5,500	Ekornes ASA	115,805
5,000	Eltek ASA(b)	36,428
10,000	Ementor ASA(b)	82,917
3,400	Farstad Shipping A/S	91,861
34,000	Fast Search & Transfer ASA(b)	80,774
6,500	Ganger Rolf ASA	271,298
1,500	Kongsberg Gruppen ASA	93,352
4,300	Leroy Seafood Group ASA	91,339
3,000	Norwegian Air Shuttle AS(b)	89,998
37,000	Ocean RIG ASA(b)	295,073
3,050	Odfjell ASA - Class A	51,432
5,000	Rieber & Son ASA	50,542
12,200	Sevan Marine ASA(b)	151,170
3,800	Solstad Offshore ASA	112,227
7,000	Sparebanken Midt-Norge	100,432
9,200	Tandberg ASA	233,994
20,800	TGS Nopec Geophysical Co. ASA(b)	348,811
24,200	Tomra Systems ASA	175,859
15,000	Veidekke ASA	157,915
1,600	Wilh Wilhelmsen ASA - Class A	67,526

		3,641,386

PHILIPPINES - 0.2%
1,120,000	Aboitiz Equity Ventures, Inc.	187,179
4,600	China Banking Corp.	74,771
80,000	Filinvest Development Corp.	12,454
2,159,375	Filinvest Land, Inc.(b)	92,940
88,100	First Philippine Holdings Corp	173,457
155,000	Jollibee Foods Corp.	180,975
2,145,696	Megaworld Corp.	216,142
900,000	Petron Corp.	144,231
66,200	Philippine National Bank(b)	73,505
3,700	Philippine Stock Exchange, Inc	110,119
150,900	Robinsons Land Corp.	71,684
26,700	Security Bank Corp.	47,984
273,815	Universal Robina Corp.	92,463

		1,477,904

POLAND - 0.7%
7,596	Agora SA	169,549
14,296	Alchemia SA(b)	65,419
7,270	Apator SA	74,526
5,329	Asseco Poland SA	169,317
6,112	Budimex SA(b)	180,760
24,829	Cersanit-Krasnystaw SA(b)	403,174
4,164	Debica	173,406
11,200	Echo Investment SA(b)	442,915
526	Elektrobudowa SA	42,864
32,056	Eurocash SA	140,925
21,032	Fabryka Kotlow Rafako SA(b)	116,837
6,186	Farmacol SA(b)	118,669
5,432	Firma Chemiczna Dwory SA(b)	329,982
4,706	Grupa Kety SA	353,587
6,544	Grupa Lotos SA	122,791
45,450	Impexmetal SA	188,001
4,255	Koelner SA(b)	84,177
18,366	Kredyt Bank SA	183,502
350	LPP SA(b)	342,006
5,176	Mondi Packaging Paper Swiecie SA	171,696
8,958	Mostalzab(b)	39,704
90,939	Netia SA(b)	134,111
3,805	NG2 SA	98,541
2,824	Opoczno SA(b)	48,531
10,774	Orbis SA	301,413
2,864	PBG SA(b)	389,169
16,684	Pfleiderer Grajewo SA	406,740
79,000	Polimex Mostostal SA	328,358
3,298	Polska Grupa Farmaceutyczna SA	135,365
20,836	Polski Koncern Miesny Duda SA(b)	79,858
5,792	Prokom Software SA	333,333
2,288	Sygnity SA	46,452
7,830	Vistula & Wolczanka SA(b)	46,940
2,268	Zaklady Tluszczowe Kruszwica	48,176

		6,310,794

PORTUGAL - 0.1%
7,786	Corticeira Amorim SA	23,008
18,043	Finibanco Holding SGPS SA	119,964
8,032	Impresa SGPS(b)	29,901
31,000	Jeronimo Martins SGPS SA	229,912
19,947	Mota Engil SGPS SA	164,696
19,000	SAG GEST-Solucoes Automovel Globais SGPS SA	70,182
13,909	Semapa - Sociedade de Investimento e Gestao	225,655
14,400	Sonae Industria SGPS SA(b)	174,590
26,370	SONAECOM - SGPS SA(b)	147,826
37,560	Teixeira Duarte - Engenharia Construcoes SA - Class C	133,842

		1,319,576

SINGAPORE - 0.4%
53,000	Allco Commercial Real Estate Investment Trust	37,365
100,000	Ascott Group Ltd. (The)	113,354
7,400	Bonvests Holdings Ltd.	6,803
11,000	Cerebos Pacific Ltd.	32,237
177,000	Chuan Hup Holdings Ltd.	45,877
15,550	Creative Technology Ltd.	65,025
35,000	Datacraft Asia Ltd.	39,550
4,000	Ezra Holdings Ltd.	19,077
27,000	Goodpack Ltd.	40,310
11,832	Hartford Education Corp. Ltd.	1,554
99,000	Hi-P International Ltd.	33,187
29,000	Ho Bee Investment Ltd.	36,881

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
SINGAPORE (continued)
63,000	Hong Leong Asia Ltd.	$165,469
16,000	Hotel Plaza Ltd.	23,555
50,600	Hotel Properties Ltd.	151,786
56,000	Hwa Hong Corp. Ltd.	29,804
27,000	Hyflux Ltd.	67,929
28,000	IDT Holdings Singapore Ltd.	9,193
73,000	Jaya Holdings Ltd.	99,903
71,500	Jurong Technologies Industrial Corp. Ltd.	34,346
257,000	K1 Ventures Ltd.(b)	58,619
25,000	Keppel Telecommunications & Transportation Ltd.	95,037
63,000	Kim Eng Holdings Ltd.	100,152
97,000	Labroy Marine Ltd.	189,066
20,000	Macquarie MEAG Prime REIT	16,588
73,000	Mapletree Logistics Trust	60,547
85,000	Metro Holdings Ltd.	62,863
36,000	MobileOne Ltd.	52,253
32,000	NatSteel Ltd.	35,831
29,000	Orchard Parade Holdings Ltd.(b)	34,075
69,600	OSIM International Ltd.	29,826
71,400	Parkway Holdings Ltd.	205,297
142,000	Raffles Education Corp. Ltd.	323,887
11,000	Robinson & Co. Ltd.	36,798
43,000	SBS Transit Ltd.	91,540
6,071	SC Global Developments Ltd.	22,030
61,000	Singapore Food Industries Ltd.	33,940
102,000	Singapore Post Ltd.	86,010
74,000	SMRT Corp. Ltd.	90,019
59,000	Straits Trading Co. Ltd.	192,480
30,000	Tat Hong Holdings Ltd.	62,206
59,375	Unisteel Technology Ltd.	77,153
18,000	United Engineers Ltd.	50,760
94,000	UOB-Kay Hian Holdings Ltd.	157,230
20,000	WBL Corp. Ltd.	54,741

		3,272,153

SOUTH AFRICA - 0.9%
8,486	Adcorp Holdings Ltd.	56,388
32,497	Aeci Ltd.	450,322
19,645	Afgri Ltd.	19,641
43,741	African Oxygen Ltd.	238,847
21,133	Allied Technologies Ltd.	257,610
3,888	Aspen Pharmacare Holdings Ltd.(b)	22,696
10,760	Astral Foods Ltd.	219,296
89,783	AVI Ltd.	305,204
57,968	Caxton and CTP Publishers and Printers Ltd.(b)	152,471
2,787	Ceramic Industries Ltd.	76,735
9,135	City Lodge Hotels Ltd.	118,030
26,710	DataTec Ltd.	156,121
10,064	Distell Group Ltd.	97,525
17,471	Distribution and Warehousing Network Ltd.(b)	62,884
30,890	Ellerine Holdings Ltd.	413,371
66,781	Enaleni Pharmaceuticals Ltd.(b)	41,602
9,724	Foschini Ltd.	79,348
35,515	Gold Reef Resorts Ltd.	180,819
76,830	Grindrod Ltd.	297,334
9,008	Group Five Ltd.	89,370
4,521	Highveld Steel and Vanadium Corp. Ltd.	78,921
13,781	Hulamin Ltd.	47,482
37,047	Iliad Africa Ltd.(b)	98,868
52,630	Illovo Sugar Ltd.	186,193
26,384	Johnnic Communications Ltd.	422,103
12,111	Lewis Group Ltd.	105,345
5,145	Massmart Holdings Ltd.	65,289
56,665	Medi-Clinic Corp. Ltd.	200,468
206,251	Merafe Resources Ltd.(b)	64,084
39,498	Metorex Ltd.(b)	177,403
160,419	Metropolitan Holdings Ltd.	392,581
25,000	Mr. Price Group Ltd.	101,519
17,663	Nampak Ltd.	58,820
40,025	New Clicks Holdings Ltd.	110,509
50,815	Northam Platinum Ltd.	355,637
29,397	Peregrine Holdings Ltd.	97,218
12,814	PSG Group Ltd.	49,275
38,841	Reunert Ltd.	463,015
69,385	SA Corporate Real Estate Fund	44,825
14,703	Scharrig Mining Ltd.	57,670
93,876	Shoprite Holdings Ltd.	584,807
7,714	Spar Group Ltd. (The)	69,389
19,861	Sun International Ltd.	452,133
58,372	Super Group Ltd.	115,285
3,000	Tiger Automotive Ltd.(b)	7,960
3,000	Tiger Wheels Ltd.	3,373
13,161	Tongaat-Hulett	206,082
24,146	Trencor Ltd.	109,936
22,078	Truworths International Ltd.	110,708
9,523	Wilson Bayly Holmes-Ovcon Ltd.	191,903

		8,364,415

SOUTH KOREA - 1.3%
2,887	Bukwang Pharmaceutical Co. Ltd.	123,403
460	Cheil Communications, Inc.	132,275
6,300	Cheil Industries, Inc.	412,679
4,980	Daeduck Electronics Co.	37,874
17,260	Daegu Bank	302,773
1,000	Daekyo Co. Ltd.	101,810
2,900	Daewoo Motor Sales Corp.	152,615
6,570	Daishin Securities Co. Ltd.	202,418
613	Dong-A Pharmaceutical Co. Ltd.	58,939
2,386	Dongbu HiTek Co. Ltd.	33,113
5,780	Dongbu Insurance Co. Ltd.	347,172
6,810	Dongkuk Steel Mill Co. Ltd.	404,502

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
SOUTH KOREA (continued)
8,200	Doosan Construction & Engineering Co. Ltd.(b)	$175,708
8,870	Halla Climate Control	87,351
720	Hanil Cement Co. Ltd.	77,780
1,420	Hanjin Heavy Industries & Construction Co. Ltd.	90,021
3,839	Hanjin Heavy Industries & Construction Co. Ltd.(b)	420,683
960	Hankuk Glass Industries, Inc.	40,395
793	Hanmi Pharm Co. Ltd.	120,178
4,500	Hansol Paper Co.(b)	88,431
7,080	Hanwha Chem Corp.	206,733
5,940	Hotel Shilla Co. Ltd.	209,057
3,380	Hyosung Corp.	250,676
15,220	Hyundai Autonet Co. Ltd.	99,529
1,660	Hyundai Department Store Co. Ltd.	230,376
790	Hyundai Elevator Co. Ltd.	125,425
6,580	Hyundai Hysco	88,396
8,560	Hyundai Marine & Fire Insurance Co. Ltd.	244,721
20,781	Hyundai Securities Co.	487,974
5,490	Korea Investment Holdings Co. Ltd.	487,621
2,220	Korea Kumho Petrochemical Co.	213,201
1,320	Korea Zinc Co. Ltd.	263,795
9,149	Korean Reinsurance Co.	161,507
7,730	KP Chemical Corp.(b)	69,945
3,940	Kumho Industrial Co. Ltd.	360,886
4,400	LG Dacom Corp.	141,668
3,130	LG Fashion Corp.	122,323
1,410	LG Household & Health Care Ltd.	313,090
4,149	LG International Corp.	128,980
1,050	LG Life Sciences Ltd.(b)	64,583
2,980	LG Petrochemical Co. Ltd.	173,367
6,640	LIG Non-Life Insurance Co. Ltd	202,731
80	Lotte Chilsung Beverage Co. Ltd.	112,801
100	Lotte Confectionary Co. Ltd.	164,206
6,810	Lotte Midopa Co. Ltd.(b)	105,095
2,430	LS Cable Ltd.	372,310
2,270	LS Industrial Systems Co. Ltd.	190,532
90	Namyang Dairy Products Co. Ltd.	90,929
310	Orion Corp.	98,607
3,310	Poongsan Corp.	92,424
14,880	Pusan Bank	264,328
480	Samchully Co. Ltd.	104,452
2,470	Samsung Fine Chemicals Co. Ltd.	185,106
990	Samyang Corp.	70,125
890	Sindo Ricoh Co. Ltd.	71,639
26,950	SK Securities Co. Ltd.	125,519
4,200	SKC Co. Ltd.	181,859
3,995	Ssangyong Cement Industrial Co. Ltd.(b)	74,959
10,290	Ssangyong Motor Co.(b)	71,974
2,230	Sungshin Cement Co. Ltd.(b)	36,147
70	Taekwang Industrial Co. Ltd.	110,359
4,070	Taihan Electric Wire Co. Ltd.	329,866
9,280	Tong Yang Investment Bank	209,153
1,220	Union Steel	36,910
4,740	Woongjin Coway Co. Ltd.	179,980
914	Yuhan Corp.	194,835

		11,530,819

SPAIN - 0.7%
8,280	Abengoa SA	338,828
924	Adolfo Dominguez	41,358
3,200	Amper SA	58,266
14,572	Avanzit SA(b)	121,161
340	Banco de Andalucia SA	35,854
14,306	Banco Guipuzcoano SA	293,435
920	Baron de Ley(b)	66,300
4,853	Campofrio Alimentacion SA(b)	84,849
176	Construcciones y Auxiliar de Ferrocarriles SA	72,799
2,521	Corp. Dermoestetica(b)	27,863
7,290	Duro Felguera SA	93,877
12,470	Ebro Puleva SA	257,041
2,895	Electrificaciones del Norte	176,631
33,868	Ercros SA(b)	23,548
12,852	FAES FARMA SA	242,575
13,470	Grupo Catalana Occidente SA	510,430
14,650	Grupo Empresarial Ence SA	186,109
1,200	Iberpapel Gestion SA	31,202
6,761	Indra Sistemas SA	196,165
107,992	La Seda de Barcelona SA - Class B	362,919
2,218	Mecalux SA(b)	99,952
1,142	Miquel y Costas	34,325
44,377	Natraceutical SA(b)	87,423
7,359	NH Hoteles SA(b)	164,801
9,697	Obrascon Huarte Lain SA	438,391
4,379	Papeles y Cartones de Europa SA	60,260
697	Pescanova SA	39,769
5,465	Prosegur Cia de Seguridad SA	212,948
18,132	Service Point Solutions SA	87,988
11,627	Sociedad Nacional Inds. Aplicaciones Celulosa Espanola (Sniace)(b)	62,990
12,812	SOS Cuetara SA	261,678
10,058	Tavex Algodonera SA(b)	34,238
22,221	Tubacex SA	250,423
1,396	Unipapel SA	43,760
21,386	Uralita SA	217,469
3,848	Vidrala SA	156,016
10,207	Viscofan SA	262,290
38,050	Zeltia SA	445,896

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
SPAIN (continued)
		$6,181,827

SWEDEN - 0.7%
4,200	Active Biotech AB(b)	47,607
2,200	Addtech AB	52,471
4,250	Axfood AB	149,873
5,000	Axis Communications AB	130,666
1,600	B&B Tools AB - Class B	52,896
5,200	Bilia AB - Class A	84,115
4,900	Cardo AB	173,566
2,600	Catena AB	45,434
13,800	Cision AB(b)	53,661
4,550	Clas Ohlson AB - Class B	109,595
7,100	Concordia Maritime AB - Class B	37,668
9,800	D Carnegie AB	215,993
19,800	Elekta AB - Class B	381,845
65,000	Enea AB(b)	28,959
7,200	Eniro AB	92,096
10,800	Gunnebo AB	127,518
5,800	Haldex AB	119,387
8,295	Hexagon AB	195,488
8,000	HIQ International AB	47,859
5,500	Hoganas AB - Class B	132,044
13,000	IBS AB - Class B(b)	36,020
39,000	Industrial & Financial Systems - Class B(b)	44,513
10,200	Intrum Justitia AB	162,987
27,734	JM AB	614,536
17,000	Lindex AB	307,775
8,700	Micronic Laser Systems AB(b)	70,194
11,250	Munters AB	133,274
5,000	NCC AB - Class B	124,369
7,500	Nibe Industrier AB - Class B	78,518
21,900	Nobia AB	192,210
18,400	OMX AB	773,420
18,800	Peab AB	170,181
9,400	Peab Industri AB(b)	79,911
10,400	Q-Med AB	135,074
4,400	RNB Retail and Brands AB	50,740
5,200	SkiStar AB	95,575
6,500	Sweco AB	65,491
9,800	Teleca AB - Class B(b)	24,068
59,000	Telelogic AB(b)	183,909
18,600	Trelleborg AB - Class B	472,902
7,500	Wallenstam Byggnads AB - Class B	139,325

		6,233,733

SWITZERLAND - 1.1%
275	Affichage Holding Genf	61,604
261	AFG Arbonia-Forster Holding	97,560
778	Allreal Holding AG	90,668
934	Also Holding AG	56,440
5,613	Ascom Holding AG(b)	67,837
176	Bachem Holding AG - Class B	15,345
1,313	Bank Coop AG	86,370
60	Bank Sarasin & Compagnie AG - Class B	283,322
637	Banque Cantonale Vaudoise	289,246
6	Banque Privee Edmond de Rothschild SA	194,751
438	Barry Callebaut AG(b)	351,451
58	Belimo Holding AG	75,855
966	Bellevue Group AG	77,428
1,259	Berner Kantonalbank	232,476
1,600	Bobst Group AG	118,785
1,432	Bucher Industries AG	339,952
2,250	Charles Voegele Holding AG - Class A(b)	195,593
35	Conzzeta Holding AG	81,638
1,600	Daetwyler Holding AG	128,867
809	Emmi AG	118,515
1,783	EMS-Chemie Holding AG	261,663
373	Energiedienst Holding AG(b)	218,313
532	Flughafen Zuerich AG	215,161
331	Forbo Holding AG(b)	198,589
570	Galenica AG	275,552
641	Georg Fischer AG(b)	480,861
96	Gurit Holding AG	91,657
732	Helvetia Holdings AG	265,401
84	Hiestand Holding AG	194,337
216	Intershop Holdings	57,804
60	Jelmoli Holding AG	156,423
483	Kaba Holding AG - Class B	162,195
200	Komax Holding AG(b)	36,257
10,619	Kudelski SA	298,843
684	Kuoni Reisen Holding	341,882
800	Luzerner Kantonalbank	180,939
250	Medisize Holding AG	18,992
4,780	Micronas Semiconductor Holding(b)	63,753
333	Orell Fuessli Holding AG	59,937
124	Phoenix Mecano AG	58,874
390	PubliGroupe SA	137,362
915	Rieter Holding AG	530,406
154	Romande Energie Holding SA	239,296
730	Schulthess Group	84,381
200	Schweiter Technologies AG	75,708
432	Schweizerhall Holding AG	75,704
151	Schweizerishe National - Versicherungs-Gesellsschaft	118,490
2,187	SEZ Holding AG	45,311
130	Sia Abrasives Holding AG	51,174
436	Siegfried Holding AG	73,018
120	Societa Elettrica Sopracener SA	28,591
461	St Galler Kantonalbank(b)	202,961
38,012	Swisslog Holding AG(b)	59,722
1,620	Swissquote Group Holding SA	107,473
424	Tamedia AG	60,760
2,779	Tecan Group AG	185,922
5,714	Temenos Group AG(b)	159,078
1,313	Unilabs SA(b)	65,174

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
SWITZERLAND (continued)
300	Valartis Group AG	$23,696
4,161	Valiant Holding	635,788
541	Valora Holding AG	137,772
20,015	Von Roll Holding AG(b)	153,775
5,401	Vontobel Holding AG	277,417
390	WMH Walter Meier AG - Class A	85,851
60	Zehnder Group AG	108,771
20	Zuger Kantonalbank AG	56,975

		10,381,712

TAIWAN - 0.8%
70,000	Accton Technology Corp.(b)	36,944
36,182	Altek Corp.	64,547
44,000	Ambassador Hotel (The)	44,272
135,000	Arima Computer Corp.(b)	33,167
57,000	Bank of Kaohsiung	32,898
21,030	Basso Industry Corp.	27,294
259,350	BES Engineering Corp.(b)	72,682
189,000	Cathay Real Estate Development Co. Ltd.	104,417
121,000	Cheng Loong Corp.	47,802
25,331	Cheng Uei Precision Industry Co. Ltd.	70,286
97,000	Chia Hsin Cement Corp(b)	93,557
49,549	Chicony Electronics Co. Ltd.	95,581
92,000	China Life Insurance Co.(b)	58,352
217,505	China Manmade Fibers(b)	108,081
34,866	China Metal Products	48,210
171,000	China Petrochemical Development Corp(b)	84,708
28,680	China Steel Chemical Corp.	77,454
59,000	Chin-Poon Industrial Co.	64,554
86,913	Chun Yuan Steel	36,884
51,000	Chung Hsin Electric & Machinery Manufacturing Corp	43,287
55,000	Chung HWA Pulp	37,940
343,000	CMC Magnetics Corp.(b)	146,622
111,000	Compeq Manufacturing Co.	49,333
81,689	Continental Engineering Corp.	52,316
132,000	Cosmos Bank Taiwan(b)	11,448
76,915	CTCI Corp.	67,657
31,200	CyberTAN Technology, Inc.	86,667
69,115	D-Link Corp.	154,655
136,000	Eastern Media International(b)	52,889
23,855	Elite Semiconductor Memory Technology, Inc.	71,418
62,220	Elitegroup Computer Systems.(b)	40,904
238,000	Entie Commercial Bank(b)	60,822
82,667	Eternal Chemical Co. Ltd.	105,502
99,000	Evergreen International Storage & Transport Corp.	55,764
33,867	Everlight Electronics Co. Ltd.	147,907
91,990	Far Eastern Department Stores Co. Ltd.	112,148
114,014	Far Eastern International Bank(b)	49,089
44,000	Feng Hsin Iron & Steel Co.	67,086
42,599	Feng TAY Enterprise Co. Ltd.	36,682
6,678	Formosa International Hotels Corp.	65,956
26,000	Giant Manufacturing Co. Ltd.	61,549
94,500	Gigabyte Technology Co. Ltd.	78,312
174,819	Goldsun Development & Construction Co. Ltd.	101,168
51,761	Greatek Electonics, Inc.	80,996
12,000	Highwealth Construction Corp	15,019
37,370	Hung Poo Real Estate Development Corp.	37,139
69,000	Hung Sheng Construction Co. Ltd.	56,435
34,649	Ichia Technologies, Inc.	31,013
19,404	Johnson Health Tech Co. Ltd.	58,691
70,447	Kenda Rubber Industrial Co. Ltd.(b)	66,751
117,589	King Yuan Electronics Co. Ltd.	78,030
141,185	King’s Town Bank(b)	51,201
239,552	Kinpo Electronics, Inc.	94,638
118,807	Lien Hwa Industrial Corp.	75,538
75,000	Long Bon Development Co. Ltd.	45,370
17,849	Merry Electronics Co. Ltd.	64,455
132,068	Micro-Star International Co. Ltd.	139,813
12,342	Nan Kang Rubber Tire Co. Ltd	17,446
48,000	Nien Hsing Textile Co. Ltd.	32,741
49,000	Optimax Technology Corp.(b)	22,912
87,360	Opto Technology Corp.(b)(c)	76,440
61,249	Oriental Union Chemical Corp	86,391
34,828	Pan-International Industrial	103,517
48,136	Phoenix Precision Technology Corp.	60,764
44,000	Phoenixtec Power Co. Ltd.	45,698
26,260	Pihsiang Machinery Manufacturing Co. Ltd.	58,599
173,812	Prince Housing Development Corp.	106,755
121,000	Prodisc Technology, Inc.(b)	25,395
120,000	Ritek Corp.(b)	35,481
99,000	Ruentex Industries Ltd.	93,347
142,497	Sampo Corp.(b)	31,226
90,000	Sanyang Industrial Co. Ltd.	71,667
37,000	Sheng Yu Steel Co. Ltd.	37,457
53,000	Shihlin Electric & Engineering Corp.	58,235
32,000	Shihlin Paper Corp.(b)	38,519
192,425	Shinkong Synthetic Fibers Corp.(b)	70,675
205,869	Silicon Integrated Systems Corp.	99,758
44,400	Sincere Navigation	90,033
90,726	Sintek Photronic Corp.(b)	32,062

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
TAIWAN (continued)
19,200	Sinyi Realty Co.	$50,963
23,831	Springsoft, Inc.	35,232
38,863	Systex Corp.	50,738
56,916	TA Chen Stainless Pipe Co. Ltd	82,124
249,000	Ta Chong Bank Co. Ltd.(b)	91,069
163,114	Taichung Commercial Bank(b)	75,264
169,000	Tainan Spinning Co. Ltd.	84,761
62,557	Taiwan Life Insurance Co. Ltd.	114,495
71,544	Taiwan Navigation Co. Ltd.(b)	172,236
38,117	Taiwan Secom Co. Ltd.	58,352
45,450	Taiwan Sogo Shin Kong SEC	46,222
77,168	Taiwan Styrene Monomer	40,251
312,000	Teco Electric and Machinery Co. Ltd.	171,889
60,965	Test-Rite International Co.	37,821
152,000	Ton Yi Industrial Corp.	74,358
31,930	Tong Yang Industry Co. Ltd.	33,359
28,280	Tsann Kuen Enterprise Co. Ltd.(b)	42,944
84,135	TSRC Corp.	129,838
67,100	Tung Ho Steel Enterprise Corp	99,407
131,000	Union Bank of Taiwan(b)	31,860
108,866	Universal Scientific Industrial Co. Ltd.	82,322
111,000	USI Corp.	74,000
55,830	Walsin Technology Corp.	56,433
154,020	Waterland Financial Holdings	50,865
117,597	Ya Hsin Industrial Co. Ltd.(b)	21,632
236,070	Yieh Phui Enterprise	100,184
248,277	Yuen Foong Yu Paper Manufacturing Co. Ltd.	114,943
71,000	Yungtay Engineering Co. Ltd.	67,603
29,967	Zyxel Communications Corp.	54,570

		7,294,753

THAILAND - 0.2%
108,700	Amata Corp. Public Co. Ltd.	54,374
344,900	Asian Property Development Public Co. Ltd.	73,577
58,400	Bangkok Expressway Public Co. Ltd.	42,616
8,600	Bangkok Insurance Public Co. Ltd.	71,867
1,200,000	Bangkok Land Public Co. Ltd.(b)	28,248
665,600	CalComp Electronics Public Co. Ltd.	141,992
226,100	Central Plaza Hotel Public Co. Ltd.	40,583
190,700	CH. Karnchang Public Co. Ltd.	52,746
152,600	Delta Electronics Thai Public Co. Ltd.	96,989
84,200	Hana Microelectronics Public Co. Ltd.	61,939
1,785,800	Hemaraj Land and Development Public Co. Ltd	76,193
329,224	Home Product Center Public Co. Ltd.	49,405
63,100	ICC International Public Co. Ltd.	75,196
309,300	Italian-Thai Development Public Co. Ltd.(b)	81,000
81,200	Kiatnakin Bank Public Co. Ltd.	71,081
75,500	Kim Eng Securities Public Co. Ltd.	61,649
116,800	Major Cineplex Group Public Co. Ltd.	60,832
28,700	MBK Public Co. Ltd.	57,425
39,400	Padaeng Industry Public Co. Ltd.	45,214
92,700	Regional Container Lines Public Co. Ltd.	81,148
153,900	Robinson Department Store Public Co. Ltd.	46,190
115,300	Rojana Industrial Park Public Co. Ltd.	60,050
36,000	Saha-Union Public Co. Ltd.	20,338
2,132,000	Sahaviriya Steel Industries Public Co. Ltd.	59,597
126,700	Shin Satellite Public Co. Ltd.(b)	38,400
36,500	Siam Makro Public Co. Ltd.	105,789
177,400	Sino Thai Engineering & Construction Public Co. Ltd.(b)	32,625
143,800	Thai Plastic & Chemical Public Co. Ltd.	88,434
18,200	Thai Stanley Electric Public Co. Ltd.	81,936
74,700	Thai Union Frozen Products Public Co. Ltd.	52,972
244,900	Thanachart Capital Public Co. Ltd.	118,901
89,300	Ticon Industrial Connection Public Co. Ltd.	53,866
77,800	Tisco Bank Public Co. Ltd.	68,677
256,900	Vinythai Public Co. Ltd.	61,230

		2,213,079

TURKEY - 0.4%
13,294	Acibadem Saglik Hizmetleri ve Ticaret AS	98,612
13,070	Akcansa Cimento AS	95,268
5,197	Akenerji Elektrik Uretim AS(b)	49,022
21,553	Aksa Akrilik Kimya Sanayii	58,774
25,122	Aksigorta AS	185,267
26,950	Alarko Holding AS	82,272
34,879	Anadolu Cam Sanayii AS	74,176
18,167	Anadolu Hayat Emeklilik AS	89,575
42,579	Anadolu Sigorta	78,867
31,185	Aygaz AS	145,742
5,750	Bati Cimento	52,759
21,743	Beko Elektonik(b)	36,358
34,153	Bolu Cimento Sanayii AS	74,975
514	Brisa Bridgestone Sabanci	34,159

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
TURKEY (continued)
11,254	Bursa Cimento	$104,226
2,388	Celebi Hava Servisi	43,822
12,995	Cimsa Cimento Sanayi ve Ticaret AS	110,321
10,444	Deva Holding AS(b)	111,054
12,000	Dogus Otomotiv Servis ve Ticaret AS	87,467
15,076	Eczacibasi Ilac Sanayi(b)	66,579
40,281	Global Yatirim Holding AS(b)	60,794
41,672	Hurriyet Gazetecilik AS(b)	149,371
60,066	Ihlas Holding(b)	58,719
47,545	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS(b)	72,165
428	Kartonsan Karton Sanayi	25,715
842	Konya Cimento Sanayii AS	47,293
13,000	Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret AS(b)	43,699
12,090	Mardin Cimento Sanayii	73,607
1	Migros Turk TAS	15
5,026	Otokar Otobus Karoseri Sanayi AS	92,232
7,882	Pinar SUT Mamulleri Sanayii	53,734
18,260	TAT Konserve(b)	48,228
52,103	Tekstil Bankasi AS(b)	100,082
0	Tofas Turk Otomobil Fabrikasi AS	1
91,479	Trakya Cam Sanayi AS	236,904
8,954	Turk Demir Dokum Fabrikalari(b)	71,027
77,960	Turk Ekonomi Bankasi AS(b)	204,569
97,264	Turk Sise ve Cam Fabrikalari AS	213,520
30,300	Ulker Gida Sanayi ve Ticaret AS	137,710
42,641	Vestel Elektonik Sanayi(b)	125,786
15,401	Yapi Kredi Finansal Kiralama AO	48,865
9,284	Yapi Kredi Sigorta AS	89,166
12,270	Zorlu Enerji Elektrik Uretim AS(b)	58,922

		3,691,419

UNITED KINGDOM - 6.7%
13,494	A & J Mucklow Group Plc	101,430
41,497	Abbot Group Plc	293,153
43,351	Aberdeen Asset Management Plc	184,111
10,925	Acambis Plc(b)	30,554
19,217	AEA Technology Plc(b)	47,150
34,864	Aga Foodservice Group Plc	300,846
63,284	Aggreko Plc	823,733
23,058	Alfred McAlpine Plc	268,250
23,178	Alizyme Plc(b)	43,736
110,236	Amlin Plc	735,778
16,793	Anglo Pacific Group Plc	67,042
56,872	Anite Group Plc	75,091
12,400	Arawak Energy Corp.(b)	34,260
57,224	Arena Leisure Plc	70,202
13,785	Ark Therapeutics Group Plc(b)	33,178
20,727	ARM Holdings Plc	64,000
87,704	Ashtead Group Plc	198,776
23,379	Atkins (WS) Plc	589,178
29,729	Autonomy Corp. Plc(b)	607,339
10,641	Aveva Group Plc	255,333
76,299	Avis Europe Plc(b)	63,460
7,640	Axis-Shield Plc(b)	44,957
6,293	Axon Group Plc	115,541
47,470	Babcock International Group Plc	578,903
58,482	Balfour Beatty Plc	601,929
2,496	Barr (A.G.) Plc	64,355
55,776	BBA Aviation Plc	279,790
74,168	Beazley Group Plc	266,797
16,589	Bellway Plc	370,806
19,374	Benfield Group Ltd.	122,364
6,704	Blacks Leisure Group Plc	37,637
20,140	Blinkx Plc(b)	13,296
11,301	Bloomsbury Publishing Plc	40,417
73,858	Bodycote International Plc	450,354
28,105	Bovis Homes Group Plc	387,742
8,349	BPP Holdings Plc	105,897
33,807	Brewin Dolphin Holdings Plc	148,323
68,641	Brit Insurance Holdings Plc	463,145
2,420	Britvic Plc	18,065
32,163	Brixton Plc	247,778
27,256	BSS Group Plc	267,924
20,638	BTG Plc(b)	49,564
23,742	Burren Energy Plc	597,339
4,396	Business Post Group Plc	29,524
20,763	Capital & Regional Plc	293,358
8,149	Care U.K. Plc	94,295
62,577	Carillion Plc	530,876
8,224	Carpetright Plc	207,254
20,799	Centaur Media Plc	50,383
7,437	Charles Stanley Group Plc	50,721
5,241	Charles Taylor Consulting Plc	36,943
34,206	Charter Plc(b)	770,992
4,667	Chemring Group Plc	214,558
41,484	Chime Communications Plc	40,110
38,662	Chloride Group Plc	172,437
52,215	Christian Salvesen Plc	99,071
11,306	Chrysalis Group Plc	26,095
2,754	Clarkson Plc	56,806
27,959	Clinton Cards Plc	39,532
13,067	CLS Holdings Plc(b)	127,700
38,584	Collins Stewart Plc	171,287
55,637	Colt Telecom Group SA(b)	208,814
27,294	Communisis Plc	49,517
13,614	Computacenter Plc	58,314
4,293	Consort Medical Plc	58,915
45,221	Cookson Group Plc	783,255
5,973	Corin Group Plc	77,375

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED KINGDOM (continued)
121,107	Costain Group Plc(b)	$79,952
7,117	Cranswick Plc	123,493
34,340	Croda International Plc	476,260
31,525	Dairy Crest Group Plc	394,939
17,930	Dana Petroleum Plc(b)	480,937
39,957	Davis Service Group Plc	451,970
37,787	De la Rue Plc	644,280
5,612	Dechra Pharmaceuticals Plc	44,605
21,260	Delta Plc	58,352
12,745	Detica Group Plc	88,247
7,284	Development Securities Plc	78,606
26,078	Devro Plc	48,802
9,766	Dicom Group Plc	38,988
6,246	Dignity Plc	101,951
291,916	Dimension Data Holdings Plc	384,357
3,423	Diploma Plc	74,377
10,261	Domestic & General Group Plc	301,474
17,282	Domino Printing Sciences Plc	117,506
119,309	DS Smith Plc	573,064
2,886	DTZ Holdings Plc	24,304
65,301	Electrocomponents Plc	339,452
107,465	Elementis Plc	221,218
29,182	Emap Plc	531,845
81,064	Ennstone Plc	67,844
103,824	Enodis Plc	451,733
114,662	Entertainment Rights Plc(b)	51,260
14,750	Erinaceous Group Plc	7,514
13,642	Euromoney Institutional Investor Plc	133,036
36,731	Evolution Group Plc	84,776
17,395	Expro International Group Plc	442,353
103,201	F&C Asset Management Plc	467,798
23,644	Fenner Plc	137,042
4,749	Fidessa Group Plc	116,126
11,172	Filtronic Plc(b)	40,246
18,220	Findel Plc	268,983
117,465	FKI Plc	226,538
13,270	Forth Ports Plc	509,079
312,657	Fortune Oil Plc(b)	52,659
13,215	Foseco Plc	78,244
8,125	French Connection Group Plc	27,200
4,872	Fuller Smith & Turner	67,620
58,668	Future Plc	57,030
145,122	Galiform Plc(b)	347,016
39,778	Galliford Try Plc	130,062
85,424	Game Group Plc	354,357
5,558	Games Workshop Group Plc	30,972
18,645	GCAP Media Plc	70,268
10,109	Go-Ahead Group Plc	567,322
41,729	Great Portland Estates Plc	495,875
28,000	Greene King Plc	527,187
2,569	Greggs Plc	267,461
39,341	Gyrus Group Plc(b)	349,703
4,286	Halfords Group Plc	31,682
108,988	Halma Plc	512,160
12,319	Hampson Industries Plc	51,742
6,039	Hardy Underwriting Group Plc	38,989
25,455	Headlam Group Plc	295,871
16,582	Helical Bar Plc	152,225
21,037	Helphire Plc	183,280
148,870	Henderson Group Plc	578,851
20,611	Henry Boot Plc	94,070
14,285	Highway Insurance Holdings Plc	23,168
9,501	Hikma Pharmaceuticals Plc	98,086
10,970	Hill & Smith Holdings Plc	89,871
94,783	Hiscox Ltd.	565,628
100,708	HMV Group Plc	263,324
9,757	Holidaybreak Plc	157,129
17,525	Homeserve Plc	656,646
18,628	Hunting Plc	285,077
42,351	Huntsworth Plc	84,538
3,867	Hyder Consulting Plc	42,897
49,932	IG Group Holdings Plc	431,907
37,129	Imagination Technologies Group Plc(b)	96,503
9,638	IMI Plc	112,527
63,669	Inmarsat Plc	679,147
91,379	Innovation Group Plc(b)	65,077
26,823	Interserve Plc	293,925
28,289	Intertek Group Plc	605,273
8,797	ITE Group Plc	32,056
8,493	James Fisher & Sons Plc	121,409
31,692	Jardine Lloyd Thompson Group Plc	252,387
40,455	JJB Sports Plc	145,525
15,444	JKX Oil & Gas Plc	125,481
10,464	John Menzies Plc	124,020
82,832	John Wood Group Plc	719,073
9,692	Johnson Service Group Plc	29,524
2,387	Johnston Press Plc	14,902
10,924	Keller Group Plc	257,580
8,554	Kier Group Plc	381,696
58,092	Kiln Ltd.	117,167
56,498	Kingston Communications Plc	78,122
35,733	Laird Group Plc	471,804
3,223	Lavendon Group Plc	46,006
4,601	Liontrust Asset Management Plc	35,063
76,800	LogicaCMG Plc(b)	257,529
30,853	London Scottish Bank Plc	53,247
33,575	Lookers Plc	125,139
16,540	Low and Bonar Plc	46,773
15,549	Luminar Group Holdings Plc	205,627
3,333	M.J. Gleeson Group Plc	25,157
2,410	Manganese Bronze Holdings Plc	34,101
33,489	Marshalls Plc	224,743
78,824	Marston’s Plc	563,813
15,625	Marylebone Warwick Balfour Group Plc(b)	86,096
29,022	Mcbride Plc	104,850
8,244	McKay Securities Plc	55,754

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED KINGDOM (continued)
46,350	Meggitt Plc	$328,882
15,063	Melrose Resources Plc	115,886
73,933	Michael Page International Plc	673,334
21,967	Micro Focus International Plc	134,059
6,551	Millennium & Copthorne Hotels Plc	75,055
25,564	Minerva Plc(b)	96,876
100,405	Misys Plc	504,708
64,668	Mitie Group Plc	374,484
73,164	Morgan Crucible Co.	483,014
6,436	Morgan Sindall Plc	219,739
19,967	Morse Plc	44,008
18,969	Mothercare Plc	160,037
16,232	Mouchel Parkman Plc	157,534
46,851	N Brown Group Plc	281,780
3,775	National Express Group Plc	103,455
18,906	Nestor Healthcare Group Plc	37,051
125,910	Northern Foods Plc	277,514
152,436	Northgate Information Solutions Plc	249,607
17,780	Northgate Plc	356,761
77,366	Northumbrian Water Group Plc	528,450
115,968	Novae Group Plc(b)	90,425
65,932	Oxford Biomedica Plc(b)	43,184
37,301	Pace Micro Technology Plc(b)	75,815
142,460	Pendragon Plc	199,206
6,142	Phoenix IT Group Ltd.	50,190
56,972	Photo-Me International Plc	61,304
14,705	Pinnacle Staffing Group Plc(b)	1,529
73,007	Premier Farnell Plc	245,543
33,460	Premier Foods Plc	156,888
19,340	Premier Oil Plc(b)	498,651
39,282	Psion Plc	110,267
41,130	PZ Cussons Plc	166,554
2,545	QXL Ricardo Plc(b)	69,164
8,871	Rathbone Brothers Plc	256,208
3,513	REA Holdings Plc	42,367
49,551	Redrow Plc	410,581
200,767	Regus Group Plc	458,158
6,250	Renishaw Plc	95,518
2,330	Rensburg Sheppards Plc	38,443
28,774	Restaurant Group Plc	162,887
7,755	Ricardo Plc	49,625
13,819	RM Plc	58,617
15,157	Robert Wiseman Dairies Plc	148,125
22,720	ROK Plc	88,224
20,874	Rotork Plc	476,135
23,225	RPC Group Plc	135,096
48,653	RPS Group Plc	394,035
31,022	Savills Plc	236,247
13,431	SCI Entertainment Group Plc(b)	103,330
5,920	ScS Upholstery Plc	23,019
11,324	SDL Plc(b)	70,638
58,192	Senior Plc	157,601
14,065	Serco Group Plc	131,824
12,508	Severfield-Rowen Plc	158,779
32,455	Shaftesbury Plc	379,597
55,216	Shanks Group Plc	275,546
29,368	SIG Plc	647,289
192,981	Skyepharma Plc(b)	64,203
54,898	SMG Plc	38,811
37,047	Smiths News Plc	95,520
16,509	Soco International Plc(b)	764,124
24,624	Spectris Plc	444,167
6,322	Speedy Hire Plc	143,153
16,818	Spirax-Sarco Engineering Plc	377,324
170,913	Spirent Communications Plc(b)	247,878
54,276	SSL International Plc	581,210
7,688	St. Ives Group Plc	45,559
23,543	St. James’s Place Plc	189,938
20,664	St. Modwen Properties Plc	210,752
72,211	Stagecoach Group Plc	406,152
77,807	Stanelco Plc(b)	566
102,352	Taylor Nelson Sofres Plc	458,629
22,970	TDG Plc	112,240
5,162	Ted Baker Plc	57,638
11,245	Telecom Plus Plc	36,709
2,707	Telent Plc	29,354
33,326	THUS Group Plc(b)	102,210
35,892	Topps Tiles Plc	150,194
11,051	Town Centre Securities Plc	90,075
35,484	TT electronics Plc	109,197
38,584	Tullett Prebon Plc	354,607
30,000	UK Coal Plc(b)	318,134
16,341	Ultra Electronics Holdings	425,404
10,108	Umeco Plc	127,367
22,021	Uniq Plc	97,529
34,288	United Business Media Plc	518,673
6,853	Utv Media Plc	51,013
23,332	Venture Production Plc	384,476
43,438	Vernalis Plc(b)	14,000
22,798	Victrex Plc	353,871
6,702	Vitec Group Plc (The)	92,044
36,133	VT Group Plc	452,292
6,081	Warner Estate Holdings Plc	66,382
51,005	Weir Group Plc (The)	940,707
6,330	Wembley Plc(b)	1,316
43,403	Wetherspoon (J.D.) Plc	489,596
37,047	WH Smith Plc	302,736
25,456	Whatman Plc	112,610
11,510	White Young Green Plc	110,929
14,285	Wilmington Group Plc	72,624
15,256	Wincanton Plc	134,342
14,049	Wolfson Microelectronics Plc(b)	74,126
339,266	Woolworths Group Plc	149,905
41,464	Workspace Group Plc	291,842
8,449	WSP Group Plc	146,869
10,220	Xaar Plc	43,776
30,967	Yule Catto & Co. Plc	144,877

		60,734,668

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES - 51.2%
9,211	1-800-FLOWERS.COM, Inc. - Class A(b)	$110,440
12,050	1st Source Corp.	231,842
76,715	3Com Corp.(b)	374,369
2,500	3D Systems Corp.(b)	54,725
6,529	4Kids Entertainment, Inc.(b)	111,319
8,600	99 Cents Only Stores(b)	92,450
2,500	A.M. Castle & Co.	75,250
3,500	A.O. Smith Corp.	130,865
13,170	A.S.V., Inc.(b)	153,299
2,622	AAON, Inc.	47,878
7,600	AAR Corp.(b)	243,580
7,100	Aaron Rents, Inc.	150,378
700	Abaxis, Inc.(b)	20,524
11,600	Abiomed, Inc.(b)	158,572
105,000	ABM Industries, Inc.	2,469,600
3,800	Abraxas Petroleum Corp.(b)	16,986
10,020	AC Moore Arts & Crafts, Inc.(b)	167,534
5,700	Acacia Research-Acacia Technologies(b)	94,107
5,244	Acadia Pharmaceuticals, Inc.(b)	80,653
6,200	Acadia Realty Trust	164,300
7,800	ACCO Brands Corp.(b)	167,232
17,500	Accuride Corp.(b)	178,500
3,200	ACI Worldwide, Inc.(b)	73,184
4,846	Actel Corp.(b)	55,196
10,900	ActivIdentity Corp.(b)	50,685
43,400	Actuant Corp. - Class A	2,993,732
12,150	Actuate Corp.(b)	106,799
7,786	Acuity Brands, Inc.	372,171
2,100	Adams Respiratory Therapeutics, Inc.(b)	92,274
58,880	Adaptec, Inc.(b)	207,846
17,100	ADC Telecommunications, Inc.(b)	319,770
80,200	Administaff, Inc.	3,198,376
700	Adolor Corp.(b)	2,450
11,500	Adtran, Inc.	276,805
730	Advance America Cash Advance Centers, Inc.	6,979
16,100	Advanced Analogic Technologies, Inc.(b)	194,488
7,300	Advanced Energy Industries, Inc.(b)	116,800
1,965	Advanta Corp. - Class A	27,982
3,000	Advanta Corp. - Class B	47,400
2,500	Advent Software, Inc.(b)	138,325
17,660	ADVENTRX Pharmaceuticals, Inc.(b)	11,832
1,400	Advisory Board Co. (The)(b)	89,894
1,000	AEP Industries, Inc.(b)	39,850
6,900	Aeropostale, Inc.(b)	158,010
3,100	AFC Enterprises(b)	41,385
10,900	Aftermarket Technology Corp.(b)	376,268
2,400	AGCO Corp.(b)	143,232
4,000	Agilysys, Inc.	69,200
872	Agree Realty Corp.	28,236
2,800	Air Methods Corp.(b)	151,116
6,380	Airspan Networks, Inc.(b)	15,121
16,229	Airtran Holdings, Inc.(b)	168,944
12,300	AK Steel Holding Corp.(b)	616,599
7,890	Akorn, Inc.(b)	58,228
2,400	Alabama National BanCorp.	189,168
1,000	Alamo Group, Inc.	21,680
5,100	Alaska Air Group, Inc.(b)	129,540
16,000	Alaska Communications Systems Group, Inc.	260,320
4,700	Albany International Corp. - Class A	176,250
17,293	Albany Molecular Research, Inc.(b)	312,831
15,000	Albemarle Corp.	716,400
2,900	Alexander & Baldwin, Inc.	151,902
300	Alexander’s, Inc.(b)	120,585
1,800	Alexion Pharmaceuticals, Inc.(b)	137,700
14,918	Alfa Corp.	271,508
6,800	Align Technology, Inc.(b)	140,760
7,629	Alkermes, Inc.(b)	123,590
4,400	Allete, Inc.	192,236
7,100	Alliance Imaging, Inc.(b)	70,361
31,800	Alliance One International, Inc.(b)	207,654
8,408	Allis-Chalmers Energy, Inc.(b)	147,729
8,800	Allos Therapeutics, Inc.(b)	51,216
6,556	Allscripts Healthcare Solutions, Inc.(b)	181,601
4,200	Alnylam Pharmaceuticals, Inc.(b)	132,636
5,825	Alon USA Energy, Inc.	214,185
7,900	Alpha Natural Resources, Inc.(b)	216,776
6,400	Alpharma, Inc. - Class A(b)	131,968
1,400	AMAG Pharmaceuticals, Inc.(b)	91,490
3,470	Ambassadors Group, Inc.	63,050
5,400	AMCOL International Corp.	217,836
4,346	Amcore Financial, Inc.	103,044
4,000	Amedisys, Inc.(b)	169,800
1,700	Amerco, Inc.(b)	109,701
5,000	American Axle & Manufacturing Holdings, Inc.	137,300
11,600	American Campus Communities, Inc.	329,904
2,499	American Dental Partners, Inc.(b)	61,950
2,800	American Ecology Corp.	67,032
7,300	American Equity Investment Life Holding Co.	71,321
6,700	American Greetings Corp. - Class A	176,478
331,931	American Medical Systems Holdings, Inc.(b)	4,245,398

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
9,100	American Oil & Gas, Inc.(b)	$70,070
3,357	American Physicians Capital, Inc.	146,231
1,600	American Science & Engineering, Inc.	96,704
2,800	American Software, Inc. Class A	22,708
8,500	American States Water Co.	386,325
5,802	American Superconductor Corp.(b)	157,525
2,800	American Vanguard Corp.	49,756
3,000	American Woodmark Corp.	76,080
2,382	AmericanWest Bancorp	46,044
1,824	America’s Car-Mart, Inc.(b)	21,925
8,100	AMERIGROUP Corp.(b)	283,500
1,933	Ameris Bancorp	32,590
2,600	Amerisafe, Inc.(b)	42,042
6,100	Ameristar Casinos, Inc.	198,555
1,800	Ameron International Corp.	194,166
6,875	AMICAS, Inc.(b)	18,288
12,100	AMIS Holdings, Inc.(b)	92,807
29,300	Amkor Technology, Inc.(b)	331,969
5,500	AMN Healthcare Services, Inc.(b)	104,555
2,100	Ampco-Pittsburgh Corp.	84,168
7,200	Amsurg Corp.(b)	190,440
9,600	Anadigics, Inc.(b)	141,600
1,800	Analogic Corp.	102,870
8,472	Anaren, Inc.(b)	132,756
4,076	Anchor Bancorp Wisconsin, Inc.	100,270
3,300	Andersons, Inc. (The)	163,845
19,200	Andrew Corp.(b)	281,472
5,800	Angiodynamics, Inc.(b)	116,000
900	Anika Therapeutics, Inc.(b)	16,911
5,500	Anixter International, Inc.(b)	395,175
8,600	AnnTaylor Stores Corp.(b)	266,514
4,098	Ansoft Corp.(b)	123,268
45,286	Ansys, Inc.(b)	1,757,550
5,300	Apogee Enterprises, Inc.	124,709
7,400	Applebee’s International, Inc.	187,516
12,953	Applera Corp. - Celera Group(b)	211,264
6,964	Applied Industrial Technologies, Inc.	246,874
55,800	Applied Micro Circuits Corp.(b)	179,676
5,100	Apria Healthcare Group, Inc.(b)	123,267
155,900	Aptargroup, Inc.	6,968,730
70,600	Aquila, Inc.(b)	295,108
4,500	Arbitron, Inc.	227,790
3,000	Arch Chemicals, Inc.	136,860
6,057	Arctic Cat, Inc.	87,342
11,300	Arena Pharmaceuticals, Inc.(b)	108,593
3,400	Arena Resources, Inc.(b)	124,134
9,100	Ariad Pharmaceuticals, Inc.(b)	46,410
14,817	Ariba, Inc.(b)	191,732
4,700	Arkansas Best Corp.	129,015
15,600	Arqule, Inc.(b)	122,460
7,728	Array Biopharma, Inc.(b)	86,554
15,800	Arris Group, Inc.(b)	181,700
15,700	Art Technology Group, Inc.(b)	72,377
83,443	Arthrocare Corp.(b)	5,410,444
10,772	ArvinMeritor, Inc.	159,749
6,700	Asbury Automotive Group, Inc.	122,811
8,200	Ashford Hospitality Trust, Inc.	80,688
3,831	Aspect Medical Systems, Inc.(b)	52,446
6,100	Aspen Technology, Inc.(b)	106,384
6,200	Asset Acceptance Capital Corp.	66,712
12,600	Assisted Living Concepts, Inc.(b)	110,880
1,300	Associated Estates Realty Corp.	15,782
1,920	Asta Funding, Inc.	68,237
2,700	Astec Industries, Inc.(b)	122,364
11,600	Asyst Techologies, Inc.(b)	55,680
600	Atherogenics, Inc.(b)	972
6,700	Atheros Communications, Inc.(b)	235,170
1,200	Atlantic Coast Federal Corp.	16,008
2,400	Atlas Air Worldwide Holdings, Inc.(b)	140,616
3,356	Atlas America, Inc.	193,641
91,800	Atmel Corp.(b)	448,902
3,163	ATMI, Inc.(b)	101,659
5,000	ATP Oil & Gas Corp.(b)	286,750
3,500	Atwood Oceanics, Inc.(b)	294,840
2,700	Audible, Inc.(b)	35,613
2,707	Audiovox Corp. - Class A(b)	32,484
7,040	Authorize.Net Holdings, Inc.(b)	164,525
2,800	Auxilium Pharmaceuticals, Inc.(b)	73,948
5,400	Avid Technology, Inc.(b)	158,706
5,900	Avista Corp.	130,095
2,500	Avocent Corp.(b)	67,575
15,700	Axcelis Technologies, Inc.(b)	73,633
1,350	Axsys Technologies, Inc.(b)	53,163
4,300	AZZ, Inc.(b)	146,630
2,000	Badger Meter, Inc.	76,900
1,566	Balchem Corp.	33,998
6,200	Baldor Electric Co.	249,984
7,732	Bally Technologies, Inc.(b)	311,832
2,600	BancFirst Corp.	118,144
2,200	Bancorp, Inc. (The)(b)	39,490
10,097	Bank Mutual Corp.	112,178
300	Bank of Florida Corp.(b)	4,119
2,900	Bank of The Ozarks, Inc.	83,955
3,700	BankAtlantic Bancorp, Inc. - Class A	15,207
2,200	BankFinancial Corp.	35,024
3,086	Bankrate, Inc.(b)	141,802
1,300	BankUnited Financial Corp. - Class A	11,219
1,900	Banner Corp.	62,054

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
7,858	Barnes Group, Inc.	$288,624
2,300	Barrett Business Sevices, Inc.	39,077
6,550	Basic Energy Services, Inc.(b)	129,624
100	Basin Water, Inc.(b)	1,199
500	Bassett Furniture Industries, Inc.	5,305
9,100	BE Aerospace, Inc.(b)	452,361
26,119	BearingPoint, Inc.(b)	125,110
900	Beasley Broadcasting Group, Inc. - Class A	6,777
5,500	Bebe Stores, Inc.	76,505
1,100	Bel Fuse, Inc. - Class B	35,002
7,226	Belden, Inc.	421,059
5,616	Bell Microproducts, Inc.(b)	33,640
11,750	Benchmark Electronics, Inc.(b)	240,992
11,000	Bentley Pharmaceuticals, Inc.(b)	152,240
1,100	Berkshire Hills Bancorp, Inc.	30,657
55,600	Berry Petroleum Co. - Class A	2,708,832
3,100	Beverly Hills Bancorp, Inc.	19,437
4,700	BFC Financial Corp. - Class A(b)	9,964
2,100	Big 5 Sporting Goods Corp.	37,485
15,100	Big Lots, Inc.(b)	362,098
7,000	Bill Barrett Corp.(b)	327,600
3,400	BioCryst Pharmaceuticals, Inc.(b)	26,758
13,300	BioMarin Pharmaceuticals, Inc.(b)	368,809
6,200	BioMed Realty Trust, Inc.	148,118
50,000	Bio-Rad Laboratories, Inc. - Class A(b)	4,829,000
2,200	Bio-Reference Labs, Inc.(b)	70,576
19,100	Bioscrip, Inc.(b)	149,553
9,300	BJ’s Restaurants, Inc.(b)	184,047
8,300	BJ’s Wholesale Club, Inc.(b)	297,804
2,798	Black Box Corp.	111,864
3,720	Black Hills Corp.	165,242
110,000	Blackbaud, Inc.	2,964,500
51,900	Blackboard, Inc.(b)	2,589,810
13,290	Blockbuster, Inc. - Class A(b)	69,905
7,117	Blockbuster, Inc. - Class B(b)	33,094
5,500	Blount International, Inc.(b)	67,265
5,400	Blue Coat Systems, Inc.(b)	219,186
500	Blue Nile, Inc.(b)	39,520
6,000	Bluegreen Corp.(b)	45,180
500	Blyth, Inc.	9,545
3,850	Bob Evans Farms, Inc.	108,493
10,600	Bois d’Arc Energy, Inc.(b)	232,564
900	Bolt Technology Corp.(b)	38,925
2,600	Bon-Ton Stores, Inc. (The)	46,020
1,800	Books-A-Million, Inc.	24,102
1,900	Borders Group, Inc.	29,298
36,000	Borland Software Corp.(b)	157,680
1,400	Boston Beer Co., Inc. - Class A(b)	73,150
134,167	Boston Private Financial Holdings, Inc.	3,858,643
12,087	Bottomline Technologies, Inc.(b)	194,117
5,802	Bowne & Co., Inc.	100,839
3,400	Bradley Pharmaceuticals, Inc.(b)	66,878
58,486	Brady Corp. - Class A	2,158,133
6,700	Briggs & Stratton Corp.	150,817
8,700	Brigham Exploration Co.(b)	64,119
116,200	Bright Horizons Family Solutions, Inc.(b)	4,508,560
11,340	Brightpoint, Inc.(b)	183,708
4,000	Bristow Group, Inc.(b)	199,560
20,573	Brocade Communications Systems, Inc.(b)	195,649
2,600	Bronco Drilling Co., Inc.(b)	35,360
6,423	Brookline Bancorp, Inc.	69,112
8,920	Brooks Automation, Inc.(b)	115,782
7,746	Brown Shoe Co., Inc.	158,018
20,848	Bruker BioSciences Corp.(b)	215,777
3,700	Brush Engineered Materials, Inc.(b)	178,710
9,100	Buckeye Technologies, Inc.(b)	163,072
3,450	Buckle, Inc. (The)	148,695
4,916	Building Material Holding Corp.	38,640
8,400	Cabela’s, Inc.(b)	163,968
4,600	Cabot Microelectronics Corp.(b)	182,528
3,200	Cache, Inc.(b)	50,112
4,700	CACI International, Inc. - Class A(b)	253,095
200	Cadiz, Inc.(b)	3,800
7,800	Calgon Carbon Corp.(b)	116,220
5,100	California Pizza Kitchen, Inc.(b)	82,518
3,100	California Water Service Group	137,609
12,624	Caliper Life Sciences, Inc.(b)	74,734
8,600	Callaway Golf Co.	148,952
5,736	Callidus Software, Inc.(b)	42,389
10,300	Callon Petroleum Co.(b)	150,174
4,100	Cal-Maine Foods, Inc.	98,154
3,900	Cambrex Corp.	44,421
900	Camden National Corp.	29,853
5,018	Candela Corp.(b)	40,094
3,000	Cano Petroleum, Inc.(b)	22,950
3,700	Cantel Medical Corp.(b)	66,304
1,574	Capital Corp. of the West	30,614
4,000	Capital Senior Living Corp.(b)	35,760
600	Capital Southwest Corp.	73,296
2,600	Capitol Bancorp Ltd.	55,120
5,500	Caraco Pharmaceutical Laboratories Ltd.(b)	85,635
4,300	Caraustar Industries, Inc.(b)	17,372
3,050	CARBO Ceramics, Inc.	137,006
4,300	Cardiac Science Corp.(b)	45,580
4,975	Cardinal Financial Corp.	48,705

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
2,130	Carmike Cinemas, Inc.	$33,867
6,000	Carrier Access Corp.(b)	17,340
4,600	Carrizo Oil & Gas, Inc.(b)	236,394
7,000	Carter’s, Inc.(b)	154,560
2,610	Cascade Corp.	164,378
6,100	Casella Waste Systems, Inc. - Class A(b)	89,853
8,784	Casey’s General Stores, Inc.	250,344
6,400	Cash America International, Inc.	249,600
6,826	Casual Male Retail Group, Inc.(b)	57,065
1,500	Catapult Communications Corp.(b)	11,145
58,610	Cathay General Bancorp	1,815,152
2,750	Cato Corp. (The) - Class A	55,220
3,200	Cavco Industries, Inc.(b)	125,792
2,200	Cbeyond, Inc.(b)	86,064
17,000	CBIZ, Inc.(b)	153,000
3,400	CBRL Group, Inc.	135,660
10,072	C-COR, Inc.(b)	123,483
3,000	CDI Corp.	82,680
2,000	CEC Entertainment, Inc.(b)	59,600
5,500	Cedar Shopping Centers, Inc.	70,675
3,268	Celadon Group, Inc.(b)	26,144
12,300	Cell Genesys, Inc.(b)	41,820
2,300	Centene Corp.(b)	53,659
12,225	Centennial Bank Holdings, Inc.(b)	67,238
6,843	Centennial Communications Corp.(b)	70,072
1,575	Center Bancorp., Inc.	18,034
2,700	Center Financial Corp.	34,533
6,250	Central European Distribution Corp.(b)	332,375
143,600	Central Garden & Pet Co.(b)	1,190,444
129,800	Central Garden & Pet Co. - Class A(b)	1,079,936
5,500	Central Pacific Financial Corp.	123,365
1,300	Central Vermont Public Service Corp.	41,314
5,300	Century Aluminum Co.(b)	308,407
10,300	Cenveo, Inc.(b)	232,574
8,600	Cepheid, Inc.(b)	222,568
5,000	Ceradyne, Inc.(b)	342,050
15,695	Cerus Corp.(b)	141,255
2,358	CH Energy Group, Inc.	110,213
13,200	Champion Enterprises, Inc.(b)	156,552
4,355	Charlotte Russe Holding, Inc.(b)	63,104
24,799	Charming Shoppes, Inc.(b)	184,009
24,900	Charter Communications, Inc. - Class A(b)	51,543
12,700	Chattem, Inc.(b)	943,610
7,300	Checkpoint Systems, Inc.(b)	220,825
8,500	Cheesecake Factory (The)(b)	190,655
4,800	Chemed Corp.	275,136
3,637	Chemical Financial Corp.	90,925
3,700	Cheniere Energy, Inc.(b)	149,850
1,800	Chesapeake Corp.	13,338
600	Chesapeake Utilities Corp.	21,252
500	Children’s Place Retail Stores, Inc. (The)(b)	12,800
1,100	Chiquita Brands International, Inc.(b)	20,625
5,800	Chittenden Corp.	206,596
6,160	Chordiant Software, Inc.(b)	88,642
6,100	Christopher & Banks Corp.	83,692
2,406	Churchill Down, Inc.	122,345
8,576	Ciber, Inc.(b)	66,807
14,885	Ciena Corp.(b)	712,396
34,800	Cincinnati Bell, Inc.(b)	188,616
2,800	CIRCOR International, Inc.	140,644
20,200	Cirrus Logic, Inc.(b)	124,230
12,700	Citadel Broadcasting Corp.	55,880
800	Citizens First Bancorp, Inc.	14,552
5,621	Citizens Republic Bancorp, Inc	85,552
9,827	Citizens, Inc.(b)	84,512
3,726	City Holding Co.	140,880
7,300	CKE Restaurants, Inc.	118,114
11,800	CKX, Inc.(b)	143,488
91,100	Clarcor, Inc.	3,321,506
2,592	Clayton Williams Energy, Inc.(b)	77,579
2,672	Clean Harbors, Inc.(b)	131,543
7,629	Cleco Corp.	201,024
3,700	Clifton Savings Bancorp, Inc.	40,626
2,250	Clinical Data, Inc.(b)	63,000
11,400	CNA Surety Corp.(b)	225,606
15,240	CNET Networks, Inc.(b)	123,139
32,100	CoBiz Financial, Inc.	572,985
47,300	Coeur d’Alene Mines Corp.(b)	186,835
9,100	Cogent Communications Group, Inc.(b)	251,888
1,200	Cogent, Inc.(b)	17,724
5,800	Cognex Corp.	104,284
2,900	Cohen & Steers, Inc.	109,040
3,820	Coherent, Inc.(b)	125,296
11,354	Cohu, Inc.	186,206
3,970	Coinmach Service Corp. - Class A	52,126
4,900	Coinstar, Inc.(b)	168,805
9,000	Coldwater Creek, Inc.(b)	80,550
2,600	Collagenex Pharmaceuticals, Inc.(b)	26,546
11,500	Collective Brands, Inc.(b)	212,635
6,000	Colonial Properties Trust	187,980
900	Columbia Bancorp	16,380
32,231	Columbia Banking System, Inc	1,001,417
3,600	Columbia Sportswear Co.	175,500
9,400	Columbus McKinnon Corp.(b)	311,892
20,400	Comfort Systems USA, Inc.	298,248
4,000	Commerce Group, Inc.	145,960

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
4,500	Commercial Vehicle Group, Inc.(b)	$61,335
11,065	CommScope, Inc.(b)	521,936
3,700	Community Bank System, Inc.	77,367
3,398	Community Banks, Inc.	103,163
4,700	Compass Minerals International, Inc.	173,477
113,500	Complete Production Services, Inc.(b)	2,258,650
4,867	CompuCredit Corp.(b)	96,999
1,400	Computer Programs & Systems, Inc.	34,678
65,000	Comstock Resources, Inc.(b)	2,375,750
2,600	COMSYS IT Partners, Inc.(b)	46,228
3,100	Comtech Telecommunications Corp.(b)	168,175
3,298	Conceptus, Inc.(b)	72,325
71,300	Concur Technologies, Inc.(b)	2,569,652
26,000	Conexant Systems, Inc.(b)	33,280
5,889	Conmed Corp.(b)	167,483
4,801	Conn’s, Inc.(b)	122,762
716	Consolidated - Tomoka Land Co	49,060
4,700	Consolidated Communications Holdings, Inc.	93,577
1,900	Consolidated Graphics, Inc.(b)	121,562
2,300	Contango Oil & Gas Co.(b)	101,706
12,858	Continental Airlines, Inc. - Class B(b)	441,672
90,000	Cooper Cos., Inc. (The)	3,780,000
8,500	Cooper Tire & Rubber Co.	189,380
1,600	Core-Mark Holding Co., Inc.(b)	55,520
10,900	Corinthian Colleges, Inc.(b)	178,651
2,000	Cornell Cos., Inc.(b)	49,760
6,393	Corporate Office Properties Trust SBI MD	264,223
19,800	Corrections Corp. of America(b)	560,142
2,550	Corvel Corp.(b)	67,779
62,000	CoStar Group, Inc.(b)	3,565,000
1,532	Cousins Properties, Inc.	44,106
9,860	Covanta Holding Corp.(b)	267,305
4,800	Cox Radio, Inc. - Class A(b)	57,984
2,200	CRA International, Inc.(b)	113,916
3,400	Crane Co.	161,296
9,100	Credence Systems Corp.(b)	27,755
6,646	Cross Country Healthcare, Inc.(b)	104,409
3,900	Crosstex Energy, Inc.	143,793
7,700	Crown Media Holdings, Inc. - Class A(b)	60,676
1,000	CryoLife, Inc.(b)	6,750
8,929	CSG Systems International, Inc.(b)	183,312
7,100	CSK Auto Corp.(b)	80,940
1,500	CSS Industries, Inc.	59,400
7,000	CTS Corp.	86,450
4,600	Cubic Corp.	207,000
8,700	Cubist Pharmaceuticals, Inc.(b)	203,580
3,999	Cumulus Media, Inc. - Class A(b)	41,230
7,400	CuraGen Corp.(b)	9,916
1,380	Curis, Inc.(b)	1,394
6,000	Curtiss Wright Corp.	337,740
1,000	Cutera, Inc.(b)	24,520
85,501	CVB Financial Corp.	1,002,072
6,700	Cybersource Corp.(b)	109,545
7,042	Cymer, Inc.(b)	299,285
400	Cynosure, Inc.(b)	15,204
8,000	Cypress Bioscience, Inc.(b)	107,920
17,700	Cypress Semiconductor Corp.(b)	646,935
8,174	Daktronics, Inc.	243,749
14,600	Darling International, Inc.(b)	146,876
7,538	Datascope Corp.	272,348
1,800	Dawson Geophysical Co.(b)	143,658
2,300	DealerTrack Holdings, Inc.(b)	112,907
1,700	Deckers Outdoor Corp.(b)	237,643
420,000	Del Monte Foods Co.	4,342,800
3,806	dELiA*s, Inc.(b)	12,826
7,050	Delphi Financial Group - Class A	273,188
2,110	Delta Financial Corp.	10,423
10,300	Delta Petroleum Corp.(b)	192,610
2,100	Deltic Timber Corp.	117,432
4,600	Deluxe Corp.	185,564
13,588	Dendreon Corp.(b)	101,502
4,283	Depomed, Inc.(b)	8,952
12,000	DeVry, Inc.	656,280
4,800	DexCom, Inc.(b)	44,640
7,900	DG FastChannel, Inc.(b)	194,261
1,600	Diamond Foods, Inc.	34,944
2,550	Diamond Management & Technology Consultants, Inc.	27,234
7,900	DiamondRock Hospitality Co.	151,364
12,600	Digi International, Inc.(b)	202,104
200	Digital Angel Corp.(b)	270
6,703	Digital Realty Trust, Inc.	294,865
115,543	Digital River, Inc.(b)	6,130,712
5,600	Dime Community Bancshares	80,584
3,800	Diodes, Inc.(b)	125,628
1,100	Dionex Corp.(b)	96,800
2,400	Discovery Laboratories, Inc.(b)	5,976
7,800	Ditech Networks, Inc.(b)	38,766
2,723	Dixie Group, Inc.(b)	26,685
5,086	DJO, Inc.(b)	254,046
25,553	Dobson Communications Corp. - Class A(b)	330,656
4,643	Dollar Thrifty Automotive Group(b)	160,184
4,700	Domino’s Pizza, Inc.	72,568
3,272	Donegal Group, Inc. - Class A	56,180
9,638	Dot Hill Systems Corp.(b)	29,010

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
2,100	Dover Downs Gaming & Entertainment, Inc.	$22,953
2,200	Dover Motorsports, Inc.	14,168
12,400	Dress Barn, Inc.(b)	203,236
4,500	Drew Industries, Inc.(b)	178,110
8,200	Dril-Quip, Inc.(b)	437,306
3,700	DRS Technologies, Inc.	212,528
18,300	Drugstore.Com(b)	67,527
14,000	DSP Group, Inc.(b)	221,060
1,400	DSW, Inc. - Class A(b)	31,500
6,348	DTS, Inc.(b)	180,474
5,100	Ducommun, Inc.(b)	202,623
9,100	Durect Corp.(b)	52,962
6,900	Dyax Corp.(b)	29,739
8,330	Dycom Industries, Inc.(b)	235,322
2,500	Dynamex, Inc.(b)	74,200
1,700	Dynamic Materials Corp.	93,534
42,100	Dynegy, Inc.(b)	387,741
7,800	Eagle Materials, Inc.	308,178
19,172	Earthlink, Inc.(b)	151,651
50,000	East West Bancorp, Inc.	1,687,000
4,200	EastGroup Properties, Inc.	200,256
9,206	Echelon Corp.(b)	202,992
3,201	Eclipsys Corp.(b)	72,215
14,100	Edge Petroleum Corp.(b)	128,028
3,900	EDO Corp.	226,200
14,100	Education Realty Trust, Inc.	182,454
6,000	El Paso Electric Co.(b)	146,100
6,338	Electro Rent Corp.	91,647
6,100	Electro Scientific Industries, Inc.(b)	133,102
7,255	Electronics For Imaging(b)	165,414
6,696	Elizabeth Arden, Inc.(b)	166,730
11,400	EMCOR Group, Inc.(b)	392,502
11,472	Emcore Corp.(b)	123,783
900	Emeritus Corp.(b)	29,700
800	Emisphere Technologies, Inc.(b)	3,224
3,900	Emmis Communications Corp - Class A	20,241
5,000	Empire District Electric Co. (The)	120,250
7,600	EMS Technologies, Inc.(b)	213,104
9,900	Emulex Corp.(b)	214,434
107,400	Encore Acquisition Co.(b)	3,941,580
4,538	Encore Capital Group, Inc.(b)	51,779
11,587	Encore Wire Corp.	243,327
14,300	Endeavor International Corp.(b)	18,018
4,563	Energy Conversion Devices, Inc.(b)	124,524
3,954	Energy Partners Ltd.(b)	60,694
1,560	EnergySouth, Inc.	87,672
7,600	EnerSys(b)	137,712
4,500	ENGlobal Corp.(b)	62,460
3,100	Ennis, Inc.	63,364
3,501	EnPro Industries, Inc.(b)	143,576
120,629	Entegris, Inc.(b)	1,101,343
2,500	Entercom Communications Corp. - Class A	46,375
14,800	Entertainment Distribution Co., Inc.(b)	15,984
5,000	Entertainment Properties Trust	274,350
6,200	Entravision Communications Corp. - Class A(b)	56,420
12,700	Entrust, Inc.(b)	26,035
4,300	Enzo Biochem, Inc.(b)	52,073
4,900	Enzon Pharmaceuticals, Inc.(b)	46,697
7,558	Epicor Software Corp.(b)	88,277
14,895	EPIQ Systems, Inc.(b)	288,814
1,466	EPIX Pharmaceuticals, Inc.(b)	5,835
1,450	Equifax, Inc.	55,825
700	Equinix, Inc.(b)	81,662
3,800	Equity Lifestyle Properties, Inc.	190,912
10,500	Equity One, Inc.	274,890
7,200	eResearch Technology, Inc.(b)	79,920
4,229	ESCO Technologies, Inc.(b)	175,038
6,900	eSpeed, Inc. - Class A(b)	70,104
4,429	Esterline Technologies Corp.(b)	242,621
6,100	Ethan Allen Interiors, Inc.	188,246
182,500	Euronet Worldwide, Inc.(b)	5,845,475
171,277	ev3, Inc.(b)	2,514,346
10,701	Evergreen Energy, Inc.(b)	50,402
16,000	Evergreen Solar, Inc.(b)	184,960
24,000	Exar Corp.(b)	291,840
1,600	Excel Technology, Inc.(b)	45,024
5,800	EXCO Resources, Inc.(b)	97,904
14,780	Exelixis, Inc.(b)	162,580
5,200	Exponent, Inc.(b)	157,092
7,300	ExpressJet Holdings, Inc.(b)	24,236
11,537	Exterran Holdings, Inc.(b)	971,415
8,100	Extra Space Storage, Inc.	127,332
28,300	Extreme Networks(b)	123,954
8,400	Factset Research System, Inc.	592,368
2,100	Fairpoint Communications, Inc	38,829
5,800	FalconStor Software, Inc.(b)	81,374
8,006	Farmer Bros. Co.	199,269
3,300	FARO Technologies, Inc.(b)	94,908
2,595	FBL Financial Group, Inc. - Class A	105,046
4,392	Federal Agricultural Mortgage Corp. - Class C	128,905
6,600	Federal Signal Corp.	88,374
4,400	FEI Co.(b)	127,644
9,900	FelCor Lodging Trust, Inc.	207,306
3,400	Ferro Corp.	70,448
5,300	FiberTower Corp.(b)	16,748
4,586	Financial Federal Corp.	123,914
30,500	Finisar Corp.(b)	70,760
7,300	Finish Line - Class A	27,375
10,276	First Acceptance Corp.(b)	44,392

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
110,000	First Advantage Corp. - Class A(b)	$2,019,600
2,100	First Bancorp	37,989
2,700	First Busey Corp.	55,971
11,286	First Cash Financial Services, Inc.(b)	221,883
5,600	First Charter Corp.	169,680
8,000	First Commonwealth Financial Corp.	91,920
3,070	First Community Bancorp, Inc.	149,509
2,460	First Community Bancshares, Inc.	84,476
5,100	First Consulting Group, Inc.(b)	64,719
7,100	First Financial Bancorp	83,425
1,200	First Financial Bankshares, Inc.	46,836
1,600	First Financial Corp.	49,072
924	First Financial Holdings, Inc.	26,685
3,498	First Indiana Corp.	111,236
4,300	First Industrial Realty Trust, Inc.	175,225
3,192	First Merchants Corp.	70,384
95,000	First Mercury Finanacial Corp.(b)	2,104,250
72,570	First Midwest Bancorp, Inc.	2,444,158
12,400	First Niagara Financial Group, Inc.	163,680
2,958	First Place Financial Corp.	49,369
2,600	First Potomac Realty Trust	54,340
2,300	First Regional Bancorp(b)	54,050
2,286	First State Bancorp	38,793
3,100	FirstFed Financial Corp.(b)	132,618
7,600	FirstMerit Corp.	161,120
4,300	Fisher Communications, Inc.(b)	207,561
5,500	Five Star Quality Care, Inc.(b)	50,325
3,800	Flagstar Bancorp, Inc.	30,742
6,300	Flanders Corp.(b)	30,933
9,800	Fleetwood Enterprises, Inc.(b)	88,200
1,800	Flir Systems, Inc.(b)	124,902
2,800	Flotek Industries, Inc.(b)	142,240
6,200	Flow International Corp.(b)	52,142
10,800	Flowers Foods, Inc.	236,952
10,571	Flushing Financial Corp.	179,707
7,600	FNB Corp.	126,312
3,389	Forest Oil Corp.(b)	164,672
7,362	Formfactor, Inc.(b)	287,928
4,500	Forrester Research, Inc.(b)	106,740
99,200	Forward Air Corp.	3,236,896
8,700	Fossil, Inc.(b)	326,772
26,400	Foundry Networks, Inc.(b)	558,096
2,197	FPIC Insurance Group, Inc.(b)	91,791
4,600	Franklin Bank Corp.(b)	35,558
2,800	Franklin Electric Co., Inc.	121,996
3,700	Fred’s, Inc.	39,220
1,000	Freightcar America, Inc.	43,200
7,587	Frontier Airlines Holdings, Inc.(b)	53,488
39,600	Frontier Financial Corp.	878,724
6,241	FTI Consulting, Inc.(b)	338,886
300	Fuel Systems Solutions, Inc.(b)	5,643
9,000	FuelCell Energy, Inc.(b)	90,540
6,770	Furmanite Corp.(b)	84,016
6,800	Furniture Brands International, Inc.	81,940
6,000	FX Energy, Inc.(b)	42,300
52,510	G&K Services, Inc. - Class A	2,128,755
900	GAMCO Investors, Inc. Class A	55,719
7,700	Gardner Denver, Inc.(b)	278,201
5,000	Gaylord Entertainment Co.(b)	272,400
1,930	GB&T Bancshares, Inc.	18,644
6,100	Gehl Co.(b)	116,693
42,400	Gemstar-TV Guide International, Inc.(b)	292,136
500	GenCorp, Inc.(b)	5,890
7,800	General Cable Corp.(b)	561,522
11,363	General Communication, Inc. - Class A(b)	133,288
9,100	General Moly, Inc.(b)	87,451
3,800	Genesco, Inc.(b)	175,560
7,500	Genesee & Wyoming, Inc. - Class A(b)	219,900
18,500	Genesis Microchip, Inc.(b)	136,530
3,000	Genlyte Group, Inc.(b)	195,300
3,900	Genomic Health, Inc.(b)	99,957
20,000	Gen-Probe, Inc.(b)	1,400,400
1,800	GenTek, Inc.(b)	61,200
175,000	Gentex Corp.	3,636,500
13,824	Gentiva Health Services, Inc.(b)	262,380
6,000	Geo Group, Inc. (The)(b)	189,780
6,300	GeoEye, Inc.(b)	197,253
11,455	Gerber Scientific, Inc.(b)	126,578
12,391	Geron Corp.(b)	94,667
2,300	Gevity HR, Inc.	22,954
14,800	Gibraltar Industries, Inc.	266,696
2,300	G-III Apparel Group, Ltd.(b)	37,421
58,000	Glacier Bancorp, Inc.	1,179,720
8,600	Glatfelter	138,202
4,900	Glimcher Realty Trust	108,780
2,700	GMH Communities Trust	19,926
4,900	GMX Resources, Inc.(b)	188,699
27,600	Golden Star Resources Ltd.(b)	100,215
900	Goodman Global, Inc.(b)	22,185
2,100	Goodrich Petroleum Corp.(b)	69,741
2,075	Gorman-Rupp Co. (The)	80,344
17,000	GrafTech International Ltd.(b)	321,300
5,600	Granite Construction, Inc.	239,792
26,500	Graphic Packaging Corp.(b)	130,380
7,600	Gray Television, Inc.	71,896
6,500	Great Atlantic & Pacific Tea Co.(b)	210,405
1,800	Great Southern Bancorp, Inc.	42,120
15,220	Great Wolf Resorts, Inc.(b)	198,773
5,500	Greatbatch, Inc.(b)	136,730
1,400	Green Bankshares, Inc.	44,870

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
4,698	Green Mountain Coffee Roasters, Inc.(b)	$175,235
8,000	Greenbrier Cos., Inc.	213,680
12,848	Greenfield Online, Inc(b)	196,060
1,900	Greenhill & Co., Inc.	140,562
2,200	Greif, Inc. - Class A	139,920
29,554	Grey Wolf, Inc.(b)	166,389
6,529	Griffon Corp.(b)	100,742
5,300	Group 1 Automotive, Inc.	164,565
5,100	GSI Commerce, Inc.(b)	145,299
14,600	Guess?, Inc.	750,294
7,046	Gulf Island Fabrication, Inc	246,046
4,349	Gulfmark Offshore, Inc.(b)	202,576
6,232	Gulfport Energy Corp.(b)	137,976
7,058	Gymboree Corp(b)	240,184
4,700	Haemonetics Corp.(b)	241,533
82,088	Hain Celestial Group, Inc.(b)	2,878,005
4,200	Hallmark Financial Services(b)	70,350
10,200	Halozyme Therapeutics, Inc.(b)	93,636
4,278	Hancock Holding Co.	162,692
4,768	Hanmi Financial Corp	52,543
5,700	Hardinge, Inc.	184,281
5,223	Harleysville Group, Inc.	162,801
4,971	Harleysville National Corp.	74,913
12,972	Harmonic, Inc.(b)	159,815
11,100	Harris Interactive, Inc.(b)	51,171
4,661	Harris Stratex Networks, Inc. - Class A(b)	89,118
220,000	Harte-Hanks, Inc.	3,878,600
18,200	Hartmarx Corp.(b)	93,730
18,698	Harvest Natural Resources, Inc.(b)	257,284
2,000	Haverty Furniture Cos., Inc.	17,000
6,230	Hawaiian Electric Industries, Inc.	144,536
100	Haynes International, Inc.(b)	8,752
10,800	HB Fuller Co.	317,844
5,800	Headwaters, Inc.(b)	83,230
125,000	Healthcare Realty Trust	3,305,000
4,050	Healthcare Services Group	88,938
4,800	HealthExtras, Inc.(b)	139,872
8,800	HealthTronics, Inc.(b)	41,888
63,400	Healthways, Inc.(b)	3,848,380
16,533	Heartland Express, Inc.	230,470
3,200	Heartland Payment Systems, Inc.	96,000
20,100	Hecla Mining Co.(b)	193,362
1,600	Heico Corp.	87,104
63,300	Heico Corp. - Class A	2,742,789
2,400	Heidrick & Struggles International, Inc.	103,728
50,000	Helix Energy Solutions Group, Inc.(b)	2,312,500
99	Hercules Technology Growth Capital, Inc.	1,270
10,500	Hercules, Inc.	197,505
2,800	Heritage Commerce Corp.	51,912
2,900	Hersha Hospitality Trust	31,349
2,900	Hexcel Corp.(b)	72,587
3,150	Hibbett Sports, Inc.(b)	74,308
4,600	Highwoods Properties, Inc.	165,416
6,600	Hilb, Rogal & Hobbs Co.	290,862
2,900	Hill International, Inc.(b)	29,725
1,850	Hi-Tech Pharmacal Co., Inc.(b)	19,518
2,400	Hittite Microwave Corp.(b)	120,600
4,000	HMS Holdings Corp.(b)	113,880
7,840	Hologic, Inc.(b)	532,571
1,100	Home Bancshares, Inc. Conway AR	23,452
1,950	Home Federal Bancorp, Inc.	26,949
2,500	Home Properties, Inc.	128,550
11,700	Home Solutions of America, Inc.(b)	29,601
400	Hooker Furniture Corp.	8,616
3,200	Horace Mann Educators Corp	66,208
2,125	Horizon Financial Corp.	36,848
7,076	Horizon Offshore, Inc.(b)	113,924
3,800	Hornbeck Offshore Services, Inc.(b)	148,580
10,500	Hot Topic, Inc.(b)	80,430
8,950	HUB Group, Inc. - Class A(b)	227,062
5,000	Hudson Highland Group, Inc.(b)	57,400
1,900	Hughes Communications, Inc.(b)	113,221
5,000	Human Genome Sciences, Inc.(b)	47,300
1,200	Hurco Cos., Inc.(b)	68,520
1,500	Huron Consulting Group, Inc.(b)	104,820
12,900	Hutchinson Technology, Inc.(b)	306,117
26,200	Hypercom Corp.(b)	141,742
4,944	Ibasis, Inc.	39,058
1,500	IBERIABANK Corp.	74,355
200	ICO, Inc.(b)	2,896
8,198	Iconix Brand Group, Inc.(b)	187,324
3,400	ICU Medical, Inc.(b)	136,340
3,100	Idacorp, Inc.	108,159
600	Idera Pharmaceuticals, Inc.(b)	6,900
50,000	IDEX Corp.	1,771,000
1,400	IDT Corp.	11,340
9,500	IDT Corp. - Class B	76,285
4,600	I-Flow Corp.(b)	83,858
19,100	iGate Corp.(b)	167,507
3,100	Ihop Corp.	196,323
5,000	IHS, Inc. - Class A(b)	315,250
3,997	II-VI, Inc.(b)	138,856
10,311	IKON Office Solutions, Inc.	136,105
6,803	Illumina, Inc.(b)	381,988
5,200	Imation Corp.	115,856
3,800	Immersion Corp.(b)	61,522

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
4,600	Immucor, Inc.(b)	$148,350
3,678	Immunogen, Inc.(b)	17,802
400	Imperial Sugar Co.	10,316
8,264	Incyte Corp.(b)	71,566
52,700	Independent Bank Corp./MA	1,558,866
3,098	Independent Bank Corp./MI	32,715
9,600	Indevus Pharmaceuticals, Inc.(b)	73,920
3,520	Infinity Property & Casuality Corp	141,574
14,400	Informatica Corp.(b)	245,952
4,800	Infospace, Inc.	92,784
4,730	infoUSA, Inc.	49,760
1,712	Ingles Markets, Inc. - Class A	47,508
5,400	Inland Real Estate Corp.	80,460
3,400	Innovative Solutions & Support, Inc.(b)	73,508
8,667	Insight Enterprises, Inc.(b)	239,556
7,419	Insituform Technologies, Inc. - Class A(b)	104,311
10,355	Inspire Pharmaceuticals, Inc.(b)	64,615
9,000	Insteel Industries, Inc.	104,400
2,517	Integra Bank Corp.	43,368
49,959	Integra LifeScience Holdings Corp.(b)	2,421,513
1,786	Integral Systems, Inc.	40,042
5,484	Integrated Electrical Services, Inc.(b)	127,832
10,300	Integrated Silicon Solutions, Inc.(b)	68,289
3,964	Integrys Energy Group, Inc.	213,303
3,169	Inter Parfums, Inc.	75,549
2,100	Interactive Intelligence, Inc.(b)	54,705
8,502	InterDigital, Inc.(b)	182,708
8,490	Interface, Inc. - Class A	162,414
5,000	Interline Brands, Inc.(b)	119,450
7,500	Intermec, Inc.(b)	190,650
6,500	InterMune, Inc.(b)	129,480
5,000	Internap Network Services Corp.(b)	83,300
5,940	International Bancshares Corp.	129,848
900	International Royalty Corp.	5,945
3,400	International Securities Exchange Holdings, Inc.	227,970
19,100	Internet Capital Group, Inc.(b)	245,244
5,100	Interstate Hotels & Resorts, Inc.(b)	25,194
1,500	Intervest Bancshares Corp.	31,335
13,944	InterVoice, Inc.(b)	136,651
9,600	Interwoven, Inc.(b)	136,224
4,500	Intevac, Inc.(b)	79,065
1,449	Introgen Therapeutics, Inc.(b)	5,492
4,200	Invacare Corp.	113,652
3,800	inVentiv Health, Inc.(b)	160,474
8,881	Inverness Medical Innovations, Inc.(b)	533,659
8,100	Investment Technology Group, Inc.(b)	339,390
5,600	INVESTools, Inc.(b)	81,704
5,428	Investors Bancorp, Inc.(b)	81,420
19,800	Iomega Corp.(b)	77,814
21,563	ION Geophysical Corp.(b)	326,679
2,100	Iowa Telecommunications Services, Inc.	41,412
3,100	IRIS International, Inc.(b)	57,040
3,500	iRobot Corp.(b)	63,315
3,600	Irwin Financial Corp.	34,704
10,035	Isis Pharmaceuticals, Inc.(b)	176,817
5,400	Isle of Capri Casinos, Inc.(b)	109,350
2,700	ITC Holdings Corp.	154,548
1,902	Itron, Inc.(b)	204,446
5,800	Ixia(b)	60,668
16,032	IXYS Corp.(b)	169,138
2,600	J & J Snack Foods Corp.	92,612
6,000	j2 Global Communications, Inc.(b)	202,140
142,428	Jack Henry & Associates, Inc.	4,161,746
14,086	Jack in the Box, Inc.(b)	441,878
3,900	Jackson Hewitt Tax Service, Inc.	121,875
5,793	Jakks Pacific, Inc.(b)	153,514
1,095	Jarden Corp.(b)	38,894
8,000	Javelin Pharmaceuticals, Inc.(b)	42,320
14,800	JDA Software Group, Inc.(b)	369,408
10,100	JetBlue Airways Corp.(b)	92,213
5,100	Jo-Ann Stores, Inc.(b)	98,277
200	John B. Sanfilippo & SON(b)	1,710
3,125	Jos. A. Bank Clothiers, Inc.(b)	91,281
17,800	Jupitermedia Corp.(b)	94,518
2,300	Kadant, Inc.(b)	74,681
1,900	Kaiser Aluminum Corp.	143,982
4,647	Kaman Corp.	175,238
7,100	Kansas City Southern.(b)	274,699
50,000	Kaydon Corp.	2,689,500
400	Kearny Financial Corp.	5,300
2,300	Keithley Instruments, Inc.	23,092
2,500	Kelly Services, Inc. - Class A	52,575
19,377	Kemet Corp.(b)	136,995
2,700	Kendle International, Inc.(b)	108,891
3,000	Kenexa Corp.(b)	87,960
4,200	Kennametal, Inc.	383,082
2,300	Kenneth Cole Productions, Inc. - Class A	42,941
1,749	Kensey Nash Corp.(b)	47,853
4,061	Keryx Biopharmaceuticals, Inc.(b)	41,828
4,600	Keynote Systems, Inc.(b)	67,574
1,200	K-Fed Bancorp	15,384
9,125	Kforce, Inc.(b)	109,865
3,200	Kimball International, Inc. - Class B	42,656
5,900	Kindred Healthcare, Inc.(b)	125,316

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
7,700	Kirby Corp.(b)	$351,736
5,100	Kite Realty Group Trust	92,412
4,600	KNBT Bancorp, Inc.	78,844
20,300	Knight Capital Group, Inc. - Class A(b)	272,223
9,450	Knight Transportation, Inc.	150,916
3,500	Knoll, Inc.	66,465
6,000	Knot, Inc. (The)(b)	116,340
15,658	Kopin Corp.(b)	62,319
6,300	Korn/Ferry International(b)	120,708
9,724	Kosan Biosciences, Inc.(b)	49,495
36,600	Kratos Defense & Security Solutions, Inc.(b)	99,186
11,800	Krispy Kreme Doughnuts, Inc.(b)	37,760
4,100	Kronos Worldwide, Inc.	76,998
9,437	Kulicke & Soffa Industries, Inc.(b)	71,438
4,200	KV Pharmaceutical Co. - Class A(b)	131,628
50,200	Kyphon, Inc.(b)	3,558,176
10,076	L-1 Indentity Solutions, Inc.(b)	187,111
6,100	Labor Ready, Inc.(b)	107,238
10,700	Laclede Group, Inc. (The)	372,253
2,233	Ladish Co., Inc.(b)	102,472
200	Lakeland Financial Corp.	4,182
3,100	Lamson & Sessions Co. (The)(b)	84,444
64,600	Lancaster Colony Corp	2,594,982
91,129	Lance, Inc.	1,930,112
1,500	LandAmerica Financial Group, Inc.	41,685
1,300	Landauer, Inc.	64,051
4,874	Landec Corp.(b)	72,428
700	Landry’s Restaurants, Inc.	20,104
5,600	LaSalle Hotel Properties	231,392
26,276	Lattice Semiconductor Corp(b)	109,834
29,300	Lawson Software, Inc.(b)	330,797
3,270	Layne Christensen Co.(b)	186,194
10,000	La-Z-Boy, Inc.	78,900
2,543	LCA-Vision, Inc.	43,409
6,400	Lear Corp.(b)	227,392
3,653	Learning Tree International, Inc.(b)	80,476
4,600	LECG Corp.(b)	80,546
2,800	Lennox International, Inc.	99,960
22,450	Level 3 Communications, Inc.(b)	68,024
14,300	Lexicon Pharmaceuticals, Inc.(b)	51,623
8,000	Lexington Realty Trust	158,320
299	Life Partners Holdings, Inc.	10,911
3,600	Life Time Fitness, Inc.(b)	218,304
4,800	Lifecell Corp.(b)	211,488
1,624	Lifetime Brands, Inc.	26,049
1,700	Lifeway Foods, Inc.(b)	26,435
5,430	Lin TV Corp. - Class A(b)	79,115
12,664	Lincoln Educational Services Corp.(b)	185,274
5,357	Lincoln Electric Holdings, Inc.	387,043
1,658	Lindsay Corp.	81,574
9,844	Lionbridge Technologies(b)	45,775
500	Lithia Motors, Inc. - Class A	8,490
3,900	Littelfuse, Inc.(b)	124,137
10,400	Live Nation, Inc.(b)	212,576
9,100	LKQ Corp.(b)	350,896
5,500	LMI Aerospace, Inc.(b)	147,455
2,889	Lodgenet Entertainment Corp(b)	62,316
12,200	Lodgian, Inc.(b)	148,474
2,500	LoJack Corp.(b)	43,925
6,900	Longs Drug Stores Corp.	362,319
4,124	Loral Space & Communications, Inc.(b)	166,527
14,100	Louisiana-Pacific Corp.	232,086
2,300	LSB Industries, Inc.(b)	62,146
10,598	LSI Industries, Inc.	200,302
12,900	LTX Corp.(b)	42,699
12,972	Luby’s, Inc(b)	143,341
2,000	Lufkin Industries, Inc.	118,920
154,995	Luminex Corp.(b)	2,470,620
4,000	M&F Worldwide Corp.(b)	209,880
1,200	M/I Homes, Inc.	19,920
2,420	Macatawa Bank Corp.	26,959
8,533	Macrovision Corp.(b)	204,792
6,700	Magellan Health Services, Inc.(b)	282,070
5,840	Magma Design Automation, Inc.(b)	86,958
3,400	Maguire Properties, Inc.	92,650
2,600	Maidenform Brands, Inc.(b)	38,610
9,256	MainSource Financial Group, Inc.	155,593
3,400	Manhattan Associates, Inc.(b)	102,544
3,100	Mannatech, Inc.	24,645
2,700	MannKind Corp.(b)	24,651
2,400	Mantech International Corp - Class A(b)	95,424
5,529	Marchex, Inc. - Class B	62,422
1,900	Marcus Corp.	36,556
2,300	Marine Products Corp.	18,837
3,400	MarineMax, Inc.(b)	48,416
10,300	Mariner Energy, Inc.(b)	257,500
5,700	MarketAxess Holdings, Inc.(b)	89,319
1,435	Markwest Hydrocarbon, Inc.	86,789
2,545	Marlin Business Services Corp.(b)	32,271
6,000	Martek Biosciences Corp.(b)	183,300
10,800	Marten Transport Ltd.(b)	153,576
4,400	Marvel Entertainment, Inc.(b)	108,856
7,300	Massey Energy Co.	231,264
10,400	Mastec, Inc.(b)	164,216
3,200	Material Sciences Corp.(b)	28,032

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
10,600	Matria Healthcare, Inc.(b)	$272,208
4,100	Matrix Service Co.(b)	120,909
79,893	Matthews International. Corp. - Class A.	3,640,724
25,715	Mattson Technology, Inc.(b)	223,206
4,000	Maui Land & Pineapple Co., Inc.(b)	117,800
3,400	MAXIMUS, Inc.	162,928
3,100	Maxwell Technologies, Inc.(b)	31,062
7,289	Maxygen, Inc.(b)	55,178
5,386	MB Financial, Inc.	179,569
2,056	MBT Financial Corp.	21,012
2,857	McCormick & Schmick's Seafood Restaurants, Inc.(b)	48,512
8,000	MCG Capital Corp.	112,080
4,100	Mcgrath Rentcorp	140,548
2,400	McMoRan Exploration Co.(b)	29,232
18,096	Medarex, Inc.(b)	216,247
10,532	Medcath Corp.(b)	292,052
2,700	Media General, Inc. Class A	75,546
8,687	Mediacom Communications Corp. - Class A(b)	49,950
3,600	Medical Action Industries, Inc.(b)	74,016
2,700	Medicines Co. (The)(b)	51,705
3,400	Medicis Pharmaceutical Corp. - Class A.	100,946
1,400	Medis Technologies Ltd.(b)	19,572
3,800	Men's Wearhouse, Inc.	160,588
6,200	Mentor Corp.	263,934
15,900	Mentor Graphics Corp.(b)	254,718
6,751	Meridian Bioscience, Inc.	223,391
44,200	Meridian Resource Corp.(b)	111,826
13,500	Merit Medical Systems, Inc.(b)	176,175
939	Merrill Lynch & Co., Inc.	61,993
6,700	Mesa Air Group, Inc.(b)	31,155
4,300	Metal Management, Inc.	226,051
1,600	Metalico, Inc.(b)	18,160
5,414	Methode Electronics, Inc.	67,892
2,200	MGE Energy, Inc.	73,700
4,900	MGI Pharma, Inc.(b)	159,642
300	MGP Ingredients, Inc.	2,862
2,200	Michael Baker Corp.(b)	116,138
5,950	Micrel, Inc.	53,848
4,700	Micros Systems, Inc.(b)	337,554
9,206	Microsemi Corp.(b)	244,972
100	MicroStrategy, Inc. - Class A(b)	9,833
19,200	Microtune, Inc.(b)	115,776
1,500	Microvision, Inc.(b)	6,945
2,200	Micrus Endovascular Corp.(b)	43,230
1,800	Mid-America Apartment Communities, Inc.	93,600
1,900	Midas, Inc.(b)	30,343
1,000	Middleby Corp.(b)	65,170
2,100	Middlesex Water Co.	39,417
13,000	Midway Games, Inc.(b)	40,430
3,580	Midwest Banc Holdings, Inc.	47,614
2,200	Miller Industries, Inc.(b)	31,922
4,600	Mine Safety Appliances Co.	210,634
2,200	Minerals Technologies, Inc.	154,484
1,900	Minrad International, Inc.(b)	8,341
221,561	MIPS Technologies, Inc.(b)	1,750,332
1,600	Mission West Properties	19,184
10,081	MKS Instruments, Inc.(b)	202,426
7,400	Mobile Mini, Inc.(b)	132,682
3,800	Modine Manufacturing Co.	88,388
480	Moldflow Corp.(b)	7,315
4,400	Molina Healthcare, Inc.(b)	167,684
5,500	Monaco Coach Corp.	63,800
2,700	Monarch Casino & Resort, Inc.(b)	82,593
3,200	MoneyGram International, Inc.	51,040
400	Monmouth REIT	3,308
2,020	Monogram Biosciences, Inc.(b)	3,070
4,411	Monolithic Power Systems, Inc.(b)	96,733
10,746	Monro Muffler, Inc.	244,794
5,600	Moog, Inc. - Class A.(b)	258,440
2,000	Morgans Hotel Group Co.(b)	45,520
1,300	Morningstar, Inc.(b)	96,746
3,600	Morton’s Restaurant Group, Inc.(b)	49,896
8,500	MoSys, Inc.(b)	53,380
3,218	Movado Group, Inc.	96,830
26,800	Move, Inc.(b)	68,072
677	Movie Gallery, Inc.(b)	65
19,900	MPS Group, Inc.(b)	242,979
22,304	MRV Communications, Inc.(b)	63,343
7,500	MTC Technologies, Inc.(b)	137,175
5,300	MTR Gaming Group, Inc.(b)	46,163
2,900	MTS Systems Corp.	129,021
3,300	Mueller Industries, Inc.	118,668
5,453	Mueller Water Products, Inc. - Class B	57,693
12,993	Multimedia Games, Inc.(b)	114,598
4,300	MWI Veterinary Supply, Inc.(b)	179,525
6,700	Myers Industries, Inc.	141,973
6,700	Myriad Genetics, Inc.(b)	370,912
9,600	Nabi Biopharmaceuticals(b)	37,056
785	NACCO Industries, Inc. - Class A.	81,318
3,500	Nanometrics, Inc.(b)	38,500
1,900	Nash Finch Co.	71,155
4,211	Nastech Pharmaceutical Co., Inc.(b)	57,396
2,700	NATCO Group, Inc. - Class A(b)	143,937
9,120	National Beverage Corp.	75,787
9,554	National City Corp.	231,684
34,400	National Financial Partners Corp.	1,880,648
1,600	National Healthcare Corp.	79,680

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
75,000	National Instruments Corp.	$2,433,000
3,500	National Interstate Corp.	112,000
5,648	National Penn Bancshares, Inc	95,225
8,072	National Retail Properties, Inc.	204,625
6,000	Natural Gas Services Group, Inc.(b)	111,180
1,200	Natus Medical, Inc.(b)	21,720
3,500	Nautilus, Inc.	22,505
8,500	Navigant Consulting, Inc.(b)	112,030
70,824	Navigators Group, Inc.(b)	4,270,687
6,900	Navistar International Corp.(b)	434,700
6,000	NBT Bancorp, Inc.	148,020
8,800	NBTY, Inc.(b)	313,280
4,300	NCI Building Systems, Inc.(b)	168,474
800	NCI, Inc.(b)	15,312
3,267	Neogen Corp.(b)	86,968
100	Neon Communications Group, Inc.(b)	515
2,400	Neopharm, Inc.(b)	2,712
5,229	Netgear, Inc.(b)	184,793
3,400	Netlogic Microsystems, Inc.(b)	112,880
16,000	Netscout Systems, Inc.(b)	247,360
9,600	Network Equipment Technologies, Inc.(b)	143,040
9,600	Neurogen Corp.(b)	37,824
50,000	NeuStar, Inc.(b)	1,710,000
4,800	New Jersey Resources Corp.	236,400
1,896	New York Community Bancorp, Inc.	35,285
8,600	NewAlliance Bancshares, Inc.	120,314
3,800	NewMarket Corp.	204,288
18,777	Newpark Resources, Inc.(b)	117,732
8,760	Newport Corp.(b)	119,749
11,402	NexCen Brands, Inc.(b)	70,008
10,733	Nic Inc.	78,136
11,800	NIC, Inc.	85,904
2,800	Nicor, Inc.	121,156
24,100	NL Industries	266,546
2,440	NN, Inc.	26,035
1,800	Noble International Ltd.	33,606
6,600	Nordson Corp.	353,100
3,300	North Pittsburgh Systems, Inc.	80,124
9,052	Northwest Bancorp, Inc.	266,581
2,700	Northwest Natural Gas Co.	130,059
900	Northwest Pipe Co.(b)	33,228
165	NorthWestern Corp.	4,551
7,300	Novatel Wireless, Inc.(b)	189,800
30,700	Novavax, Inc.(b)	128,940
3,639	Noven Pharmaceuticals, Inc.(b)	56,259
5,006	NPS Pharmaceuticals, Inc.(b)	22,827
6,500	Nu Skin Enterprises, Inc. - Class A	112,255
26,829	Nuance Communications, Inc.(b)	593,189
5,500	Nuco2, Inc.(b)	141,845
6,050	Nutri/System, Inc.(b)	182,105
78,850	NuVasive, Inc.(b)	3,373,992
1,146	Nuvelo, Inc.(b)	2,189
4,900	NxStage Medical, Inc.(b)	72,275
12,300	Oakley, Inc.(b)	359,775
2,800	Oceaneering International, Inc.(b)	216,356
2,207	OceanFirst Financial Corp.	35,378
3,900	O'Charleys, Inc.	62,517
14,700	Ocwen Financial Corp.(b)	109,662
8,000	Odyssey HealthCare, Inc.(b)	82,000
4,100	Odyssey Marine Exploration, Inc.(b)	28,741
9,500	Odyssey Re Holdings Corp.	353,210
7,100	Oil States International, Inc.(b)	306,649
6,400	Old Dominion Freight Line(b)	144,576
8,900	Old National Bancorp	148,719
2,500	Old Second Bancorp, Inc.	70,875
8,800	Olin Corp.	200,464
1,000	Olympic Steel, Inc.	26,030
3,800	OM Group, Inc.(b)	201,324
1,870	Omega Financial Corp.	51,144
5,500	Omnicell, Inc.(b)	145,200
11,100	Omnivision Technologies, Inc.(b)	245,865
4,600	Omnova Solutions, Inc.(b)	26,082
4,600	On Assignment, Inc.(b)	38,364
34,610	ON Semiconductor Corp.(b)	353,022
900	One Liberty Properties, Inc.	18,405
5,800	Online Resources Corp.(b)	53,650
3,100	Onyx Pharmacueticals, Inc.(b)	144,801
13,916	Openwave Systems, Inc.	55,107
3,900	Opnet Technologies, Inc.(b)	47,931
7,700	Optical Communication Products, Inc.(b)	12,628
16,565	OraSure Technologies, Inc.(b)	150,245
12,400	Orbital Sciences Corp.(b)	316,572
200	Ormat Technologies, Inc.	10,786
1,800	Orthovita, Inc.(b)	6,408
3,400	OSI Pharmaceuticals, Inc.(b)	141,338
3,100	OSI Systems, Inc.(b)	77,593
3,961	Otter Tail Corp.	137,209
2,400	Overstock.com, Inc.(b)	93,912
5,400	Owens & Minor, Inc.	218,916
2,929	Oxford Industries, Inc.	75,890
800	OYO Geospace Corp.(b)	86,552
5,786	Pacific Capital Bancorp	119,944
4,700	Packeteer, Inc.(b)	40,843
4,500	PAETEC Holding Corp.(b)	60,525
8,500	Pain Therapeutics, Inc.(b)	87,210
11,344	Palm Harbor Homes, Inc.(b)	161,425
18,800	Palm, Inc.	169,576
1,994	Palomar Medical Technologies, Inc.(b)	50,428
6,900	Panacos Pharmaceuticals, Inc.(b)	17,250
90,000	Panera Bread Co. - Class A(b)	3,689,100

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
3,800	Pantry, Inc. (The)(b)	$106,476
2,400	Papa John’s International, Inc.(b)	55,920
6,500	Parallel Petroleum Corp.(b)	133,055
8,589	Parametric Technology(b)	164,050
4,500	Parexel International Corp.(b)	207,000
10,100	Park Electrochemical Corp.	316,332
2,100	Park National Corp.	166,446
16,837	Parker Drilling Co.(b)	142,104
3,500	Parkervision, Inc.(b)	52,430
5,626	Park-Ohio Holdings Corp.(b)	134,293
2,500	Parkway Properties, Inc.	107,500
7,500	Partners Trust Financial Group, Inc.	93,150
9,800	Pathmark Stores, Inc.(b)	128,380
512	Patriot Capital Funding, Inc.	6,410
13,300	PC Connection, Inc.(b)	195,510
1,400	PC Mall, Inc.(b)	24,500
4,814	PC-Tel, Inc.(b)	41,930
13,980	PDF Solutions, Inc.(b)	110,442
1,616	PDI, Inc.(b)	16,079
6,200	PDL BioPharma, Inc.(b)	131,440
900	Peapack Gladstone Financial Corp.	22,437
4,942	Peet’s Coffee & Tea, Inc.(b)	134,768
17,900	Pegasystems, Inc.	209,609
1,600	Penford Corp.	56,432
4,600	Penn Virginia Corp.	222,640
6,000	Pennsylvania Real Estate Investment Trust	228,900
15,400	Penske Auto Group, Inc.	343,112
1,400	Penwest Pharmaceuticals Co.(b)	11,606
1,500	Peoples Bancorp, Inc.	37,455
500	Peoplesupport, Inc.(b)	5,760
5,800	PEP Boys - Manny Moe & Jack	85,318
3,700	Perficient, Inc.(b)	69,745
4,681	Performance Food Group Co.(b)	126,340
6,390	Pericom Semiconductor Corp.(b)	95,467
5,700	Perini Corp.(b)	326,895
17,600	Perot Systems Corp. - Class A(b)	256,960
11,100	Perrigo Co.	263,181
2,916	Perry Ellis International, Inc.(b)	67,651
4,800	PetMed Express, Inc.(b)	69,984
14,440	PetroHawk Energy Corp.(b)	267,140
3,643	Petroleum Development Corp.(b)	165,465
23,900	Petroquest Energy, Inc.(b)	308,310
2,700	PFF Bancorp, Inc.	28,755
9,400	PharmaNet Development Group, Inc.(b)	304,560
2,159	Pharmerica Corp.(b)	34,436
5,800	Pharmion Corp.(b)	279,096
8,500	PHH Corp.(b)	190,060
6,100	PHI, Inc.(b)	211,060
60,000	Philadelphia Consolidated Holding Co.(b)	2,448,000
7,850	Phillips-Van Heusen	375,230
15,300	Phoenix Cos., Inc. (The)	210,834
5,417	Phoenix Technologies Ltd.(b)	62,025
10,072	Photronics, Inc.(b)	110,188
3,300	Pico Holdings, Inc.(b)	136,125
5,400	Piedmont Natural Gas Co.	137,862
43,700	Pier 1 Imports, Inc.(b)	222,433
3,100	Pike Electric Corp.(b)	61,070
5,300	Pilgrim’s Pride Corp.	157,410
7,400	Pinnacle Airlines Corp.(b)	117,216
8,300	Pinnacle Entertainment, Inc.(b)	242,360
2,500	Pinnacle Financial Partners, Inc.(b)	72,975
600	Piper Jaffray Cos.(b)	30,840
6,400	Plantronics, Inc.	175,040
14,000	Playboy Enterprises, Inc. - Class B(b)	156,800
10,800	Plexus Corp.(b)	278,640
43,300	Plug Power, Inc.(b)	151,117
14,200	PLX Technology, Inc.(b)	148,248
7,384	PMA Capital Corp. - Class A(b)	73,102
25,800	PMC - Sierra, Inc.(b)	232,458
4,900	PNM Resources, Inc.	122,549
3,176	Polaris Industries, Inc.	156,196
13,160	Polycom, Inc.(b)	368,217
4,322	PolyMedica Corp.	228,893
20,500	PolyOne Corp.(b)	163,795
2,900	Portfolio Recovery Associates, Inc.	130,819
793	Possis Medical, Inc.(b)	11,348
7,700	Post Properties, Inc.	315,700
5,501	Powell Industries, Inc.(b)	231,537
18,173	Power-One, Inc.(b)	103,041
21,118	Powerwave Technologies, Inc.(b)	117,416
5,917	Pozen, Inc.(b)	55,383
900	Preferred Bank Los Angeles CA	26,757
4,241	Premier Exibitions, Inc.(b)	47,033
13,100	Premiere Global Services, Inc.(b)	215,888
1,700	Pre-Paid Legal Services, Inc.(b)	101,320
5,520	Presidential Life Corp.	97,207
18,104	Presstek, Inc.(b)	131,797
2,200	Prestige Brands Holdings. Inc.(b)	23,012
3,500	Priceline.com, Inc.(b)	325,850
6,200	Pricesmart, Inc.	176,328
2,966	Princeton Review, Inc.(b)	25,775
100,000	PrivateBancorp, Inc.	2,816,000
6,000	ProAssurance Corp.(b)	330,840
3,886	Progenics Pharmaceuticals, Inc.(b)	90,000
4,900	Progress Software Corp.(b)	160,279

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
5,300	Progressive Gaming International Corp.(b)	$21,094
33,100	Prosperity Bancshares, Inc.	1,069,792
5,726	Providence Service Corp. (The)(b)	182,030
6,331	Provident Bankshares Corp.	156,186
700	Provident Financial Holdings, Inc.	14,133
8,600	Provident Financial Services, Inc.	136,224
20,617	Provident New York Bancorp	262,042
3,200	PS Business Parks, Inc.	186,560
7,132	PSS World Medical, Inc.(b)	144,066
6,200	Psychiatric Solutions, Inc.(b)	245,520
5,716	QAD, Inc.	51,444
190	QC Holdings, Inc.	2,880
1,400	Quaker Chemical Corp.	30,212
1,900	Quality Systems, Inc.	68,837
4,900	Quanex Corp.	201,831
31,262	Quanta Services, Inc.(b)	1,031,646
71,700	Quantum Corp.(b)	286,800
11,000	Quest Resource Corp.(b)	96,360
17,800	Quest Software, Inc.(b)	309,720
9,364	Quidel Corp.(b)	193,367
15,800	Quiksilver, Inc.(b)	213,300
4,300	Rackable Systems, Inc.(b)	58,738
5,400	Radiant Systems, Inc.(b)	88,128
1,700	Radiation Therapy Services, Inc.(b)	52,564
17,810	Radio One, Inc. - Class D(b)	62,157
3,200	Radisys Corp.(b)	43,040
1,600	Radyne Corp.(b)	16,480
5,000	Ralcorp Holdings, Inc.(b)	281,500
2,500	Rambus, Inc.(b)	49,475
2,400	Ramco-Gershenson Properties	68,664
1,687	Raven Industries, Inc.	72,895
2,200	RBC Bearings, Inc.(b)	88,418
3,539	RC2 Corp.(b)	105,533
6,100	RCN Corp.(b)	89,060
34,853	RealNetworks, Inc.(b)	253,033
5,976	Red Robin Gourmet Burgers, Inc.(b)	239,160
1,575	Reddy Ice Holdings, Inc.	43,612
5,000	Regal-Beloit Corp.	245,200
10,663	Regeneration Technologies, Inc.(b)	113,134
12,490	Regeneron Pharmaceuticals, Inc.(b)	274,780
112,400	Regis Corp.	3,776,640
8,700	RehabCare Group, Inc.(b)	180,438
2,396	Renaissance Learning, Inc.	33,592
10,522	Renasant Corp.	244,636
1,200	Renovis, Inc.(b)	4,236
10,524	Rent-A-Center, Inc.(b)	168,384
14,700	Rentech, Inc.(b)	31,311
9,400	Republic Airways Holdings, Inc.(b)	200,126
14,200	Res-Care, Inc.(b)	348,752
3,000	Resource America, Inc. - Class A	46,410
4,300	Resources Connection, Inc.	97,911
7,500	Restoration Hardware, Inc.(b)	22,200
8,100	Retail Ventures, Inc.(b)	70,227
9,972	Revlon, Inc. - Class A(b)	11,468
38,480	RF Micro Devices, Inc.(b)	239,346
5,500	Rigel Pharmaceuticals, Inc.(b)	57,915
189,300	RightNow Technologies, Inc.(b)	3,789,786
2,000	Rimage Corp.(b)	52,280
29,800	RLI Corp.	1,733,466
3,100	Robbins & Myers, Inc.	224,130
6,300	Rock-Tenn Co. - Class A	183,708
1,526	Rockville Financial, Inc.	22,890
9,800	Rockwood Holdings, Inc.(b)	383,082
3,300	Rofin-Sinar Technologies, Inc.(b)	259,446
2,800	Rogers Corp.(b)	137,284
5,900	Rollins, Inc.	179,183
3,500	Royal Gold, Inc.	123,690
17,550	RPC, Inc.	196,209
4,343	RTI International Metals, Inc.(b)	339,536
4,500	Ruby Tuesday, Inc.	71,865
8,800	Ruddick Corp.	299,200
4,800	Rudolph Technologies, Inc.(b)	62,544
1,800	Rural Cellular Corp. - Class A(b)	79,866
12,900	Rush Enterprises, Inc. - Class A(b)	218,655
4,300	Russ Berrie & Co., Inc.(b)	75,250
3,100	S & T Bancorp, Inc.	102,672
13,936	S1 Corp.(b)	117,341
23,500	Safeguard Scientifics, Inc.(b)	55,225
8,000	Safety Insurance Group, Inc.	287,680
5,200	Saga Communications, Inc. - Class A(b)	37,960
3,400	Saia, Inc.(b)	47,906
4,505	Salem Communications Corp. - Class A	36,040
5,304	Salix Pharmaceuticals Ltd.(b)	62,057
3,501	Sanders Morris Harris Group, Inc.	31,824
3,600	Sanderson Farms, Inc.	125,280
2,699	Sandy Spring Bancorp, Inc.	80,214
5,600	Sangamo Biosciences, Inc.(b)	106,344
6,000	Santarus, Inc.(b)	13,080
10,300	Sapient Corp.(b)	72,100
4,800	Sauer-Danfoss, Inc.	124,320
3,248	Saul Centers, Inc.	178,055
11,100	Savient Pharmaceuticals, Inc.(b)	156,288
7,700	SBA Communications Corp. - Class A(b)	274,120
2,900	Scansource, Inc.(b)	107,126
188,280	Schawk, Inc.	4,277,722

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
3,100	Schnitzer Steel Industries, Inc. - Class A	$204,817
6,500	Scholastic Corp.(b)	257,270
2,600	School Specialty, Inc.(b)	87,750
6,001	Schulman (A.), Inc.	141,684
7,776	Schweitzer-Mauduit International, Inc.	217,884
987	Sciclone Pharmaceuticals, Inc.(b)	2,102
6,100	Sciele Pharma, Inc.(b)	155,184
300	SeaBright Insurance Holdings, Inc.(b)	5,004
100	Seachange International, Inc.(b)	621
3,200	Seacoast Banking Corp. of Florida	46,880
7,616	Seattle Genetics, Inc.(b)	91,468
16,100	Secure Computing Corp.(b)	159,390
4,500	Select Comfort Corp.(b)	51,435
8,400	Selective Insurance Group	204,204
6,500	SEMCO Energy, Inc.(b)	52,780
7,400	Semitool, Inc.(b)	68,672
11,272	Semtech Corp.(b)	192,864
5,500	Senior Housing Properties Trust	123,310
2,060	Senomyx, Inc.(b)	23,814
56,300	Sensient Technologies Corp.	1,682,807
129	SeraCare Life Sciences, Inc.(b)	690
12,300	Shaw Group, Inc. (The)(b)	917,580
4,200	Shenandoah Telecommunications Co.	100,380
4,200	Shiloh Industries, Inc.	44,142
3,300	Shoe Carnival, Inc.(b)	52,734
2,370	SI International, Inc.(b)	66,858
1,800	Sierra Bancorp	48,924
3,185	Sigma Designs, Inc.(b)	187,182
1,325	Signature Bank New York NY(b)	45,249
6,400	Silgan Holdings, Inc.	349,248
11,258	Silicon Image, Inc.(b)	71,713
8,700	Silicon Laboratories, Inc.(b)	380,190
23,420	Silicon Storage Technology, Inc.(b)	77,754
2,336	Simmons First National Corp. - Class A	63,165
6,350	Simpson Manufacturing Co., Inc.	190,436
5,105	Sinclair Broadcast Group, Inc. - Class A	61,464
9,900	Sirenza Microdevices, Inc.(b)	163,746
15,400	SIRVA, Inc.(b)	6,930
20,500	Six Flags, Inc.(b)	66,420
2,600	SJW Corp.	90,818
5,100	Skechers U.S.A., Inc. - Class A(b)	125,409
1,200	Skyline Corp.	42,528
9,380	Skywest, Inc.	255,980
25,000	Skyworks Solutions, Inc.(b)	230,500
4,700	Smith & Wesson Holding Corp.(b)	56,823
2,000	Smith Micro Software, Inc.(b)	30,820
800	Somanetics Corp.(b)	15,568
1,900	Somaxon Pharmaceuticals, Inc.(b)	17,005
4,600	Sonic Automotive, Inc. - Class A	116,196
4,200	Sonic Corp.(b)	104,076
13,200	Sonic Innovations, Inc.(b)	135,696
4,900	Sonic Solutions, Inc.(b)	58,800
32,229	SonicWALL, Inc.(b)	333,248
68,200	SonoSite, Inc.(b)	2,399,958
20,756	Sonus Networks, Inc.(b)	143,216
8,800	Sotheby’s	476,696
6,142	Source Interlink Cos., Inc.(b)	19,593
6,600	SourceForge, Inc.(b)	17,490
2,500	South Jersey Industries, Inc.	93,900
2,500	Southwest Bancorp, Inc.	47,325
4,200	Southwest Gas Corp.	124,992
3,372	Southwest Water Co.	43,566
3,300	Sovran Self Storage, Inc.	156,123
6,800	Spanish Broadcasting System, Inc. - Class A(b)	17,680
4,275	Spartan Motors, Inc.	60,021
5,200	Spartan Stores, Inc.	115,596
6,300	Spartech Corp.	96,831
3,900	Spectranetics Corp.(b)	62,400
1,300	Spectrum Control, Inc.(b)	22,321
8,500	Speedway Motorsports, Inc.	308,550
13,801	Spherion Corp.(b)	120,345
3,630	SPSS, Inc.(b)	137,940
5,000	SRA International, Inc. - Class A(b)	137,300
7,100	St. Mary Land & Exploration Co.	300,756
5,100	Stage Stores, Inc.	95,676
5,384	Staktek Holdings, Inc.(b)	18,252
3,086	Stamps.com, Inc.(b)	42,834
4,900	Standard Microsystems Corp.(b)	191,100
1,100	Standard Parking Corp.(b)	47,190
4,414	Standard Register Co. (The)	56,632
2,000	Standex International Corp.	42,880
1,200	Star Scientific, Inc.(b)	1,416
2,950	State Auto Financial Corp.	81,184
1,281	State Bancorp, Inc.	20,624
4,700	Steak N Shake Co. (The)(b)	71,205
11,600	STEC, Inc.(b)	74,704
5,400	Stein Mart, Inc.	35,478
4,000	Steinway Musical Instruments	119,800
1,500	Stepan Co.	51,960
5,205	Stereotaxis, Inc.(b)	80,157
8,800	STERIS Corp.	255,552
3,000	Sterling Bancorp	44,070
124,896	Sterling Bancshares, Inc.	1,523,731

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
1,200	Sterling Construction Co., Inc.(b)	$29,832
6,389	Sterling Financial Corp./WA	143,752
3,250	Steven Madden Ltd.	72,442
615,100	Stewart Enterprises, Inc. - Class A	5,578,957
2,529	Stewart Information Services Corp.	73,341
3,100	Stifel Financial Corp.(b)	175,925
17,000	Stillwater Mining Co.(b)	189,210
4,500	Stone Energy Corp.(b)	200,610
4,200	Stratasys, Inc.(b)	109,326
6,500	Strategic Hotels & Resorts, Inc.	141,960
1,100	Strayer Education, Inc.	205,106
3,800	Sturm Ruger & Co., Inc.(b)	35,530
1,204	Suffolk Bancorp	39,768
10,800	Sulphco, Inc.(b)	68,904
2,625	Sun Bancorp, Inc.(b)	45,439
2,500	Sun Communities, Inc.	76,250
6,500	Sun Healthcare Group, Inc.(b)	104,975
1,500	Sun Hydraulics Corp.	53,985
8,200	Sunrise Senior Living, Inc.(b)	303,400
7,300	Sunstone Hotel Investors, Inc.	203,013
10,591	SuperGen, Inc.(b)	47,765
6,000	Superior Bancorp(b)	45,840
7,900	Superior Energy Services, Inc.(b)	292,932
4,506	Superior Essex, Inc.(b)	149,824
3,700	Superior Industries International, Inc.	74,777
4,600	Superior Well Services, Inc.(b)	93,840
2,775	Supertex, Inc.(b)	101,398
9,100	SupportSoft, Inc.(b)	43,680
7,113	SureWest Communications	188,352
1,333	SurModics, Inc.(b)	75,634
7,354	Susquehanna Bancshares, Inc.	148,330
4,600	SVB Financial Group(b)	238,234
5,686	Swift Energy Co.(b)	269,687
2,152	SY Bancorp, Inc.	54,360
43,511	Sycamore Networks, Inc.(b)	185,792
9,442	SYKES Enterprises, Inc.(b)	166,651
11,111	Symmetricom, Inc.(b)	52,666
1,700	Symmetry Medical, Inc.(b)	29,155
3,100	Syms Corp.	44,082
1,600	Symyx Technologies, Inc.(b)	14,736
4,330	Synaptics, Inc.(b)	235,336
15,500	SYNNEX Corp.(b)	346,735
6,100	Synovis Life Technologies, Inc.(b)	145,668
9,600	Syntax-Brillian Corp.(b)	43,296
4,200	Syntel, Inc.	178,836
800	Syntroleum Corp.(b)	1,184
17,800	Systemax, Inc.	416,520
1,300	T-3 Energy Services, Inc.(b)	61,776
10,100	Take-Two Interactive Software, Inc.(b)	189,678
5,800	Talbots, Inc.	85,318
3,300	Tanger Factory Outlet Centers	138,996
4,920	Taser International, Inc.(b)	81,918
9,200	Taubman Centers, Inc.	541,604
2,338	Team, Inc.(b)	75,260
7,600	Tech Data Corp.(b)	298,908
30,000	Techne Corp.(b)	1,957,200
8,700	Technitrol, Inc.	255,867
1,900	Tecumseh Products Co. - Class A(b)	34,333
1,310	Tejon Ranch Co.(b)	52,505
5,400	Tekelec(b)	71,280
3,800	Teledyne Technologies, Inc.(b)	198,778
9,737	TeleTech Holdings, Inc.(b)	242,743
4,500	Tempur-Pedic International, Inc.	162,000
3,500	Tennant Co.	165,060
8,800	Tenneco, Inc.(b)	269,368
7,987	Tercica, Inc.(b)	49,120
16,000	Terra Industries, Inc.(b)	590,240
2,700	Terremark Worldwide, Inc.(b)	20,871
3,200	Terrestar Corp.(b)	27,680
6,855	Tetra Tech, Inc.(b)	160,064
121,300	Tetra Technologies, Inc.(b)	2,388,397
3,600	Texas Capital Bancshares, Inc.(b)	79,668
3,300	Texas Industries, Inc.	241,098
3,400	TheStreet.com, Inc.	45,900
5,334	Third Wave Technologies, Inc.(b)	48,219
9,206	Thor Industries, Inc.	441,888
9,000	Thoratec Corp.(b)	179,730
5,250	THQ, Inc.(b)	142,222
190,902	TIBCO Software, Inc.(b)	1,752,480
2,500	TierOne Corp.	57,125
9,600	Time Warner Telecom, Inc. - Class A(b)	223,104
3,200	Titan International, Inc.	96,832
9,900	Tivo, Inc.(b)	70,587
3,750	TNS, Inc.	60,562
1,210	Tompkins Financial Corp.	50,263
2,987	Tootsie Roll Industries, Inc.	76,975
3,200	Toro Co.	178,112
500	Tractor Supply Co.(b)	20,720
6,557	TradeStation Group, Inc.(b)	79,995
12,900	Transmeridian Exploration, Inc.(b)	23,478
1,100	Travelzoo, Inc.(b)	19,800
9,000	TRC Cos., Inc.(b)	106,110
7,600	Tredegar Corp.	132,392
600	Treehouse Foods, Inc.(b)	16,740
2,400	Trex Co., Inc.(b)	26,016
1,975	Triad Guaranty, Inc.(b)	15,918
2,400	Triarc Cos., Inc. - Class A	27,144
2,100	Trico Bancshares	46,410
3,100	Trico Marine Services, Inc.(b)	100,595

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
9,880	Trident Microsystems, Inc.(b)	$74,396
1,210	Trimble Navigation Ltd.(b)	50,457
4,503	Trimeris, Inc.(b)	32,737
10	Triple Crown Media, Inc.(b)	55
28,756	Triquint Semiconductor, Inc.(b)	180,300
3,600	Triumph Group, Inc.	286,632
1,200	Tri-Valley Corp.(b)	8,388
4,220	Trizetto Group, Inc.(b)	68,955
3,400	True Religion Apparel, Inc.(b)	52,632
5,759	Trustco Bank Corp.	60,700
8,775	Trustmark Corp.	236,837
20,900	TTM Technologies, Inc.(b)	268,147
5,800	Tuesday Morning Corp.	44,196
5,100	Tupperware Brands Corp.	184,110
1,800	TurboChef Technologies, Inc.(b)	27,648
1,800	Tutogen Medical, Inc.(b)	22,140
4,000	Tween Brands, Inc.(b)	122,800
700	Twin Disc, Inc.	46,249
16,870	TXCO Resources, Inc.(b)	195,861
9,100	Tyler Technologies, Inc.(b)	146,692
4,100	UAP Holding Corp.	130,503
126,900	UCBH Holdings, Inc.	2,166,183
3,875	UIL Holdings Corp.	136,322
4,229	Ultimate Software Group, Inc.(b)	145,943
4,400	Ultra Clean Holdings(b)	56,496
11,500	Ultratech, Inc.(b)	133,285
5,300	UMB Financial Corp.	222,600
8,639	Umpqua Holdings Corp.	146,258
1,300	Unifirst Corp.	48,919
2,250	Union Bankshares Corp.	48,082
3,800	Union Drilling, Inc.(b)	50,654
2,600	Unisource Energy Corp.	82,472
7,159	United Bankshares, Inc.	216,918
4,000	United Community Banks, Inc.	88,560
5,861	United Community Financial Corp.	37,510
200	United Financial Bancorp, Inc.	2,420
3,700	United Fire & Casualty Co.	118,548
2,500	United Industrial Corp.	202,050
4,949	United Natural Foods, Inc.(b)	143,224
7,800	United Online, Inc.	137,280
9,900	United Rentals, Inc.(b)	338,481
4,414	United Stationers, Inc.(b)	255,615
1,300	United Therapeutics Corp.(b)	88,972
8,030	Universal American Financial Corp.(b)	194,808
2,886	Universal Corp.	140,664
5,000	Universal Display Corp.(b)	93,750
5,208	Universal Electronics, Inc.(b)	188,009
2,311	Universal Forest Products, Inc.	82,757
1,000	Universal Insurance Holdings, Inc.	8,210
75,000	Universal Technical Institute, Inc.(b)	1,412,250
1,800	Univest Corp. of Pennsylvania	39,384
5,100	URS Corp.(b)	315,231
3,800	Urstadt Biddle Properties, Inc.	66,120
9,300	Urstadt Biddle Properties, Inc. - Class A	154,566
33,510	US Gold Corp.(b)	156,492
1,400	US Physical Therapy, Inc.(b)	20,566
3,955	USA Mobility, Inc.(b)	61,856
700	USANA Health Sciences, Inc.(b)	28,567
3,951	USB Holding Co., Inc.	86,092
8,400	USEC, Inc.(b)	73,920
5,600	U-Store-It Trust	72,240
105,000	UTi Worldwide, Inc.	2,678,550
15,000	Utstarcom, Inc.(b)	48,000
10,874	Vaalco Energy, Inc.(b)	55,240
5,400	Vail Resorts, Inc.(b)	327,726
8,800	Valeant Pharmaceuticals International(b)	128,040
4,800	Valmont Industries, Inc.	459,456
15,401	Valueclick, Inc.(b)	418,753
7,753	Valuevision Media, Inc. - Class A(b)	40,083
9,600	Varian Semiconductor Equipment Associates, Inc.(b)	441,792
6,800	Varian, Inc.(b)	502,452
7,556	Vector Group Ltd.	165,325
4,100	Vectren Corp.	114,964
7,100	Veeco Instruments, Inc.(b)	128,297
3,700	Ventana Medical Systems, Inc.(b)	325,600
11,975	Verenium Corp.(b)	63,707
2,000	Viad Corp.	70,880
3,800	Viasat, Inc.(b)	115,900
4,000	Vicor Corp.	56,160
7,272	Vignette Corp.(b)	125,369
4,420	Virginia Commerce Bancorp(b)	63,162
10,329	Viropharma, Inc.(b)	88,933
1,700	VistaCare, Inc. - Class A(b)	11,220
14,372	Visteon Corp.(b)	91,262
4,000	Visual Sciences, Inc.(b)	72,800
2,526	Vital Images, Inc.(b)	44,331
6,603	Vital Signs, Inc.	349,299
7,770	Vivus, Inc.(b)	38,772
2,500	Vocus, Inc.(b)	89,950
1,900	Volcom, Inc.(b)	55,575
5,400	Volt Information Sciences, Inc.(b)	83,970
5,300	Wabash National Corp.	53,795
8,029	Wabtec Corp.	301,328
64,000	Waddell & Reed Financial, Inc. - Class A	2,126,080
4,100	Walter Industries, Inc.	125,624
7,155	Warnaco Group, Inc. (The)(b)	291,137
28,800	Warren Resources, Inc.(b)	437,184
4,200	Washington Group International, Inc.(b)	408,870

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
UNITED STATES (continued)
7,100	Washington Real Estate Investment Trust	$250,062
1,900	Washington Trust Bancorp, Inc	47,367
142,300	Waste Connections, Inc.(b)	4,811,163
7,000	Waste Industries USA, Inc.	252,000
3,000	Watsco, Inc.	124,920
3,600	Watson Wyatt Worldwide, Inc. - Class A	171,612
4,800	Watts Water Technologies, Inc. - Class A	136,464
8,100	Wausau Paper Corp.	81,081
4,300	Wauwatosa Holdings, Inc.(b)	71,939
128,100	WD-40 Co.	5,072,760
4,400	Websense, Inc.(b)	80,960
4,744	Weis Markets, Inc.	208,214
600	Wellman, Inc.	402
5,349	Wells Fargo & Co.	181,919
9,800	Werner Enterprises, Inc.	186,396
3,683	WesBanco, Inc.	84,967
2,590	West Bancorp, Inc.	37,115
2,200	West Coast Bancorp	59,664
4,400	West Marine, Inc.(b)	47,476
114,000	West Pharmaceutical Services, Inc.	4,712,760
3,200	Westamerica Bancorp	153,856
6,200	Westar Energy, Inc.	165,044
7,100	Westell Technologies, Inc. - Class A(b)	13,703
8,800	Westlake Chemical Corp.	215,952
800	Westmoreland Coal Co.(b)	16,576
7,400	Wet Seal, Inc. (The) - Class A(b)	19,610
5,200	WGL Holdings, Inc.	176,384
5,400	W-H Energy Services, Inc.(b)	310,824
3,100	Wheeling-Pittsburgh Corp.(b)	60,977
56,900	Whiting Petroleum Corp.(b)	3,076,014
1,155	Willow Financial Bancorp, Inc	12,093
5,400	Wilshire Bancorp, Inc.	55,620
10,400	Wind River Systems, Inc.(b)	130,104
3,000	Winn-Dixie Stores, Inc.(b)	70,920
3,200	Winnebago Industries	82,496
8,200	Winthrop Realty Trust	44,772
3,300	Wintrust Financial Corp.	121,242
5,850	WMS Industries, Inc.(b)	202,820
8,400	Wolverine World Wide, Inc.	215,376
4,325	Woodward Governor Co.	289,775
2,490	World Acceptance Corp.(b)	80,327
2,900	World Fuel Services Corp.	128,441
4,000	World Wrestling Entertainment, Inc. - Class A	60,800
1,900	WorldSpace, Inc. - Class A(b)	8,018
10,900	Worthington Industries, Inc.	272,500
103,100	Wright Express Corp.(b)	3,989,970
94,900	Wright Medical Group, Inc.(b)	2,514,850
2,800	Xenoport, Inc.(b)	137,424
14,439	X-Rite, Inc.(b)	200,846
6,000	Zale Corp.(b)	126,480
700	Zhone Technologies, Inc.(b)	973
10,100	Zoll Medical Corp.(b)	247,046
2,600	Zoltek Cos., Inc.(b)	115,050
9,822	Zoran Corp.(b)	250,461
800	Zumiez, Inc.(b)	33,488
3,200	Zygo Corp.(b)	37,632
6,555	Zymogenetics, Inc.(b)	88,165

		463,838,742

Total Common Stocks (Cost $624,469,769)		832,702,340

EXCHANGE TRADED FUNDS - 4.7%
Mutual Fund - 4.7%
24,000	iShares MSCI Brazil Index Fund	2,054,400
742,500	iShares MSCI Japan Index Fund	10,662,300
1,317,400	iShares MSCI Singapore Index Fund	20,735,876
122,700	iShares MSCI South Korea Index Fund	9,173,052

		42,625,628

Total Exchange Traded Funds (Cost $25,635,256)		42,625,628

RIGHTS/WARRANTS - 0.0%
Banks - 0.0%
602,250	Bank Pan Indonesia Tbk PT, Expires 07/10/09(b)	21,185
6,280	Geniki Rights, Expires 11/12/07(c)	9,333

		30,518

Consumer Discretionary - 0.0%
7,200	Eniro AB, Expires 11/14/07(b)(c)	2,074
249,725	Matahari Putra Prima Tbk PT, Expires 07/12/10(b)	2,224

		4,298

Diversified Financials - 0.0%
9,600	Allied Properties HK Ltd., Expires 06/06/09(b)	25,579
36,300	Shinki Co. Ltd., Expires 11/02/07(c)	2,832

		28,411

Health Care - 0.0%
4,243	DOV Pharmaceutical, Inc., Expires 12/31/09(b)	42
1,313	Unilabs SA, Expires 12/15/08(b)	1,961

		2,003

Industrials - 0.0%
3,375	Goodpack Ltd., Expires(b)	1,703

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Shares		Value
Industrials (continued)
2,943	Infratil Ltd., Expires 06/29/12(b)	$1,453
5,887	Infratil Ltd., Expires 06/29/12(b)	9,080
288,400	Paliburg Holdings Ltd., Expires 11/05/07(c)	797
6,375	Ta Chen Stainless Pipe, Expires 11/15/07(c)	2,705

		15,738

Information Technology - 0.0%
14,572	Vertice Trescientos(b)(c)	3,166

Materials - 0.0%
2,762	Magnesium International Ltd., Expires 05/31/12(b)	103
1,396	Unipapel SA, Expires 11/09/07(b)	2,143

		2,246

Real Estate - 0.0%
234,604	Asia Standard International Group Ltd., Expires 08/27/08(b)(c)	303
31,940	Bandar Raya Developments Berhad, Expires 09/26/12(c)	18,388
833	Property & Building Corp., Expires 11/08/07(b)(c)	4,291
32,000	Summarecon Agung Tbk PT, Expires 06/21/10(b)	1,038

		24,020

Total Rights/Warrants (Cost $54,133)		110,400

CASH SWEEP - 3.1%
28,293,528	Citibank IIS Money Market Deposit	28,293,528
Total Cash Sweep (Cost $28,293,528)		28,293,528

TOTAL INVESTMENTS - 99.7% (Cost $678,452,686)(a)		903,731,896
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		2,889,352

NET ASSETS - 100.0%		$906,621,248

(a)	Cost for federal income tax is $679,152,324 and net unrealized appreciation on investments is as follows:

Unrealized appreciation	$256,075,543
Unrealized depreciation	(31,495,971)

Net unrealized appreciation	$224,579,572

ADR - American Depositary Receipt

(b)	Non-income producing security.
(c)	Fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $120,329, which is 0.01% of net assets.

Portfolio diversification by Sector

Sector	Percentage of Net Assets
Banks	5.6%
Consumer Discretionary	13.5
Consumer Staples	6.1
Diversified Financials	2.3
Energy	6.0
Health Care	10.2
Industrials	19.7
Information Technology	13.1
Insurance	2.9
Materials	7.6
Real Estate	2.7
Telecommunication Services	0.9
Utilities	1.3
Other*	8.1

*	Includes cash and equivalents, exchange traded funds, rights/warrants, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

PORTFOLIO OF INVESTMENTS

October 31, 2007

Shares		Value
COMMON STOCKS - 42.3%
BRAZIL - 2.2%
Materials - 2.2%
1,269,000	Votorantim Celulose e Papel SA - ADR	$39,783,150

CANADA - 5.5%
Materials - 5.5%
953,186	AbitibiBowater, Inc.	32,656,159
2,000,000	Kinross Gold Corp.(b)	39,360,000
765,000	Nova Chemicals Corp.	27,593,550

		99,609,709

CHINA - 3.4%
Industrials - 2.1%
650,000	Suntech Power Holdings Co. Ltd. - ADR(b)	38,278,500

Utilities - 1.3%
11,677,500	Xinao Gas Holdings Ltd.	22,148,866

		60,427,366

GREECE - 2.3%
Energy - 2.3%
190,200	StealthGas, Inc.	3,452,130
549,904	Tsakos Energy Navigation Ltd. - ADR	38,267,819

		41,719,949

JAPAN - 1.5%
Consumer Discretionary - 1.5%
4,682,900	Arnest One Corp.	26,466,006

NETHERLANDS - 2.0%
Energy - 1.7%
350,000	Royal Dutch Shell Plc - ADR	30,628,500

Financials - 0.3%
437,367	Pan-European Hotel Acquisition Co. N.V.(b)	4,555,180

		35,183,680

PERU - 5.7%
Materials - 5.7%
1,800,000	Cia de Minas Buenaventura SA - ADR	103,338,000

SINGAPORE - 5.6%
Industrials - 4.9%
5,200,000	Keppel Corp. Ltd.	52,833,840
10,017,000	Neptune Orient Lines Ltd.	35,310,133

		88,143,973

Real Estate - 0.7%
11,000,000	Allgreen Properties Ltd.	12,012,718

		100,156,691

SOUTH AFRICA - 3.0%
Energy - 2.0%
420,000	Sasol Ltd.	21,448,183
280,000	Sasol Ltd. - ADR	14,240,800

		35,688,983

Real Estate - 1.0%
16,000,000	Fountainhead Property Trust	17,891,944

		53,580,927

UNITED KINGDOM - 1.0%
Utilities - 1.0%
1,700,000	British Energy Group Plc	18,840,583

UNITED STATES - 10.1%
Energy - 4.1%
2,269,000	Brazil Ethanol, Inc.(b)(c)	16,677,150
482,000	Occidental Petroleum Corp.	33,282,100
550,000	PHI, Inc.(b)	19,030,000
27,783,786	Rancher Energy Corp.(b)	4,598,379

		73,587,629

Industrials - 0.6%
220,000	Lindsay Corp.	10,824,000

Materials - 4.8%
2,885,800	Caraustar Industries, Inc.(b)	11,658,632
630,000	Georgia Gulf Corp.	7,623,000
483,789	Northwest Pipe Co.(b)	17,861,490
3,979,000	Smurfit-Stone Container Corp.(b)	48,185,690

		85,328,812

Real Estate - 0.6%
325,000	The St. Joe Co.	11,004,500

		180,744,941

Total Common Stocks (Cost $562,874,618)		759,851,002

EXCHANGE TRADED FUNDS - 0.9%
Mutual Fund - 0.9%
200,000	iShares COMEX Gold Trust(b)	15,720,000

Total Exchange Traded Funds (Cost $10,339,860)		15,720,000

PREFERRED STOCKS - 0.0%
Industrials - 0.0%
46,217	World Waste Technologies, Inc. - Series B(b)	351,248

Total Preferred Stocks (Cost $4,500,000)		351,248

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Number of Coins		Value
COLLECTIBLE COINS - 0.9%

UNITED STATES - 0.9%
311	Various Collectible Coins	$16,528,985

Total Collectible Coins (Cost $16,711,047)		16,528,985

Shares
RIGHTS/WARRANTS - 0.0%
Energy - 0.0%
6,666,666	Rancher Energy Corp. Warrants, Expire 12/21/11(b)	1

Industrials - 0.0%
450,000	World Waste Technologies, Inc. Warrants, Expire 04/27/10(b)	0

Total Rights/Warrants (Cost $1)		1

Contracts
CALL OPTIONS PURCHASED - 543.6%
Energy - 538.8%
80,000	American Stock Exchange Oil Index, Strike $285.00, Expires 11/28/07	9,678,880,000

Financials - 4.8%
1,012	S&P 500, Strike $700.00, Expires 12/22/07	85,957,256

Total Call Options Purchased (Cost $8,964,042,350)		9,764,837,256

PUT OPTIONS PURCHASED - 0.8%
Financials - 0.8%
1,012	S&P 500, Strike $1,700.00, Expires 12/22/07	14,572,061

Total Put Options Purchased (Cost $16,265,110)		14,572,061

Principal Amount
U.S. GOVERNMENT AGENCIES - 20.9%
Federal Home Loan Bank - 20.9%
$36,000,000	4.40%, 11/01/07(d)	36,000,000
170,000,000	4.40%, 11/01/07(d)	170,000,000
5,850,000	4.76%, 12/07/07(d)	5,823,770
23,000,000	5.09%, 01/10/08(e)	23,012,857
90,000,000	4.94%, 03/14/08(e)	90,010,800
50,000,000	5.54%, 09/17/08(e)	50,045,500

Total U.S. Government Agencies (Cost $374,789,712)		374,892,927

U.S. GOVERNMENT SECURITIES - 21.3%
U.S. Treasury Notes - 21.3%
$60,000,000	2.00%, 04/15/12(f)	61,629,706
178,450,000	2.00%, 01/15/14(f)	200,656,519
96,345,000	2.00%, 01/15/16(f)	100,144,461
20,000,000	2.38%, 01/15/17(f)	21,061,213

		383,491,899

Total U.S. Government Securities (Cost $374,661,491)		383,491,899

Shares
CASH SWEEP - 0.1%
2,071,500	Citibank IIS Money Market Deposit	2,071,500

Total Cash Sweep (Cost $2,071,500)		2,071,500

TOTAL INVESTMENTS - 630.8% (Cost $10,326,255,689)(a)		11,332,316,879

OTHER ASSETS IN EXCESS OF LIABILITIES
- (530.8)%		(9,535,833,278)

NET ASSETS - 100.0%		$1,796,483,601

Contracts
CALL OPTIONS WRITTEN - (532.1)%
Energy - (532.1)%
(80,000)	American Stock Exchange Oil Index, Strike $300.00, Expires 11/28/07	(9,559,264,000)

Financials - 0.0%
(1,012)	S&P 500, Strike $1,700.00, Expires 12/22/07	(202,400)

Total Call Options Written
(Premiums received $(8,762,070,624))		(9,559,466,400)

PUT OPTIONS WRITTEN - 0.0%
Financials - 0.0%
(1,012)	S&P 500, Strike $700.00, Expires 12/22/07	(10,120)

Total Put Options Written
(Premiums received $(10,120))		(10,120)

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

At October 31, 2007, the Real Return Fund held investments in restricted and illiquid securities amounting to $32,785,996 or 1.83% of net assets, which were valued under methods approved by the Directors, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/07 Carrying Value Per Unit
$24,434,250	Carauster Industries, Inc.	03/28/06	$4.04
16,711,047	Collectible Coins	12/14/06-10/29/07	53,147.86
12,027,879	Rancher Energy Corp.	12/21/06	0.17
0	Rancher Energy Corp. Warrants	03/20/07	0.00

FUTURES CONTRACTS:

SHORT POSITIONS

Contracts		Unrealized Appreciation
900	Wheat Futures, March 2008	$1,487,025
1,600	Wheat Futures, December 2007	2,851,330

	Net unrealized appreciation	$4,338,355

FUTURES CONTRACTS:

LONG POSITIONS

Contracts		Unrealized Appreciation (Depreciation)
900	Wheat Futures, March 2008	$(524,850)
1,600	Wheat Futures, December 2007	724,820

	Net unrealized appreciation	$199,970

(a)	Cost for federal income tax purposes is $1,446,150,889 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$288,805,214
Unrealized depreciation	(81,519,224)

Net unrealized appreciation	$207,285,990

(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board.
(d)	The rate represents the annualized yield at time of purchase.
(e)	Variable rate security. Rate represents the rate in effect as of October 31, 2007. Maturity reflects final maturity date.
(f)	Inflation protected security. Principal amount reflects original security face amount.

ADR - American Depositary Receipt

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

	Units	Unrealized Appreciation (Depreciation)
SWAP AGREEMENTS
Commodity Index Swap Agreement with AIG Financial Products Corp. based on the Dow Jones Cotton Index, expiring 05/01/09 (Underlying notional amount at value $27,570,000)	275,700	$2,648,898
Commodity Index Swap Agreement with AIG Financial Products Corp. based on the Dow Jones Gold Index, expiring 05/30/08 (Underlying notional amount at value $23,604,750)	325	2,766,176
Commodity Index Swap Agreement with AIG Financial Products Corp. based on the Dow Jones Silver Index, expiring 05/30/08 (Underlying notional amount at value $19,898,143)	15,674	3,166,721
Commodity Index Swap Agreement with Cargill, Inc. based on the ERCOT Balancing Market Electricity Futures, expiring 07/31/08 (Underlying notional amount at value $9,614,002)	128	(807,466)
Commodity Index Swap Agreement with Cargill, Inc. based on the ERCOT Balancing Market Electricity Futures, expiring 08/31/08 (Underlying notional amount at value $9,177,073)	122	(767,820)
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 01/06/09 (Underlying notional amount at value $2,499,192)	33,600	115,295
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 02/04/09 (Underlying notional amount at value $2,766,962)	37,200	127,200
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 03/04/09 (Underlying notional amount at value $2,677,705)	36,000	122,681
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 04/03/09 (Underlying notional amount at value $2,766,962)	37,200	126,314
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 05/05/09 (Underlying notional amount at value $2,677,705)	36,000	121,771
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 06/04/09 (Underlying notional amount at value $2,766,962)	37,200	125,380
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 07/03/09 (Underlying notional amount at value $2,766,962)	37,200	124,948
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 08/05/09 (Underlying notional amount at value $2,677,705)	36,000	120,445
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 09/03/09 (Underlying notional amount at value $2,766,962)	37,200	124,034
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 10/05/09 (Underlying notional amount at value $2,677,705)	36,000	119,581
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 11/04/09 (Underlying notional amount at value $2,766,962)	37,200	123,128
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 12/03/08 (Underlying notional amount at value $2,766,962)	37,200	128,178
Commodity Index Swap Agreement with Cargill, Inc. based on the PJM Electricity Futures, expiring 07/31/08 (Underlying notional amount at value $9,394,002)	128	127,497
Commodity Index Swap Agreement with Cargill, Inc. based on the PJM Electricity Futures, expiring 08/31/08 (Underlying notional amount at value $8,967,072)	122	121,318

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

	Units	Unrealized Appreciation (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 07/31/08 (Underlying notional amount at value $7,494,201)	135,000	$2,463,500
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 08/29/08 (Underlying notional amount at value $7,494,201)	135,000	2,454,304
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 09/30/08 (Underlying notional amount at value $7,494,201)	135,000	2,445,527
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Central Appalachian Coal Index, expiring 02/26/10 (Underlying notional amount at value $10,984,458)	209,250	(46,080)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Central Appalachian Coal Index, expiring 05/28/10 (Underlying notional amount at value $11,373,900)	209,250	(28,989)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Central Appalachian Coal Index, expiring 08/27/10 (Underlying notional amount at value $11,706,366)	209,250	(127,912)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Coffee Index, expiring 11/09/07 (Underlying notional amount at value $34,092,450)	1,000	2,309,925
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Coffee Index, expiring 11/16/07 (Underlying notional amount at value $34,455,090)	1,000	1,945,977
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Corn Index, expiring 06/26/08 (Underlying notional amount at value $5,503,800)	20,000	2,207,694
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Corn Index, expiring 11/25/08 (Underlying notional amount at value $1,487,850)	91	408,425
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Corn Index, expiring 11/28/07 (Underlying notional amount at value $8,519,127)	541	1,632,378
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Cotton Index, expiring 11/20/08 (Underlying notional amount at value $31,241,835)	900	2,583,211
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Cotton Index, expiring 11/20/09 (Underlying notional amount at value $23,776,400)	634	1,054,133
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 01/31/09 (Underlying notional amount at value $2,261,250)	30,000	74,393
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 01/31/10 (Underlying notional amount at value $621,500)	10,000	125,193
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 02/28/09 (Underlying notional amount at value $2,261,250)	30,000	74,142
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 02/28/10 (Underlying notional amount at value $621,500)	10,000	124,750
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 03/21/08 (Underlying notional amount at value $2,345,400)	3,750	1,264,853
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 03/31/09 (Underlying notional amount at value $2,261,250)	30,000	73,866
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 03/31/10 (Underlying notional amount at value $621,500)	10,000	124,261

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

	Units	Unrealized Appreciation (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 04/30/09 (Underlying notional amount at value $2,261,250)	30,000	$73,600
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 04/30/10 (Underlying notional amount at value $621,500)	10,000	123,789
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 05/31/09 (Underlying notional amount at value $2,261,250)	30,000	73,328
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 05/31/10 (Underlying notional amount at value $621,500)	10,000	123,302
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 06/27/08 (Underlying notional amount at value $2,345,400)	3,750	1,250,624
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 06/30/09 (Underlying notional amount at value $2,261,250)	30,000	73,067
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 06/30/10 (Underlying notional amount at value $621,500)	10,000	122,831
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 07/31/08 (Underlying notional amount at value $1,538,661)	30,000	853,674
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 07/31/09 (Underlying notional amount at value $2,261,250)	30,000	72,798
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 07/31/10 (Underlying notional amount at value $621,500)	10,000	122,346
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 08/29/08 (Underlying notional amount at value $1,538,745)	30,000	850,611
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 08/31/09 (Underlying notional amount at value $2,261,250)	30,000	72,532
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 08/31/10 (Underlying notional amount at value $621,500)	10,000	121,861
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 09/26/08 (Underlying notional amount at value $2,345,400)	3,750	1,220,029
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 09/30/08 (Underlying notional amount at value $1,538,604)	30,000	847,501
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 09/30/09 (Underlying notional amount at value $2,261,250)	30,000	72,276
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 09/30/10 (Underlying notional amount at value $621,500)	10,000	121,393
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 10/31/09 (Underlying notional amount at value $2,261,250)	30,000	72,013
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 10/31/10 (Underlying notional amount at value $621,500)	10,000	120,910
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 11/30/09 (Underlying notional amount at value $2,261,250)	30,000	71,742

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

	Units	Unrealized Appreciation (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 11/30/10 (Underlying notional amount at value $621,500)	10,000	$120,435
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 12/28/07 (Underlying notional amount at value $2,345,400)	3,750	1,291,047
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 12/31/09 (Underlying notional amount at value $2,261,250)	30,000	71,462
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 12/31/10 (Underlying notional amount at value $621,500)	10,000	119,946
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Oat Index, expiring 11/25/08 (Underlying notional amount at value $25,666,720)	428	3,104,753
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Soybean Index, expiring 05/29/08 (Underlying notional amount at value $55,015,188)	15,000	23,055,175
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Soybean Meal Index, expiring 11/25/08 (Underlying notional amount at value $23,318,588)	1,300	9,152,953
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Soybean Oil Index, expiring 11/25/08 (Underlying notional amount at value $27,605,215)	1,444	9,933,280
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 02/26/09 (Underlying notional amount at value $2,457,000)	70	6,486
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 02/27/09 (Underlying notional amount at value $7,150,000)	200	(116,919)
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 03/02/09 (Underlying notional amount at value $ 10,214,500)	290	(6,626)
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 03/05/09 (Underlying notional amount at value $3,540,000)	100	(19,499)
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 03/06/09 (Underlying notional amount at value $4,534,000)	130	46,406
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 03/09/09 (Underlying notional amount at value $5,197,000)	150	112,263
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 03/12/09 (Underlying notional amount at value $3,186,000)	90	3,105
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 03/16/09 (Underlying notional amount at value $7,700,000)	220	94,011
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 08/31/10 (Underlying notional amount at value $7,581,000)	20,000	655,535
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 09/01/10 (Underlying notional amount at value $942,698)	2,500	86,381
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Palladium Futures, expiring 09/17/10 (Underlying notional amount at value $769,400)	2,000	56,959

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

	Units	Unrealized Appreciation (Depreciation)
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on the Single Commodity Copper Index, expiring 12/21/11 (Underlying notional amount at value $46,170,000)	460	$19,781,410
Commodity Index Swap Agreement with Deutsche Bank Securities, Inc. based on the Single Commodity Gold Index, expiring 03/07/08 (Underlying notional amount at value $33,337,500)	500	4,994,572
Commodity Index Swap Agreement with Morgan Stanley Capital Group, Inc. based on Natural Gas Futures, expiring 05/31/11 (Underlying notional amount at value $42,798,300)	66,200	7,052,434
Equity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Nickel Futures, expiring 12/21/11 (Underlying notional amount at value $35,475,000)	(227)	(4,109,332)
Equity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Silver Futures, expiring 03/07/08 (Underlying notional amount at value $21,102,750)	(15,000)	(124,010)
Equity Index Swap Agreement with Deutsche Bank Securities, Inc. based on Zinc Futures, expiring 12/21/11 (Underlying notional amount at value $9,645,000)	(180)	(1,799,738)
Equity Index Swap Agreement with Morgan Stanley Capital Group, Inc. based on the New York Mencantile Exchange Crude Oil Index, expiring 04/19/11 (Underlying notional amount at value $53,087,500)	(7,750)	$(8,084,288)

		$101,836,258

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets
Collectible Coins	0.9%
Consumer Discretionary	1.5
Financials	0.3
Energy	10.1
Industrials	7.6
Materials	18.2
Real Estate	2.3
U.S. Government & Agency Securities	42.2
Utilities	2.3
Other*	14.6

*	Includes cash and equivalents, exchange traded funds, options, rights/warrants, swap agreements, futures, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.

FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2007

Principal Amount		Value
CORPORATE BONDS - 2.7%
Banks - 0.7%
$1,000,000	Bank of Scotland Plc 5.00%, 11/21/11(b)	$995,197

Diversified Financials - 1.6%
252,000	National Rural Utilities Cooperative Finance Corp. 5.75%, 11/01/08	253,619
2,000,000	Eksportfinans A/S 5.00%, 02/14/12	2,026,560

		2,280,179

Industrials - 0.4%
438,505	3M Employee Stock Ownership Plan Trust 5.62%, 07/15/09(b)	444,276

Total Corporate Bonds (Cost $3,686,365)		3,719,652

MUNICIPAL BONDS - 0.7%
New York - 0.0%
25,000	New York State Dormitory Authority Revenue Bonds, Taxable, Series B 2.60%, 12/15/07	24,940

Ohio - 0.7%
1,000,000	Ohio State Third Frontier Research and Development GO, Taxable, Series A (MBIA) 5.25%, 05/01/11	1,011,090

Total Municipal Bonds (Cost $1,025,943)		1,036,030

U.S. GOVERNMENT AGENCIES - 70.3%
Federal Agricultural Mortgage Corp. - 0.4%
500,000	5.90%, 03/03/09	509,445

Federal Farm Credit Bank - 0.5%
125,000	4.75%, 01/19/10	126,018
100,000	5.15%, 12/06/10	102,087
400,000	4.50%, 10/17/12	397,574

		625,679

Federal Home Loan Bank - 64.3%
50,000	4.00%, 02/12/10	49,586
30,000	7.38%, 02/12/10	31,919
25,000	3.38%, 05/14/10	24,401
2,875,000	4.13%, 08/13/10	2,854,567
285,000	4.75%, 08/13/10	287,591
270,000	6.88%, 08/13/10	287,252
215,000	4.50%, 09/10/10	215,265
16,745,000	5.13%, 09/10/10	17,066,052
300,000	5.13%, 09/29/10	305,585
2,801,103	4.75%, 10/25/10	2,785,136
60,000	4.25%, 11/02/10	59,732
50,000	4.25%, 11/15/10	49,684
1,030,000	6.63%, 11/15/10	1,092,871
730,000	4.75%, 12/10/10	736,239
1,240,000	4.88%, 12/10/10	1,256,126
1,360,000	4.00%, 02/15/11	1,341,828
2,135,000	5.88%, 02/15/11	2,221,707
5,880,000	4.88%, 03/11/11	5,957,651
33,145,000	5.25%, 06/10/11	33,978,331
235,000	5.38%, 06/10/11	241,878
320,000	4.38%, 08/15/11	318,278
25,000	5.75%, 08/15/11	26,032
4,255,000	5.00%, 10/13/11	4,320,616
50,000	4.25%, 11/15/11	49,392
490,000	4.88%, 11/15/11	495,041
15,000	5.63%, 11/15/11	15,565
5,770,000	4.75%, 12/09/11	5,804,701
2,310,000	5.00%, 03/09/12	2,345,837
300,000	4.88%, 06/08/12	303,165
1,400,000	5.38%, 06/08/12	1,443,529
335,000	4.63%, 08/15/12	334,943
640,000	4.50%, 09/14/12	634,388
75,000	5.00%, 09/14/12	76,179
2,331,292	5.27%, 12/28/12	2,363,374

		89,374,441

Federal Home Loan Mortgage Corp. - 0.6%
300,000	4.75%, 12/08/10	302,583
190,000	4.50%, 12/16/10	190,430
355,000	5.00%, 08/15/12	360,452

		853,465

Federal National Mortgage Assoc. - 0.3%
400,000	5.00%, 08/02/12	406,039
13,581	7.50%, 08/01/25	14,417

		420,456

Government National Mortgage Assoc. - 0.1%
136,113	8.50%, 10/15/17	145,552
521	9.00%, 02/15/20	563

		146,115

Private Export Funding Corp. - 0.3%
425,000	4.90%, 12/15/11	429,917

Tennessee Valley Authority - 3.8%
689,000	5.63%, 01/18/11	711,642

OLD WESTBURY FUNDS, INC.

FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Principal Amount		Value
Tennessee Valley Authority (continued)
$4,211,000	6.79%, 05/23/12	$4,587,038

		5,298,680

Total U.S. Government Agencies (Cost $95,848,316)		97,658,198

U.S. GOVERNMENT SECURITIES - 24.3%
U.S. Treasury Notes - 24.3%
275,000	2.38%, 04/15/11(c)	292,561
2,300,000	4.25%, 08/15/14	2,294,968
700,000	4.50%, 02/15/16	705,305
30,146,000	4.63%, 11/15/16	30,551,102

		33,843,936

Total U.S. Government Securities (Cost $34,033,684)		33,843,936

Shares
INVESTMENT COMPANY - 0.5%
649,500	SEI Daily Income Trust Government II Fund, Class A	649,500

Total Investment Company (Cost $649,500)		649,500

TOTAL INVESTMENTS - 98.5% (Cost $135,243,808)(a)		136,907,316
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%		2,097,849

NET ASSETS - 100.0%		$139,005,165

(a)	Cost for federal income tax purposes is $135,478,882 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$1,906,575
Unrealized depreciation	(478,140)

Net unrealized appreciation	$1,428,435

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board.
(c)	Inflation protected security. Principal amount reflects original security face amount.

GO - General Obligations

MBIA - Insured by Municipal Bond Insurance Co.

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2007

Principal Amount		Value
MUNICIPAL BONDS - 98.4%
Alabama - 1.1%
$110,000	Alabama State Public School & College Revenue Bonds, Series C, (FSA) 5.00%, 05/01/13	$115,424
400,000	Alabama Water Pollution Control Authority Revenue Bonds, (AMBAC) 5.50%, 08/15/14	423,404
1,000,000	Huntsville-Redstone Village Special Care Facilities Financing Authority Revenue Bonds, Series A, OID 8.13%, 12/01/26	1,213,270

		1,752,098

Arizona - 0.8%
800,000	Arizona State Transportation Board Grant Anticipation Revenue Bonds, Series A 5.00%, 07/01/14	859,840
200,000	Maricopa County School District No. 006 Washington Elementary School Improvement Project of 2001 GO, Series B, (FSA) 5.00%, 07/01/17	217,718
250,000	University of Arizona COP, Series C, (AMBAC) 5.00%, 06/01/18	265,850

		1,343,408

California - 4.7%
1,155,000	Alameda GO, (MBIA) 5.00%, 08/01/33	1,198,370
650,000	Inglewood Unified School District GO, Series D, (FSA) 5.00%, 10/01/14	705,594
500,000	Los Altos School District GO, Series B, OID 5.00%, 08/01/17	528,020
1,000,000	Los Angeles Unified School District GO, Series E, (FSA) 5.00%, 07/01/16	1,090,070
770,000	Palomar Community College District GO, Series A, (FSA) 5.00%, 05/01/15	833,379
275,000	Pomona Public Financing Authority Revenue Bonds, Water Facilities Project, Series AY, (AMBAC) 5.00%, 05/01/18	296,535
700,000	San Ramon Valley Unified School District GO, (MBIA) 5.00%, 08/01/17	755,979
870,000	Santa Clara Valley Water District COP, Series A 5.00%, 02/01/15	936,625
1,325,000	Vacaville Unified School District GO, (MBIA) 5.00%, 08/01/20	1,403,308

		7,747,880

Colorado -0.3%
485,000	Longmont Sales & Use Tax Revenue Bonds, OID 5.63%, 11/15/17	515,652

Florida -3.8%
2,355,000	Florida State Board of Governors University of Central Florida Dormitory Refunding Revenue Bonds, Series A, (AMBAC) 5.25%, 10/01/24	2,554,445
500,000	Florida State Department Transportation Turnpike Revenue Bonds, Series A 5.00%, 07/01/29	518,635
2,000,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, (XLCA) 5.00%, 10/01/19	2,135,180
150,000	Port Orange Water & Sewer Revenue Bonds, (AMBAC) 5.00%, 10/01/16	159,090
900,000	Seminole County School Board COP, Series A, (AMBAC) 5.00%, 07/01/18	957,357

		6,324,707

Georgia -3.2%
1,905,000	Atlanta Refunding GO, Series A, (FGIC) 5.00%, 12/01/21	2,017,738
175,000	De Kalb County Special Recreation Tax District GO 5.00%, 12/01/12	186,763
595,000	De Kalb County Water & Sewer Revenue Bonds, Series A, (FSA) 5.00%, 10/01/17	644,754
500,000	Forsyth County School District GO, (FSA) 5.00%, 06/01/13	535,045
525,000	Gwinnett County Development Authority COP, Public Schools Project, (MBIA) 5.00%, 01/01/15	565,829
1,000,000	Municipal Electric Authority Revenue Bonds, (AMBAC) 5.00%, 01/01/26(b)	1,017,710

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Principal Amount		Value
Georgia (continued)
$100,000	Rockdale County Water & Sewer Authority Revenue Bonds, (FSA) 5.00%, 07/01/18	$106,805
150,000	Walton County School District GO, Series A, (MBIA-State Aid Withholding) 5.00%, 08/01/17	161,130

		5,235,774

Illinois - 5.5%
1,635,000	Bolingbrook Special Services Areas Special Tax, 2001-1-2-3 & 2002-1, OID, (MBIA) 4.40%, 03/01/27	1,581,143
500,000	Chicago Board of Education GO, Series B, (FSA) 5.00%, 12/01/18	533,790
225,000	Chicago Neighborhoods Alive 21 Program GO, Series A, OID, (FGIC) 5.88%, 01/01/19	241,013
900,000	Chicago Transit Authority Revenue Bonds, (AMBAC) 5.00%, 06/01/21	948,960
1,000,000	Cook County Community College District No. 524 Moraine Valley GO, Series B, (MBIA) 5.00%, 12/01/25	1,048,360
575,000	Cook County GO, Series A, OID, (FGIC) 5.00%, 11/15/22	586,304
150,000	Cook County School District No. 100 Berwyn South GO, Series D, (FSA) 5.00%, 12/01/12	159,510
285,000	Cook County School District No. 100 Berwyn South GO, Series D, (FSA) 5.00%, 12/01/13	305,298
85,000	Du Page County Community Unit School District No. 202 Lisle Pre-Refunded GO, OID, (FSA) 5.55%, 12/30/17	90,390
65,000	Du Page County Community Unit School District No. 202 Lisle Un-Refunded GO, OID, (FSA) 5.55%, 12/30/17	68,723
260,000	Freeport Sewer System Improvements GO, OID, (AMBAC) 5.55%, 12/01/14	278,434
100,000	Gail Borden Public Library District GO, (FGIC) 4.63%, 12/15/08	101,332
1,070,000	Illinois Finance Authority Revenue Bonds, (XLCA) 5.00%, 08/01/14	1,143,680
500,000	Illinois State GO, First Series 5.50%, 08/01/15	524,670
400,000	Illinois State Sales Tax Revenue Bonds, Series Z 5.00%, 06/15/12	412,704
100,000	Rockford GO, Series A, OID, (FSA) 5.38%, 12/15/13	105,176
250,000	Will County School District No. 122 GO, Series B, OID, (FGIC) 5.20%, 11/01/16	264,262
600,000	Will County School District No. 161 Summit Hill GO, (FGIC) 5.00%, 01/01/17	638,136

		9,031,885

Indiana - 9.1%
580,000	Anderson School Building Corp., First Mortgage Revenue Bonds, (FSA-State Aid Withholding) 5.00%, 01/15/16	625,617
1,490,000	Anderson School Building Corp., First Mortgage Revenue Bonds, (FSA-State Aid Withholding) 5.00%, 07/15/25	1,575,019
1,050,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC-State Aid Withholding) 5.00%, 07/15/16	1,131,207
650,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC-State Aid Withholding) 5.00%, 01/15/17	699,556
650,000	Decatur Township Marion County Multi-School Building Corp., First Mortgage Revenue Bonds, Series B, (FSA-State Aid Withholding) 5.00%, 07/15/18	696,976

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Principal Amount		Value
Indiana (continued)
$315,000	East Allen Multiple School Building Corp., First Mortgage Revenue Bonds, (FSA-State Aid Withholding) 5.00%, 07/10/14	$328,072
490,000	East Noble Facilities School Building Corp. Revenue Bonds, (MBIA-State Aid Withholding) 5.00%, 07/15/16	529,768
460,000	Franklin Community Multiple School Building Corp., First Mortgage Revenue Bonds, (FSA-State Aid Withholding) 5.13%, 07/15/12	485,834
505,000	Hammond Independent School Building Corp., First Mortgage Revenue Bonds, (MBIA) 5.00%, 07/15/23	526,962
175,000	Huntington Countywide School Building Corp. II, First Mortgage Revenue Bonds, (MBIA-State Aid Withholding) 5.38%, 07/15/16	188,767
250,000	Indiana Bond Bank, Special Program Revenue Bonds, Series A, (AMBAC) 6.25%, 02/01/11	267,482
125,000	Indianapolis-Marion County Public Library GO, Series A 4.60%, 07/01/18	127,959
145,000	Lebanon Middle School Building Corp., First Mortgage Revenue Bonds, (FSA-State Aid Withholding) 5.05%, 07/15/11	152,389
75,000	Marion County Franklin Township School Building Corp., First Mortgage Revenue Bonds 5.75%, 07/15/10	79,438
1,000,000	Marion County Franklin Township School Building Corp., First Mortgage Revenue Bonds, (FSA-State Aid Withholding) 5.00%, 07/15/25	1,042,900
175,000	Marion County Wayne Township School Building Corp., First Mortgage Revenue Bonds, (MBIA) 5.00%, 01/15/15	188,216
700,000	Mount Vernon of Hancock County Multiple School Building Corp., First Mortgage Revenue Bonds, Series A, (State Aid Withholding) 5.25%, 01/15/14	742,322
170,000	Noblesville Elementary Intermediate Schools Building Corp., First Mortgage Revenue Bonds, (FSA) 5.30%, 07/15/09	175,323
205,000	Noblesville Elementary Intermediate Schools Building Corp., First Mortgage Revenue Bonds, (FSA) 5.50%, 07/15/12	217,802
435,000	Noblesville Industrial Redevelopment Authority, Economic Development Lease Rental Revenue Bonds, (AMBAC) 5.00%, 07/15/16	458,064
160,000	Northern Wells Community School Building Corp., First Mortgage Revenue Bonds, OID, (FGIC) 5.00%, 01/15/16	170,014
370,000	Northern Wells Community School Building Corp., First Mortgage Revenue Bonds, OID, (FGIC) 5.00%, 07/15/16	393,158
500,000	Plainfield Elementary School Building Corp., First Mortgage Revenue Bonds, (MBIA-State Aid Withholding) 5.00%, 07/15/18	532,605
715,000	Portage Township Multi-School Building Corp., First Mortgage Revenue Bonds, (MBIA-State Aid Withholding) 5.00%, 01/15/16	766,044
735,000	Portage Township Multi-School Building Corp., First Mortgage Revenue Bonds, (MBIA-State Aid Withholding) 5.00%, 07/15/16	789,045
570,000	Portage Township Multi-School Building Corp., First Mortgage Revenue Bonds, (MBIA-State Aid Withholding) 5.00%, 07/15/17	612,083
200,000	Tippecanoe County Governmental Building Corp., First Mortgage Revenue Bonds, OID, (FGIC) 5.00%, 01/15/19	210,082
765,000	Vigo County School Building Corp., First Mortgage Refunding Revenue Bonds, (FSA-State Aid Withholding) 5.00%, 01/10/16	825,083

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Principal Amount		Value
Indiana (continued)
$400,000	Westfield Independent Multi-School Building Corp., First Mortgage Revenue Bonds, Series A, (FSA-State Aid Withholding) 5.00%, 07/15/23	$416,140
135,000	Westfield-Washington Elementary Building Corp., First Mortgage Revenue Bonds, OID, (FGIC-State Aid Withholding) 4.75%, 01/15/11	140,094

		15,094,021

Iowa - 0.2%
250,000	Iowa City Parking Facilities Revenue Bonds, (MBIA) 5.88%, 07/01/15	259,415

Kansas - 0.2%
250,000	Sedgwick County Unified School District No. 259 GO, (MBIA) 5.00%, 09/01/15	271,002

Louisiana - 1.3%
2,000,000	Louisiana Public Facilities Authority Hurricane Recovery Program Revenue Bonds, (AMBAC) 5.00%, 06/01/16	2,145,380

Maine - 1.5%
1,160,000	Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series A, (AMBAC) 5.00%, 07/01/16	1,247,615
500,000	Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series B, (AMBAC) 5.00%, 07/01/21	527,265
450,000	Maine Municipal Bond Bank Revenue Bonds, Series A, (GO of Bond Bank) 4.75%, 11/01/17	480,240
250,000	Maine Municipal Bond Bank Revenue Bonds, Series B 5.25%, 11/01/15	266,250

		2,521,370

Massachusetts - 0.6%
350,000	Massachusetts State Consolidation Loan GO, Series D 5.00%, 08/01/17	375,578
600,000	Massachusetts State Special Obligation Consolidation Loan Revenue Bonds, Series A, (FGIC) 5.50%, 06/01/16	671,220

		1,046,798

Michigan - 7.1%
100,000	Canton County Charter Township Capital Improvement GO, (FSA) 5.00%, 04/01/14	107,350
200,000	Canton County Charter Township Capital Improvement GO, (FSA) 5.00%, 04/01/17	216,684
1,450,000	Central Montcalm Public Schools GO, (MBIA, Q-SBLF) 5.00%, 05/01/23	1,516,280
130,000	Central Montcalm Public Schools GO, OID, (MBIA, Q-SBLF) 5.35%, 05/01/11	133,688
125,000	Clarkston Community Schools GO, (Q-SBLF) 5.00%, 05/01/15	133,517
345,000	Clintondale Community Schools GO, (MBIA, Q-SBLF) 5.00%, 05/01/20	364,392
250,000	Detroit Water Supply System Revenue Bonds, Senior Lien, Series A, (FGIC) 5.00%, 07/01/13	262,840
240,000	Dundee Community School District School Building & Site GO, (Q-SBLF) 5.38%, 05/01/14	251,045
250,000	Dundee Community School District School Building & Site GO, OID, (Q-SBLF) 5.38%, 05/01/19	261,505
325,000	East Lansing School District School Building & Site GO, OID, (Q-SBLF) 5.35%, 05/01/16	339,921
150,000	Galesburg-Augusta Community Schools GO, (Q-SBLF) 5.38%, 05/01/14	156,976
150,000	Jackson Public Schools School Building & Site GO, (FSA, Q-SBLF) 5.00%, 05/01/15	160,443
2,500,000	Michigan Municipal Bond Authority State Clean Water Revolving Fund Revenue Bonds 5.00%, 10/01/23	2,646,050

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Principal Amount		Value
Michigan (continued)
$750,000	Michigan State Trunk Line Revenue Bonds, Series A 5.25%, 11/01/13	$811,935
260,000	Mount Clemens Community School District GO, (FSA, Q-SBLF) 5.00%, 05/01/18	275,473
275,000	Oakland Schools Intermediate School District School Building & Site GO, (FSA) 5.00%, 05/01/36	285,092
685,000	Oakland University Revenue Bonds, (AMBAC) 5.25%, 05/15/18	735,382
245,000	Portage Public Schools School Building & Site GO, (FSA) 5.00%, 05/01/14	257,853
225,000	Saginaw City School District School Building & Site GO, (FSA, Q-SBLF) 5.00%, 05/01/26	234,801
1,640,000	Stockbridge Community Schools GO, (FSA, Q-SBLF) 5.00%, 05/01/21	1,718,179
150,000	Van Buren County GO, OID, (AMBAC) 5.00%, 05/01/15	155,638
375,000	Warren Transportation Fund GO, OID 5.00%, 06/01/16	386,104
400,000	Zeeland Public Schools GO, (Q-SBLF) 5.00%, 05/01/20	411,720

		11,822,868

Minnesota - 1.3%
950,000	Minnesota Public Facilities Authority Clean Water Revenue Bonds, Series B 5.00%, 03/01/16	1,029,933
1,000,000	Minnesota Public Facilities Authority Clean Water Revenue Bonds, Series B 5.00%, 03/01/17	1,086,040

		2,115,973

Missouri - 1.4%
1,000,000	Missouri State Health & Educational Facilities Authority Revenue Bonds, Series B, (AMBAC) 3.65%, 06/01/20(b)	1,000,000
900,000	North Kansas City School District No. 74 GO, (State Aid Direct Deposit) 5.00%, 03/01/18	967,959
400,000	St. Louis Board of Education Direct Deposit Program GO, Series A, (MBIA-State Aid Direct Deposit) 5.00%, 04/01/21	422,740

		2,390,699

Nebraska - 0.1%
185,000	Douglas County School District No. 054 Ralston Public School GO, OID, (FSA) 4.60%, 12/15/12	190,876

Nevada - 0.3%
500,000	Washoe County GO, OID, (MBIA) 5.00%, 06/01/17	500,390

New Jersey - 3.1%
250,000	Freehold Township Board of Education GO, (MBIA) 4.75%, 02/15/24	255,302
145,000	Gloucester County Improvement Authority Lease Revenue Bonds, Series A, (AMBAC) 5.00%, 12/01/18	153,577
1,200,000	New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A 5.00%, 09/01/16	1,307,964
1,375,000	New Jersey State Transportation Trust Fund Authority Transportation Systems Revenue Bonds, Series B, (MBIA) 5.50%, 12/15/15	1,535,779
200,000	Old Bridge Township Board of Education GO, (MBIA) 5.00%, 07/15/13	213,972
115,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID 5.00%, 06/01/14	121,679
1,030,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID 6.00%, 06/01/37	1,132,866
345,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID 6.13%, 06/01/42	381,260

		5,102,399

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Principal Amount		Value
New Mexico - 0.6%
$1,000,000	New Mexico Finance Authority, State Office Building Tax Revenue Bonds, Series A 5.00%, 06/01/15	$1,050,280

New York - 3.8%
2,000,000	New York City GO, Series A1 5.00%, 08/01/15	2,152,560
550,000	New York State Dormitory Authority Mental Health Services Facilities Improvement Revenue Bonds, Series C, (FGIC) 5.00%, 02/15/16	589,061
500,000	New York State Dormitory Authority St. Johns University Revenue Bonds, Series C, (MBIA) 5.25%, 07/01/18	554,680
1,450,000	New York State Dormitory Authority State University Lease Revenue Bonds 4.75%, 07/01/17	1,537,522
1,000,000	New York State Power Authority Revenue Bonds, Series C, (MBIA) 5.00%, 11/15/15	1,086,670
400,000	New York State Thruway Authority Refunding Revenue Bonds, Series A 5.00%, 03/15/17	434,540

		6,355,033

North Carolina - 2.3%
300,000	Brunswick County GO, (FGIC) 5.00%, 05/01/15	318,645
1,735,000	Dare County COP, (FGIC) 5.00%, 06/01/17	1,849,666
1,000,000	Harnett County COP, Series A, (FSA) 5.00%, 12/01/14	1,075,710
250,000	Winston-Salem COP, Series A 5.00%, 06/01/15	269,915
200,000	Winston-Salem COP, Series A 5.00%, 06/01/16	216,348

		3,730,284

Ohio - 7.0%
300,000	Cincinnati GO 5.00%, 12/01/15	317,049
2,000,000	Cincinnati School District GO, (FGIC) 5.00%, 12/01/17	2,173,060
2,000,000	Hamilton County Sewer System Revenue Bonds, Series A, (MBIA) 5.00%, 12/01/19	2,118,760
700,000	Hamilton Local School District School Facilities Construction & Improvement GO, (FSA) 5.00%, 12/01/25	732,242
1,170,000	Hamilton School District School Improvement GO, (FSA) 5.00%, 12/01/20	1,249,771
100,000	Licking Heights Local School District GO, Series A, (MBIA) 5.00%, 12/01/17	106,946
250,000	Licking Heights Local School District GO, Series A, (MBIA) 5.00%, 12/01/18	266,018
865,000	Marysville Wastewater Treatment System Revenue Bonds, (XLCA) 5.25%, 12/01/20	934,261
2,365,000	Ohio State Building Authority Facilities Revenue Bonds, Series B, (FGIC) 5.00%, 10/01/18	2,567,917
400,000	Ohio State Department of Administrative Services COP, Series A, (MBIA) 5.00%, 09/01/16	426,460
500,000	Olentangy School District GO, Series A, (FSA) 5.00%, 12/01/18	537,320
100,000	Wellston City School District GO 5.80%, 12/01/13	111,439

		11,541,243

Pennsylvania - 1.4%
115,000	New Castle Area School District GO, OID, (MBIA-State Aid Withholding) 4.40%, 03/01/11	118,470
1,455,000	Pennsylvania Higher Educational Facilities Authority Temple University Revenue Bonds, (MBIA) 5.00%, 04/01/17	1,565,478
600,000	Philadelphia Authority for Industrial Development Revenue Bonds, Cultural & Commercial Corridors Program, Series A, (FGIC) 5.00%, 12/01/18	637,746

		2,321,694

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Principal Amount		Value
Puerto Rico - 4.9%
$3,800,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, Series K 5.00%, 07/01/40	$4,131,816
520,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, Series K 5.00%, 07/01/45	565,406
2,150,000	Puerto Rico Electric Power Authority Refunding Revenue Bonds, Series NN, OID 5.13%, 07/01/29	2,319,742
750,000	Puerto Rico Electric Power Authority Revenue Bonds, Series II, OID 5.25%, 07/01/31	812,618
300,000	Puerto Rico Electric Power Authority Revenue Bonds, Series RR, (FGIC) 5.00%, 07/01/35	327,033

		8,156,615

Rhode Island - 0.3%
500,000	Rhode Island State Economic Development Corp. Department of Transportation Revenue Bonds, Series A, (FSA) 5.00%, 06/15/14	531,340

South Carolina - 0.9%
1,215,000	Berkeley County Water & Sewer Revenue Bonds, Series A, (FSA) 5.00%, 06/01/21	1,282,287
150,000	McCormick County School District GO, (SCSDE) 5.00%, 03/01/12	158,637
100,000	Richland County School District No. 001 GO, (FSA, SCSDE) 4.75%, 03/01/14	105,998

		1,546,922

Tennessee - 1.4%
2,400,000	Blount County Public Building Authority Revenue Bonds, Series C-2-A, (AMBAC) 3.74%, 06/01/29(b)	2,400,000

Texas - 25.8%
1,255,000	Alamo Community College District GO, Series A, (MBIA) 5.50%, 08/15/15	1,396,526
1,260,000	Aledo Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 02/15/20	1,323,378
110,000	Alief Independent School District GO, (PSF-GTD) 5.00%, 02/15/13	115,096
500,000	Allen Independent School District GO, (PSF-GTD) 5.00%, 02/15/21	520,720
100,000	Austin Revenue Bonds, (MBIA) 5.25%, 05/15/25	110,943
250,000	Birdville Independent School District Building GO, (PSF-GTD) 5.00%, 02/15/18	264,825
1,000,000	Brownsville Independent School District GO, (PSF-GTD) 5.50%, 08/15/18	1,070,510
1,500,000	Clint Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 08/15/28	1,556,295
830,000	Comal Independent School District School Building GO, (PSF-GTD) 5.00%, 02/01/28	853,663
300,000	Coppell Independent School District School Building GO, (MBIA) 5.00%, 08/15/15	323,820
315,000	Coppell Independent School District School Building GO, (MBIA) 5.00%, 08/15/16	341,016
100,000	Dallas Area Rapid Transit Senior Lien Sales Tax Refunding Revenue Bonds, (AMBAC) 5.00%, 12/01/17	107,701
1,000,000	Dallas Independent School District School Building GO, (PSF-GTD) 4.75%, 08/15/25	1,023,000
515,000	Denton GO, (MBIA) 5.00%, 02/15/14	551,277
1,000,000	El Paso Independent School District GO, (PSF-GTD) 5.00%, 08/15/12	1,060,900
895,000	El Paso Water & Sewer Refunding Revenue Bonds, (MBIA) 4.50%, 03/01/14	932,429
3,000,000	Fort Worth Independent School District GO, (PSF-GTD) 5.00%, 02/15/17	3,226,950

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Principal Amount		Value
Texas (continued)
$1,095,000	Friendswood Water & Sewer Refunding Revenue Bonds, (FSA) 5.00%, 03/01/21	$1,148,863
350,000	Frisco Independent School District School Building GO, Series B, (MBIA) 5.50%, 07/15/13	382,623
135,000	Garland GO, OID 4.50%, 02/15/19	136,616
275,000	Giddings Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 02/15/17	296,788
700,000	Grapevine GO, Series A, (MBIA) 5.00%, 08/15/17	745,143
1,000,000	Grapevine GO, Series A, (MBIA) 5.00%, 08/15/19	1,054,150
370,000	Gregory-Portland Independent School District GO, OID, (PSF-GTD) 5.50%, 08/15/19	390,309
1,000,000	Harlandale Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/35	1,024,520
500,000	Harlandale Independent School District School Building GO, (PSF-GTD) 5.00%, 08/15/18	534,765
375,000	Hays Consolidated Independent School District Refunding GO, (PSF-GTD) 5.25%, 08/15/18	403,718
500,000	Hidalgo County GO, (MBIA) 4.50%, 08/15/19	507,950
100,000	Keller Independent School District School Building GO, (PSF-GTD) 5.00%, 08/15/18	107,601
100,000	Klein Independent School District GO, (PSF-GTD) 5.00%, 08/01/18	105,077
115,000	Lake Travis Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 02/15/19	121,947
255,000	Laredo GO, OID, (FGIC) 5.38%, 08/15/20	271,861
1,600,000	Magnolia Independent School District Schoolhouse GO, (PSF-GTD) 5.00%, 08/15/17	1,732,368
220,000	McKinney GO, OID, (FGIC) 5.20%, 08/15/14	226,840
700,000	Northwest Independent School District GO, (PSF-GTD) 4.50%, 02/15/18	714,518
300,000	Plano Independent School District GO, (PSF-GTD) 4.50%, 02/15/19	306,975
525,000	Red Oak Independent School District School Building GO, (PSF-GTD) 5.00%, 08/15/18	564,905
500,000	San Antonio GO, OID 4.38%, 02/01/23	491,505
375,000	San Antonio Independent School District GO, (PSF-GTD) 5.00%, 08/15/16	402,682
1,630,000	San Antonio Un-Refunded GO 5.25%, 08/01/13	1,756,847
295,000	San Felipe Del Rio Consolidated Independent School District GO, OID, (PSF-GTD) 5.38%, 08/15/16	310,222
450,000	San Jacinto Community College District Refunding GO, (AMBAC) 4.25%, 02/15/13	462,397
1,005,000	San Jacinto Community College District Refunding GO, (AMBAC) 4.25%, 02/15/14	1,033,964
845,000	Spring Independent School District GO, (PSF-GTD) 5.00%, 02/15/14	904,522
2,705,000	Spring Independent School District GO, (PSF-GTD) 5.00%, 02/15/15	2,909,552
1,375,000	Temple Utilities System Revenue Bonds, (MBIA) 5.00%, 08/01/23	1,429,079
635,000	Texas State Public Finance Authority Park & Wildlife GO, OID 5.90%, 10/01/17	664,032
250,000	Texas Tech University Revenue Bonds, (AMBAC) 5.00%, 02/15/16	269,465
3,000,000	University of Texas Financing Systems Revenue Bonds, Series C 5.00%, 08/15/16	3,243,120
1,610,000	University of Texas Financing Systems Revenue Bonds, Series E 5.00%, 08/15/15	1,738,945

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Principal Amount		Value
Texas (continued)
$1,095,000	Victoria Utility System, Water & Wastewater Authority Refunding Revenue Bonds, (AMBAC) 5.00%, 12/01/17	$1,185,020
280,000	Ysleta Independent School District Public Facility Corp. Lease Revenue Bonds, (AMBAC) 5.50%, 11/15/10	291,536

		42,649,474

Utah - 0.1%
125,000	South Jordan Water Refunding Revenue Bonds, (AMBAC) 5.00%, 11/01/15	134,894

Virginia - 0.3%
150,000	Virginia Beach Public Improvement GO 5.00%, 01/15/16	162,784
300,000	Virginia College Building Authority, Educational Facilities 21st Century College & Equipment Revenue Bonds 5.00%, 02/01/16	321,597

		484,381

Washington - 1.7%
100,000	CDP-King County Lease Refunding Revenue Bonds, King Street Center Project, (MBIA) 5.00%, 06/01/17	107,968
100,000	Clark County Public Utility District No. 1 Generating System Revenue Bonds, (FGIC) 5.00%, 01/01/13	106,094
200,000	Pierce County School District No. 320 GO, (FGIC-School Board Guaranty) 5.00%, 12/01/16	214,298
250,000	Snohomish County School District No. 006 Mukilteo GO, OID, (School Board Guaranty) 5.35%, 12/01/15	263,877
2,000,000	Washington State Department of Ecology COP, Series B, (AMBAC) 5.00%, 04/01/16	2,156,320

		2,848,557

West Virginia - 0.2%
275,000	West Virginia University Revenue Bonds, Series A, (MBIA) 5.50%, 04/01/17	307,519

Wisconsin - 2.1%
135,000	Cedarburg School District GO, Series B, (FSA) 5.00%, 03/01/13	141,336
145,000	Cedarburg School District GO, Series B, (FSA) 5.00%, 03/01/14	151,805
150,000	Door County GO, Series A, OID, (FGIC) 5.25%, 09/01/20	157,826
100,000	Fond Du Lac GO, (FGIC) 4.75%, 03/01/15	104,888
100,000	Fond Du Lac GO, (FGIC) 4.75%, 03/01/16	104,432
500,000	Fond Du Lac Promissory Notes GO, OID, (FGIC) 4.40%, 05/01/11	511,715
130,000	Menomonee Falls Water Systems Mortgage Revenue Bonds, OID, (FSA) 4.60%, 12/01/10	134,397
520,000	Osceola School District School Building GO, Series A, OID, (FGIC) 5.13%, 05/01/17	540,982
775,000	Outagamie County GO 5.50%, 04/01/14	831,203
220,000	Two Rivers Public School District GO, (FSA) 5.75%, 03/01/12	231,366
505,000	Verona Area School District GO, Series A, (MBIA) 5.50%, 10/01/12	521,933

		3,431,883

Total Municipal Bonds
(Cost $161,460,642)		162,902,714

Shares
INVESTMENT COMPANY - 3.1%
5,008,600	SEI Tax-Exempt Trust Money Market Fund, Class A	5,008,600

Total Investment Company
(Cost $5,008,600)		5,008,600

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS - (Continued)

October 31, 2007

Value
TOTAL INVESTMENTS - 101.5%
(Cost $166,469,242)(a)	$167,911,314
LIABILITIES IN EXCESS OF OTHER NET ASSETS - (1.5)%	(2,405,918)

NET ASSETS - 100.0%	$165,505,396

(a)	Cost for federal income tax purposes is $166,469,242 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$1,821,215
Unrealized depreciation	(379,143)

Net unrealized appreciation	$1,442,072

(b)	Variable rate security. Rate represents the rate in effect as of October 31, 2007. Maturity reflects final maturity date.

AMBAC - Insured by AMBAC Indemnity Corp.

COP - Certificates of Participation

FGIC - Insured by Financial Guaranty Insurance Corp.

FSA - Insured by Financial Security Assurance, Inc.

GO - General Obligations

MBIA - Insured by Municipal Bond Insurance Assoc.

OID - Original Issue Discount

PSF-GTD - Permanent School Fund Guarantee

Q-SBLF - Qualified-School Bond Loan Fund

SCSDE - South Carolina State Department of Education

XLCA - XL Capital Insurance

OLD WESTBURY FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2007

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
ASSETS:
Investments, at value	$488,391,665	$1,026,788,518
Foreign currency, at value (Cost $0, $0, $74,504,127, $1,865,977, $0, $0 and $0, respectively)	—	—
Cash	60,639	42,729
Segregated cash for futures contracts (Note 2)	—	—
Dividends and interest receivable	206,319	332,832
Receivable for Fund shares sold	913,378	703,496
Receivable for investments sold	—	—
Receivable for swap contracts sold	—	—
Unrealized appreciation on swap agreements	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Variation margin	—	—
Prepaid expenses	17,043	42,764
Other assets	—	—

Total Assets	489,589,044	1,027,910,339

LIABILITIES:
Cash due to broker on swap agreements (Note 2)	—	—
Written option contracts, at value (premium, received $0, $0, $0, $0, $8,762,080,744, $0 and $0, respectively)	—	—
Payable for Fund shares redeemed	16,494	24,068
Payable for investments purchased	—	14,950,669
Unrealized depreciation on swap agreements	—	—
Deferred tax liability payable (Note 5)	—	—
Distributions payable	—	—
Accrued expenses and other payables:
Investment advisory	258,896	568,233
Administration	10,624	19,591
Shareholder servicing fee	61,435	126,237
Custody	40,957	84,155
Legal and Audit	—	—
Other	43,263	85,593

Total Liabilities	431,669	15,858,546

NET ASSETS	$489,157,375	$1,012,051,793

NET ASSETS consist of:
Capital paid-in	$379,545,883	$751,065,166
Accumulated undistributed net investment income	1,487,631	965,576
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, swap agreements, written options and foreign currency transactions	12,816,772	87,835,433
Net unrealized appreciation on investments, futures contracts, swap agreements, written options and deferred taxes	95,307,089	172,185,618
Net unrealized appreciation/(depreciation) of other assets and liabilities denominated in foreign currencies	—	—

NET ASSETS	$489,157,375	$1,012,051,793

Net Asset Value, maximum offering price and redemption price per share	$15.89	$17.81

SHARES OF CAPITAL STOCK OUTSTANDING	30,775,171	56,816,646

INVESTMENTS, AT COST	$393,084,576	$854,602,900

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES - (Continued)

October 31, 2007

INTERNATIONAL FUND	GLOBAL SMALL CAP FUND	REAL RETURN FUND	FIXED INCOME FUND	MUNICIPAL BOND FUND
$2,094,271,832	$903,731,896	$11,332,316,879	$136,907,316	$167,911,314
77,292,208	1,925,050	—	—	—
38	—	36	161	76
—	—	1,875,000	—	—
5,809,198	1,119,864	2,663,679	2,124,412	2,180,776
921,472	230,519	722,438	22,000	—
3,582,319	2,751,900	33,356,134	—	—
—	—	5,817,830	—	—
—	—	117,874,937	—	—
—	—	829,647	—	—
—	—	69,476	—	—
36,434	21,418	31,277	32,759	13,214
—	1,522	—	—	—

2,181,913,501	909,782,169	11,495,557,333	139,086,648	170,105,380

—	—	103,493,037	—	—
—	—	9,559,476,520	—	—
93,350	56,000	76,700	1,000	2,200
5,855,350	2,180,526	18,344,114	—	4,500,822
—	—	16,038,679	—	—
—	63,587	—	—	—
—	—	—	1	—
1,318,301	639,598	1,256,705	38,478	47,867
39,324	17,742	32,810	4,547	4,994
268,843	112,870	221,772	5,838	6,915
268,579	10,024	12,123	11,676	13,831
—	—	83,661	14,446	—
169,850	80,574	37,611	5,497	23,355

8,013,597	3,160,921	9,699,073,732	81,483	4,599,984

$2,173,899,904	$906,621,248	$1,796,483,601	$139,005,165	$165,505,396

$1,512,444,055	$622,299,635	$1,392,975,717	$135,337,260	$162,399,483
21,864,246	3,282,741	5,723,311	2,039,931	1,787,679
199,783,302	55,717,768	81,834,085	(35,534)	(123,838)
436,881,520	225,279,210	315,039,997	1,663,508	1,442,072
2,926,781	41,894	910,491	—	—

$2,173,899,904	$906,621,248	$1,796,483,601	$139,005,165	$165,505,396

$15.04	$15.45	$13.73	$10.88	$11.21

144,530,743	58,666,514	130,888,712	12,777,914	14,763,512

$1,657,390,312	$678,452,686	$10,326,255,689	$135,243,808	$166,469,242

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2007

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
INVESTMENT INCOME:
Interest	$113,160	$2,095,420
Dividends	6,324,824	8,108,928
Foreign tax withheld	—	—

Total Investment Income	6,437,984	10,204,348

EXPENSES:
Investment advisory fees	3,022,407	6,256,903
Shareholder servicing and Distribution (12b-1) fees	641,339	1,349,100
Administration and Accounting fees	118,455	225,124
Custodian fees	431,773	924,143
Directors fees and expenses	46,578	102,727
Insurance premiums	16,179	35,053
Interest expense	—	—
Legal and Audit fees	78,237	150,830
Miscellaneous expenses	25,660	32,087
Printing and postage fees	7,892	16,979
Registration fees	21,163	24,664
Transfer agent fees	65,038	121,162

Total expenses	4,474,721	9,238,772
Expenses waived by Adviser (Note 3)	(117,218)	—

Net expenses	4,357,503	9,238,772

NET INVESTMENT INCOME	2,080,481	965,576

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains/(loss) on:
Investments	37,689,242	118,724,295
Futures contracts	—	—
Swap agreements	—	—
Written options	—	—
Foreign currency transactions	—	—
Net change in unrealized appreciation/depreciation on:
Investments	22,869,863	22,185,445
Futures contracts	—	—
Swap agreements	—	—
Written options	—	—
Foreign currency transactions	—	—
Deferred taxes on unrealized appreciation	—	—

Net realized and change in unrealized gain/(loss) on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	60,559,105	140,909,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,639,586	$141,875,316

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2007 (Continued)

INTERNATIONAL FUND	GLOBAL SMALL CAP FUND	REAL RETURN FUND	FIXED INCOME FUND	MUNICIPAL BOND FUND
$507,379	$1,239,699	$32,631,135	$5,912,618	$5,431,737
47,908,443	13,230,779	15,430,677	29,246	269,797
(3,439,359)	(526,391)	(658,601)	—	—

44,976,463	13,944,087	47,403,211	5,941,864	5,701,534

14,690,188	6,794,951	12,498,411	540,159	631,408
2,940,443	1,183,305	2,191,208	167,190	209,332
456,288	197,994	343,013	50,961	55,348
2,987,183	244,707	154,533	120,035	140,313
216,813	85,558	153,920	12,815	15,329
38,521	20,662	28,161	23,464	12,579
—	—	2,297,956	—	—
308,119	134,755	289,567	31,575	34,725
69,890	198,728	159,274	11,460	32,788
36,652	14,558	26,485	2,165	2,528
25,055	26,045	50,071	17,983	18,074
240,323	102,653	183,455	27,789	28,062

22,009,475	9,003,916	18,376,054	1,005,596	1,180,486
—	—	—	(130,994)	(146,036)

22,009,475	9,003,916	18,376,054	874,602	1,034,450

22,966,988	4,940,171	29,027,157	5,067,262	4,667,084

231,436,116	56,688,352	91,604,611	1,100,039	(101,465)
—	—	827,225	—	—
—	—	41,978,515	—	—
—	—	3,624,660	—	—
1,392,045	120,435	3,871,335	—	—
76,330,399	108,328,139	941,202,130	413,880	(494,973)
—	—	4,538,325	—	—
—	—	75,279,232	—	—
—	—	(797,395,776)	—	—
2,537,002	108,527	647,793	—	—
—	(23,663)	—	—	—

311,695,562	165,221,790	366,178,050	1,513,919	(596,438)

$334,662,550	$170,161,961	$395,205,207	$6,581,181	$4,070,646

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	LARGE CAP EQUITY FUND		MID CAP EQUITY FUND
	FOR THE YEAR ENDED OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2006	FOR THE YEAR ENDED OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2006
FROM OPERATIONS:
Net investment income/(loss)	$2,080,481	$1,636,409	$965,576	$(631,420)
Net realized gain on investments and foreign currency transactions	37,689,242	16,357,675	118,724,295	124,104,703
Net change in unrealized appreciation on investments, foreign currency transactions and deferred taxes	22,869,863	27,027,765	22,185,445	41,347,150

Net increase in net assets resulting from operations	62,639,586	45,021,849	141,875,316	164,820,433

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,621,113)	(1,148,697)	—	—
Capital gains	—	—	(127,809,775)	(82,147,293)

Net decrease in net assets from distributions	(1,621,113)	(1,148,697)	(127,809,775)	(82,147,293)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	105,122,994	90,808,318	171,165,009	128,542,364
Reinvestment of distributions	725,436	539,570	64,878,050	41,473,383
Net cost of capital stock redeemed	(74,202,563)	(45,248,133)	(152,581,447)	(112,715,085)

Net increase/(decrease) in net assets resulting from capital stock transactions	31,645,867	46,099,755	83,461,612	57,300,662

Net increase in net assets	92,664,340	89,972,907	97,527,153	139,973,802
NET ASSETS:
Beginning of year	396,493,035	306,520,128	914,524,640	774,550,838

End of year	$489,157,375	$396,493,035	$1,012,051,793	$914,524,640

Undistributed net investment income	$1,487,631	$1,018,874	$965,576	$—

CAPITAL SHARE TRANSACTIONS:
Shares sold	7,148,855	7,014,243	10,050,029	7,618,067
Shares issued as reinvestment of distributions	51,304	42,088	3,896,608	2,572,595
Shares redeemed	(5,088,530)	(3,512,652)	(8,719,018)	(6,688,724)

Net increase in shares outstanding	2,111,629	3,543,679	5,227,619	3,501,938

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

INTERNATIONAL FUND		GLOBAL SMALL CAP FUND
FOR THE YEAR ENDED OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2006	FOR THE YEAR ENDED OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2006
$22,966,988	$20,812,958	$4,940,171	$3,786,299
232,828,161	152,459,297	56,808,787	20,929,928
78,867,401	165,100,343	108,413,003	89,694,976

334,662,550	338,372,598	170,161,961	114,411,203

(22,498,750)	(11,233,766)	(5,998,025)	(1,098,827)
(106,837,251)	—	(21,325,000)	(438,397)

(129,336,001)	(11,233,766)	(27,323,025)	(1,537,224)

309,524,926	302,456,289	121,658,415	140,690,299
68,426,269	5,442,289	14,897,306	775,182
(324,420,454)	(238,579,665)	(71,265,485)	(57,950,290)

53,530,741	69,318,913	65,290,236	83,515,191

258,857,290	396,457,745	208,129,172	196,389,170
1,915,042,614	1,518,584,869	698,492,076	502,102,906

$2,173,899,904	$1,915,042,614	$906,621,248	$698,492,076

$21,864,246	$19,901,533	$3,282,741	$3,670,630

21,772,165	23,862,735	8,633,976	11,683,466
4,986,035	456,568	1,134,601	68,595
(23,140,895)	(18,674,303)	(5,067,354)	(4,756,983)

3,617,305	5,645,000	4,701,223	6,995,078

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	REAL RETURN FUND
	FOR THE YEAR ENDED OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2006
FROM OPERATIONS:
Net investment income	$29,027,157	$19,558,605
Net realized gain/(loss) on investments, swap agreements, futures contracts, written options and foreign currency transactions	141,906,346	47,751,096
Net change in unrealized appreciation/(depreciation) on investments, swap agreements, futures contracts, written options and foreign currency transactions	224,271,704	69,840,475

Net increase in net assets resulting from operations	395,205,207	137,150,176

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(33,878,701)	(12,629,821)
Capital gains	(103,294,543)	(5,859,249)

Net decrease in net assets from distributions	(137,173,244)	(18,489,070)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	303,266,001	365,280,134
Reinvestment of distributions	76,110,638	9,084,558
Net cost of capital stock redeemed	(105,631,699)	(67,891,835)

Net increase in net assets resulting from capital stock transactions	273,744,940	306,472,857

Net increase in net assets	531,776,903	425,133,963
NET ASSETS:
Beginning of year	1,264,706,698	839,572,735

End of year	$1,796,483,601	$1,264,706,698

Undistributed net investment income	$5,723,311	$10,891,358

CAPITAL SHARE TRANSACTIONS:
Shares sold	24,761,078	32,842,301
Shares issued as reinvestment of distributions	6,498,747	846,804
Shares redeemed	(8,636,256)	(6,053,692)

Net increase in shares outstanding	22,623,569	27,635,413

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

FIXED INCOME FUND		MUNICIPAL BOND FUND
FOR THE YEAR ENDED OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2006	FOR THE YEAR ENDED OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2006
$5,067,262	$3,522,242	$4,667,084	$3,345,002
1,100,039	155,883	(101,465)	(22,373)
413,880	(26,264)	(494,973)	1,321,490

6,581,181	3,651,861	4,070,646	4,644,119

(5,036,915)	(2,915,930)	(4,373,592)	(2,810,669)
—	(198,070)	—	(907,712)

(5,036,915)	(3,114,000)	(4,373,592)	(3,718,381)

50,437,680	32,481,584	72,156,290	43,060,265
2,841,839	1,911,251	1,713,119	1,482,847
(14,085,371)	(15,104,081)	(24,503,205)	(27,678,707)

39,194,148	19,288,754	49,366,204	16,864,405

40,738,414	19,826,615	49,063,258	17,790,143
98,266,751	78,440,136	116,442,138	98,651,995

$139,005,165	$98,266,751	$165,505,396	$116,442,138

$2,039,931	$1,864,846	$1,787,679	$1,494,187

4,727,213	3,064,627	6,477,362	3,886,690
270,812	181,141	155,545	134,904
(1,323,491)	(1,420,564)	(2,199,676)	(2,501,699)

3,674,534	1,825,204	4,433,231	1,519,895

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2007	2006
Net asset value, beginning of period	$13.83	$12.20

Investment operations:
Net investment income/(loss)	0.07	0.06
Net realized and unrealized gains on investments	2.05	1.62

Total from investment operations	2.12	1.68

Distributions:
Net investment income	(0.06)	(0.05)

Total distributions	(0.06)	(0.05)

Net asset value, end of period	$15.89	$13.83

Total return	15.4%	13.8%

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$489,157	$396,493
Ratio of expenses to average net assets	1.01%	1.06%
Ratio of net investment income/(loss) to average net assets	0.48%	0.47%
Ratio of expenses to average net assets*	1.04%	— b
Ratio of net investment income/(loss) to average net assets*	0.45%	— b
Portfolio turnover rate	43%	56%

	YEAR ENDED OCTOBER 31,
	2005	2004		2003
Net asset value, beginning of period	$11.51	$10.98		$9.85

Investment operations:
Net investment income/(loss)	0.07	0.00	a	(0.02)
Net realized and unrealized gains on investments	0.67	0.53		1.15

Total from investment operations	0.74	0.53		1.13

Distributions:
Net investment income	(0.05)	—		—

Total distributions	(0.05)	—		—

Net asset value, end of period	$12.20	$11.51		$10.98

Total return	6.4%	4.9%		11.5%

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$306,520	$290,045		$228,994
Ratio of expenses to average net assets	1.14%	1.21%		1.25%
Ratio of net investment income/(loss) to average net assets	0.61%	(0.01)%		(0.20)%
Ratio of expenses to average net assets*	— b	— b		1.27%
Ratio of net investment income/(loss) to average net assets*	— b	— b		(0.22)%
Portfolio turnover rate	47%	40%		88%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
a	Less than $0.01 per share.
b	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2007	2006
Net asset value, beginning of period	$17.73	$16.11

Investment operations:
Net investment income/(loss)	0.02	—
Net realized and unrealized gains on investments	2.63	3.31

Total from investment operations	2.65	3.31

Distributions:
Net investment income	—	—
Net realized gains	(2.57)	(1.69)

Total distributions	(2.57)	(1.69)

Net asset value, end of period	$17.81	$17.73

Total return	16.4%	21.9%

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$1,012,052	$914,525
Ratio of expenses to average net assets	1.00%	1.03%
Ratio of net investment income/(loss) to average net assets	0.10%	(0.07)%
Portfolio turnover rate	70%	70%

	YEAR ENDED OCTOBER 31,
	2005	2004	2003
Net asset value, beginning of period	$14.82	$14.06	$12.58

Investment operations:
Net investment income/(loss)	(0.03)	(0.03)	0.00a
Net realized and unrealized gains on investments	1.32	0.79	1.49

Total from investment operations	1.29	0.76	1.49

Distributions:
Net investment income	—	—	(0.01)
Net realized gains	—	—	—

Total distributions	—	—	(0.01)

Net asset value, end of period	$16.11	$14.82	$14.06

Total return	8.6%	5.5%	11.8%

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$774,551	$810,668	$673,753
Ratio of expenses to average net assets	1.11%	1.16%	1.19%
Ratio of net investment income/(loss) to average net assets	(0.18)%	(0.24)%	(0.01)%
Portfolio turnover rate	36%	53%	3%

a	Less than $0.01 per share.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2007	2006
Net asset value, beginning of period	$13.59	$11.23

Investment operations:
Net investment income	0.17	0.14
Net realized and unrealized gains on investments and foreign currency transactions	2.24	2.30

Total from investment operations	2.41	2.44

Distributions:
Net investment income	(0.17)	(0.08)
Net realized gains	(0.79)	—

Total distributions	(0.96)	(0.08)

Net asset value, end of period	$15.04	$13.59

Total return	18.5%	21.9%

Annualized ratios/supplemental data:
Net Assets at end of period (000’s)	$2,173,900	$1,915,043
Ratio of expenses to average net assets	1.11%	1.14%
Ratio of net investment income to average net assets	1.15%	1.17%
Portfolio turnover rate	44%	50%

	YEAR ENDED OCTOBER 31,
	2005	2004	2003
Net asset value, beginning of period	$9.68	$8.59	$6.90

Investment operations:
Net investment income	0.10	0.09	0.07
Net realized and unrealized gains on investments and foreign currency transactions	1.57	1.09	1.77

Total from investment operations	1.67	1.18	1.84

Distributions:
Net investment income	(0.12)	(0.09)	(0.15)
Net realized gains	—	—	—

Total distributions	(0.12)	(0.09)	(0.15)

Net asset value, end of period	$11.23	$9.68	$8.59

Total return	17.3%	13.8%	27.2%

Annualized ratios/supplemental data:
Net Assets at end of period (000’s)	$1,518,585	$794,107	$518,690
Ratio of expenses to average net assets	1.25%	1.31%	1.36%
Ratio of net investment income to average net assets	1.10%	1.01%	1.08%
Portfolio turnover rate	49%	51%	143%

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

GLOBAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED 10/31/07	YEAR ENDED 10/31/06	PERIOD ENDED 10/31/05a
Net asset value, beginning of period	$12.94	$10.69	$10.00

Investment operations:
Net investment income	0.09	0.07	0.03
Net realized and unrealized gains on investments, foreign currency transactions and deferred taxes	2.93	2.21	0.66

Total from investment operations	3.02	2.28	0.69

Distributions:
Net investment income	(0.11)	(0.02)	—
Net realized gains	(0.40)	(0.01)	—

Total distributions	(0.51)	(0.03)	—

Net asset value, end of period	$15.45	$12.94	$10.69

Total return	24.1%	21.4%	6.9	%b

Annualized ratios/supplemental data:
Net assets at end of period (000's)	$906,621	$698,492	$502,103
Ratio of expenses to average net assets	1.13%	1.15%	1.24	%c
Ratio of net investment income to average net assets	0.62%	0.60%	0.52	%c
Portfolio turnover rate	35%	39%	8	%b

a	For the period from April 7, 2005 (commencement of operations) to October 31, 2005.
b	Not Annualized.
c	Annualized.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

REAL RETURN FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED 10/31/07		YEAR ENDED 10/31/06	PERIOD ENDED 10/31/05a
Net asset value, beginning of period	$11.68		$10.41	$10.00

Investment operations:
Net investment income	0.24		0.17	0.09
Net realized and unrealized gains on investments, futures contracts, swap agreements, written options and foreign currency transactions	3.00		1.31	0.32

Total from investment operations	3.24		1.48	0.41

Distributions:
Net investment income	(0.29)		(0.15)	—
Net realized gains	(0.90)		(0.06)	—

Total distributions	(1.19)		(0.21)	—

Net asset value, end of period	$13.73		$11.68	$10.41

Total return	29.8%		14.4%	4.1	%b

Annualized ratios/supplemental data:
Net assets at end of period (000's)	$1,796,484		$1,264,707	$839,573
Ratio of expenses to average net assets	1.25	%d	1.10%	1.16	%c
Ratio of expenses to average net assets (excluding interest expensed)	1.09%		—	—
Ratio of net investment income to average net assets	1.97%		1.81%	1.97	%c
Portfolio turnover rate	36%		56%	5	%b

a	For the period from April 29, 2005 (commencement of operations) to October 31, 2005.
b	Not Annualized.
c	Annualized.
d	When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income on the Statement of Operations, and the interest expense is included in the Fund’s overall expense ratio.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2007	2006	2005		2004	2003
Net asset value, beginning of period	$10.79	$10.78	$10.98		$11.12	$11.14

Investment operations:
Net investment income	0.42	0.44	0.33		0.31	0.30
Net realized and unrealized gains/(losses) on investments	0.14	(0.02)	(0.17)		(0.01)	0.09

Total from investment operations	0.56	0.42	0.16		0.30	0.39

Distributions:
Net investment income	(0.47)	(0.38)	(0.36)		(0.37)	(0.41)
Net realized gains	—	(0.03)	( 0.00	)a	(0.07)	—

Total distributions	(0.47)	(0.41)	(0.36)		(0.44)	(0.41)

Net asset value, end of period	$10.88	$10.79	$10.78		$10.98	$11.12

Total return	5.4%	4.0%	1.6%		2.8%	3.5%

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$139,005	$98,267	$78,440		$78,281	$87,054
Ratio of expenses to average net assets	0.73%	0.87%	0.99%		1.05%	1.05%
Ratio of net investment income to average net assets	4.22%	4.07%	3.05%		2.68%	3.04%
Ratio of expenses to average net assets*	0.84%	— b	1.00%		1.10%	1.11%
Ratio of net investment income to average net assets*	4.11%	— b	3.04%		2.63%	2.98%
Portfolio turnover rate	59%	72%	17%		8%	54%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
a	Less than $0.01 per share.
b	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2007	2006
Net asset value, beginning of period	$11.27	$11.20

Investment operations:
Net investment income	0.35	0.33
Net realized and unrealized gains/(losses) on investments	(0.04)	0.14

Total from investment operations	0.31	0.47

Distributions:
Net investment income	(0.37)	(0.30)
Net realized gains	—	(0.10)

Total distributions	(0.37)	(0.40)

Net asset value, end of period	$11.21	$11.27

Total return	2.8%	4.3%

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$165,505	$116,442
Ratio of expenses to average net assets	0.74%	0.86%
Ratio of net investment income to average net assets	3.32%	3.05%
Ratio of expenses to average net assets*	0.84%	— b
Ratio of net investment income to average net assets*	3.22%	— b
Portfolio turnover rate	50%	52%

	YEAR ENDED OCTOBER 31,
	2005	2004	2003
Net asset value, beginning of period	$11.47	$11.42	$11.37

Investment operations:
Net investment income	0.29	0.29	0.32a
Net realized and unrealized gains/(losses) on investments	(0.21)	0.22	0.19

Total from investment operations	0.08	0.51	0.51

Distributions:
Net investment income	(0.28)	(0.29)	(0.33)
Net realized gains	(0.07)	(0.17)	(0.13)

Total distributions	(0.35)	(0.46)	(0.46)

Net asset value, end of period	$11.20	$11.47	$11.42

Total return	0.7%	4.6%	4.6%

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$98,652	$88,523	$81,675
Ratio of expenses to average net assets	0.98%	1.05%	1.05%
Ratio of net investment income to average net assets	2.63%	2.57%	2.81%
Ratio of expenses to average net assets*	0.99%	1.07%	1.08%
Ratio of net investment income to average net assets*	2.62%	2.55%	2.78%
Portfolio turnover rate	56%	45%	65%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
a	Calculated using average shares outstanding.
b	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

1. Organization:

Old Westbury Funds, Inc. (the “Corporation”), was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Corporation’s Articles of Incorporation permit the Corporation’s Board of Directors (the “Board”) to create an unlimited number of series, each with one or more separate classes of shares. At October 31, 2007, the Corporation consisted of seven separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective
Old Westbury Large Cap Equity Fund (“Large Cap Equity Fund”)	Above-average long-term capital appreciation.
Old Westbury Mid Cap Equity Fund (“Mid Cap Equity Fund”)	Capital appreciation.
Old Westbury International Fund (“International Fund”)	Long-term growth of capital.
Old Westbury Global Small Cap Fund (“Global Small Cap Fund”)*	Long-term capital appreciation.
Old Westbury Real Return Fund (“Real Return Fund”)**	Real return over inflation.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Dividend income exempt from regular federal income tax.

*	Global Small Cap Fund commenced operations on April 7, 2005.
**	Real Return Fund commenced operations on April 29, 2005.

The Corporation has authorized a total of 20 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, or if events or circumstances that could materially affect the value of such Funds’ securities have occurred, then the security is valued at a fair value determined in accordance with procedures approved by the Board. Securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. Investments in open-end investment companies are valued at net asset value.

Securities traded in the over-the-counter market are valued at the mean of the last reported bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2007

All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board designed to reflect, in good faith, the fair value of such securities. Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, and which occurs after the close of the London markets, the Global Small Cap Fund and the International Fund may use a systematic fair valuation model provided by an independent third party vendor to value its non-U.S. securities. When the Global Small Cap Fund and the International Fund use fair value pricing, the value assigned to the Global Small Cap Fund’s and International Fund’s non-U.S. securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

B. Futures Contracts. The Funds may invest in futures contracts, which are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. The Global Small Cap Fund, International Fund and the Real Return Fund may also invest in foreign currency futures contracts. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying security. The Funds recognize a gain or loss equal to the variation margin. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying securities, while permitting the equivalent of an investment in a portfolio of the underlying securities. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Global Small Cap Fund, International Fund and Real Return Fund do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

D. Forward Foreign Currency Contracts. The Funds (except Municipal Bond Fund) may enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings. In addition, the Real Return Fund may use Forwards to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When the Forward is closed or settled, the Fund records a realized gain or loss equal to the fluctuation in rates during the period the Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2007

As of October 31, 2007, the Real Return Fund had the following open forward foreign currency contracts:

Currency/ Type	Delivery Date	Contract Value	Market Value	Unrealized Appreciation
Real Return Fund:
Hong Kong Dollar / Long	02/19/08	$19,344,854	$19,383,711	$38,857
Singapore Dollar / Long	11/29/07	10,389,007	10,837,977	448,970
Singapore Dollar / Long	01/31/08	10,368,276	10,710,096	341,820

				829,647

E. Swap Agreements. The Real Return Fund may enter into swap agreements, which are agreements to exchange the return generated by one security, currency, commodity or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Payments received or made by the Fund at the expiration or other termination of the swap agreements are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation/depreciation. Gains or losses are realized upon the termination of the swap agreement. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements.” The Real Return Fund has $103,493,037 as collateral for their open swap agreements.

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income on the Statement of Operations, and the interest expense is included in the Fund’s overall expense ratio.

F. Options. The Funds may purchase and write (sell) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market. The Real Return Fund may also purchase and sell put and call options on commodity futures contracts and commodity indices.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

A summary of the Real Return Fund written option transactions for the period is as follows:

	Number of Options Contracts	Premiums Received
Real Return Fund:
Contracts outstanding at October 31, 2006	—	$—
Options written	276,024	27,232,234,148
Options terminated in closing purchase transactions	(190,000)	(18,469,949,350)
Options exercised	(2,000)	(194,054)
Options expired	(2,000)	(10,000)

Contracts outstanding at October 31, 2007	82,024	$8,762,080,744

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2007

G. Collectibles. The Real Return Fund may invest in Collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The Real Return Fund does not currently intend to invest more than 5% of its total assets in Collectibles.

H. Inflation-Protected Securities. The Real Return Fund, Fixed Income Fund and Municipal Bond Fund may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

I. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security the Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

J. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Fund. The Fund intends to limit the purchase of restricted securities which have not been determined by the Adviser to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

K. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Funds and includes where applicable, the amortization of premiums and accretion of discounts.

L. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid semi-annually for the Fixed Income, Municipal Bond and Real Return Funds and at least annually for the Large Cap Equity, Mid Cap Equity, Global Small Cap and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. related to foreign currency transactions), such amounts are reclassified within the components of net assets in the Statements of Assets and Liabilities based on their federal tax-basis treatment; temporary differences do not require reclassification. As of October 31, 2007 the reclassifications were as follows:

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2007

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Net Realized Gains	Increase Paid-in-Capital
Large Cap Equity Fund	$9,389	$—	$(9,389)
International Fund	1,494,475	(1,494,475)	—
Global Small Cap Fund	669,965	(664,029)	(5,936)
Real Return Fund	(316,503)	416,003	(99,500)
Fixed income Fund	144,738	(144,738)	—

M. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate basis.

N. New Accounting Pronouncements. In July 2006, the Financial Accounting Standards Board (“FASB”) released Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-then-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

In addition, in September 2006, FASB issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods use to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements reported on the statements of operations for a fiscal period.

3. Investment Advisory Fee, Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is Bessemer Investment Management LLC (“BIM”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). BIM is a registered investment adviser formed on May 2, 2001 by Bessemer to conduct all of its investment advisory activities. The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million of average net assets	Average net assets exceeding $1 billion
Large Cap Equity Fund	0.70%	0.65%	0.60%
Mid Cap Equity Fund	0.70%	0.65%	0.60%
International Fund	0.80%	0.75%	0.70%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Average net assets
Global Small Cap Fund	0.85%
Real Return Fund	0.85%

BIM has retained its affiliate Bessemer Group (U.K.) Ltd. (“BGUK”), a wholly-owned subsidiary of Bessemer, as sub-adviser to the International Fund. BGUK is paid for its services directly by BIM.

BIM has retained Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) (“Dimensional”) and Champlain Investment Partners, LLC (“Champlain”) as sub-advisers to each manage a segment of the Global Small Cap Fund. Dimensional and Champlain are paid for their services directly by BIM.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2007

B. Administration, Fund Accounting, and Transfer Agent Fees. PFPC Inc. (“PFPC”) acts as administrator, fund accounting agent and transfer agent for the Corporation pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement (the “PFPC Agreements”), respectively. Certain officers of the Funds are also affiliates of PFPC.

C. Underwriting, Distribution and Shareholder Servicing Fees. The Corporation has entered into an Underwriting Agreement with PFPC Distributors, Inc. (“PFPC Distributors” or the “Distributor”). Prior to March 1, 2007, the Distributor was entitled to receive an annual fee of $50,000 pursuant to the Underwriting Agreement. Also, prior to March 1, 2007, the Funds had a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to the Plan, the Funds had entered into a shareholder servicing agreement with Bessemer under which Bessemer received a maximum annual fee of up to 0.15% of each Fund’s average daily net assets. Effective March 1, 2007, the Funds adopted a new shareholder servicing plan (the “Shareholder Servicing Plan”). Under the Shareholder Servicing Plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. For these services, each Fund pays a maximum annual fee of up to 0.15% of its average daily net assets. In addition, Bessemer has contractually committed through October 31, 2008 to waive its shareholder servicing fee for the Fixed Income Fund and Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of these Funds at 0.05%. For the period ended October 31, 2007, the Fixed Income Fund and Municipal Bond Fund waived shareholder servicing fees of $85,082 and $99,461, respectively.

D. Board of Directors’ Fees. As of April 1, 2007, each member of the Board receives from the Funds an annual retainer of $82,500 (plus $25,000 for serving as the Board’s Chairman, $15,000 for serving as the Audit Committee Chairman, $12,500 for serving as a member of the Pricing Committee and $7,500 each for serving as the Nominating Committee Chairman and the Governance Committee Chairman) and receives for attendance at Board and committee meetings the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be telephonic
Regular Board Meeting	$7,500	$3,750
Special Board Meeting	4,000	2,000
Audit Committee Meeting	4,000	2,000
Nominating Committee Meeting	4,000	2,000
Governance Committee Meeting	4,000	2,000

Each member of the Board is reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board and any Board committee. Officers who are officers or employees of BIM and PFPC do not receive compensation from the Funds.

E. Custody Fees. The Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, Fixed Income Fund and Municipal Bond Fund’s have retained Bessemer Trust Company (“BTCO”), a wholly-owned subsidiary of The Bessemer Group, Incorporated, to serve as their custodian and the Real Return Fund has retained BTCO to serve as its co-custodian. Pursuant to the Funds’ Custody Agreement, BTCO is responsible for maintaining the books and records of the Funds’ securities and cash, except for the Real Return Fund for which BTCO is only responsible for the coins or bullions or other forms of precious metals held by the Real Return Fund. For providing these services, BTCO receives a fee from each Fund which is accrued daily and paid monthly at an annual rate of 0.10% (0.15% for the International Fund) of the average daily net assets of each Fund. In addition, BTCO receives from the Real Return Fund any transaction costs related to the Real Return Fund’s investments in coins or bullions or other forms of precious metals. The Global Small Cap Fund has retained Citibank, N.A. (“Citibank”) to serve as the Fund’s custodian and the Real Return Fund has retained Citibank to serve as its co-custodian. Citibank is responsible for maintaining the books and records of the Funds’ securities and cash, excluding coins or bullions or other forms of precious metals held by the Real Return Fund. For providing these services, Citibank receives a fee from each Fund calculated and paid monthly based on safekeeping and transaction fees that vary by country.

F. Fee Waivers. BIM may voluntarily waive a portion of its advisory fee to limit the Funds’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. Effective February 9, 2007, BIM has contractually committed through October 31, 2008 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios of the Large Cap Equity Fund at 1.00%, the Fixed Income Fund at 0.70% and the Municipal Bond Fund at 0.70%. Any waiver amounts are disclosed on the Statements of Operations.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2007

4. Securities Transactions:

Investment transactions for the year ended October 31, 2007, excluding short-term investments and U.S. Government securities, were as follows:

	Purchases	Sales
Large Cap Equity Fund	$204,683,970	$174,140,605
Mid Cap Equity Fund	623,655,077	634,966,286
International Fund	857,182,787	940,661,126
Global Small Cap Fund	325,747,435	266,565,874
Real Return Fund	411,476,315	319,169,883
Fixed Income Fund	45,277,049	38,229,138
Municipal Bond Fund	121,774,841	67,395,457

Purchase and sales of U.S. Government Securities during the year ended October 31, 2007 were as follows:

	Purchases	Sales
Real Return Fund	$150,481,110	$71,503,744
Fixed Income Fund	62,791,517	31,468,988

5. Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These permanent differences primarily arise from paydowns, reclass of distributions, and non-deductible expenses. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in Thailand on gains realized upon sale of Thailand securities, payable upon repatriation of sales proceeds. The Funds may accrue a deferred tax liability for unrealized gains on Thailand securities based on existing tax rates and holding periods of the securities. As of October 31, 2007, the Global Small Cap Fund has recorded a payable of $63,587 in the Statement of Assets and Liabilities as an estimate for potential future Thailand capital gain taxes.

The tax character of distributions from the Funds during the year ended October 31, 2007 was as follows (amounts in thousands):

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Global Small Cap Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Ordinary Income	$1,621	$3,355	$22,499	$9,083	$44,184	$5,037	$—
Net Long Term Capital Gains	—	124,455	106,837	18,240	92,989	—	—

Total Taxable Distributions	1,621	127,810	129,336	27,323	137,173	5,037	—
Tax Exempt Distributions	—	—	—	—	—	—	4,374

Total Distributions Paid	$1,621	$127,810	$129,336	$27,323	$137,173	$5,037	$4,374

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2007

The tax character of distributions from the Funds during the period ended October 31, 2006 was as follows (amounts in thousands):

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Global Small Cap Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Ordinary Income	$1,149	$—	$11,234	$1,537	$15,693	$2,916	$70
Net Long Term Capital Gains	—	82,147	—	—	2,796	198	840

Total Taxable Distributions	1,149	82,147	11,234	1,537	18,489	3,114	910
Tax Exempt Distributions	—	—	—	—	—	—	2,808

Total Distributions Paid	$1,149	$82,147	$11,234	$1,537	$18,489	$3,114	$3,718

The difference in classification between the amounts reflected above and the Statement of Changes in Net Assets is primarily due to short-term capital gain recognition.

As of October 31, 2007 the components of accumulated earnings/(defecits) on a tax basis were as follows (amounts in thousands):

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Global Small Cap Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
Undistributed Tax Exempt Income	$—	$—	$—	$—	$—	$—	$1,788
Undistributed Ordinary Income	1,487	966	36,905	9,027	5,723	2,111	—
Undistributed Realized Capital Gains	12,902	87,923	188,738	50,673	88,411	129	—

Accumulated Earnings	14,389	88,889	225,643	59,700	94,134	2,240	1,788
Accumulated Capital Loss Carryforwards	—	—	—	—	—	—	(124)
Unrealized Appreciation	95,222	172,098	435,813	224,622	309,374	1,428	1,442

Total Accumulated Earnings	$109,611	$260,987	$661,456	$284,322	$403,508	$3,668	$3,106

The Real Return Fund has a tax year end of March 31. Components of accumulated earnings/(defecits) represent an estimate as of October 31, 2007.

At October 31, 2007, each of the following Funds had capital loss carryforwards for federal income tax purposes, which will expire in the following years:

	2014	2015
Municipal Bond Fund	$22,373	$101,465

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

The following capital loss carryforwards were utilized in the current year:

Large Cap Equity Fund	$24,754,985
Fixed Income Fund	831,267

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2007

6. Subsequent Events-Distributions (Unaudited):

The following information summarizes per share distributions paid by each of the following Funds:

	Pay Date	Record Date	Net Income Per Share	Capital Gains Per Share
				Long-Term	Short-Term
Large Cap Equity Fund	12/13/07	12/07/07	$0.09362	$0.41750	$—
Mid Cap Equity Fund	12/13/07	12/07/07	0.02044	1.55459	0.00738
International Fund	12/14/07	12/10/07	0.16976	1.32170	0.08869
Global Small Cap Fund	12/20/07	12/14/07	0.06629	0.86338	0.09345
Real Return Fund	12/21/07	12/17/07	0.08087	0.67333	0.00000
Fixed Income Fund	12/14/07	12/10/07	0.23492	0.01029	0.00552
Municipal Bond Fund	12/14/07	12/10/07	0.17553	—	—

Additional Tax Information (Unaudited):

Qualified Dividend Income

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2007, as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue Code as follows:

Large Cap Equity Fund	100.00%
Mid Cap Equity Fund	100.00%
International Fund	100.00%
Global Small Cap Fund	24.86%
Real Return Fund	22.49%

Dividends Received Deduction

For the fiscal year ended October 31, 2007, the following percentage of income dividends paid by the Funds qualifies for the dividends received deduction available to corporations:

Large Cap Equity Fund	100.00%
Mid Cap Equity Fund	100.00%
Global Small Cap Fund	12.19%
Real Return Fund	12.77%
Fixed Income Fund	0.2%

Long-Term Capital Gain Dividends

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended October 31, 2007 as follows:

Mid Cap Equity Fund	$124,454,471
International Fund	106,837,251
Global Small Cap Fund	18,239,995
Real Return Fund	92,989,116

Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for the fiscal year ended October 31, 2007 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
International Fund	$47,908,443	$1,925,407

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2007

U.S. Government Income

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2007 which was derived from U.S. Treasury securities were as follows:

Large Cap Equity Fund	2.44%
Global Small Cap Fund	4.67%
Real Return Fund	57.01%
Fixed Income Fund	65.64%

Tax Exempt Distributions

The Municipal Bond Fund designates $4,373,592 as tax-exempt dividends paid for the fiscal year ended October 31, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Old Westbury Funds, Inc. (comprising, respectively, Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, Global Small Cap Fund, Real Return Fund, Fixed Income Fund, and Municipal Bond Fund (collectively the “Funds”), as of October 31, 2007, and the related statements of operations for the year then ended and the changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2005, were audited by other auditors whose report, dated December 29, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Old Westbury Funds, Inc. at October 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

[GRAPHIC OMITTED]

New York, New York

December 21, 2007

OLD WESTBURY FUNDS, INC.

DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC.

Interested Directors and Officers. The table below sets forth certain information about each of the Funds’ Interested Directors, as well as its Executive Officers.

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships1 Held by Director
Don J. Andrews
630 Fifth Avenue New York, NY 10111 Age: 49	Vice President & Chief Compliance Officer	Indefinite; 4 Years	Managing Directory and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since October 2002); Chief Compliance Officer, Van Kampen Investments, Inc. (1999-2002).	N/A	N/A

Peter C. Artemiou
630 Fifth Avenue New York, NY 10111 Age: 45	Vice President & Assistant Treasurer	Indefinite; 5 Years	Principal and Controller, Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000).	N/A	N/A

Diane J. Drake
301 Bellevue Parkway Wilmington, DE 19809 Age: 40	Secretary	Indefinite; 1 Year	Vice President and Associate Counsel, PFPC Inc. (2003-present); Deputy Counsel, Turner Investment Partners (2001-2003).	N/A	N/A

Deborah J. Ferris
630 Fifth Avenue New York, NY 10111 Age: 62	AML Compliance Officer, Vice President and Assistant Secretary	Indefinite; 4 Years	Principal and Director of Compliance, Bessemer Trust Company, N.A. (Since May 2003); Vice President Morgan Stanley (2002- 2003); Vice President and Compliance Officer, Van Kampen Investments, Inc. (2000-2002).	N/A	N/A

Jack Jafolla
760 Moore Road King of Prussia, PA 19406 Age: 37	Assistant Treasurer	Indefinite; 1 Year	Sr. Manager of Fund Accounting & Administration, PFPC Inc. (2005-present); Manager, Fund Accounting & Administration, PFPC Inc. (1998-2005).	N/A	N/A

Andrew J. McNally
760 Moore Road King of Prussia, PA 19406 Age: 37	Treasurer	Indefinite; 1 Year	Vice President and Senior Director of Fund Accounting & Administration, PFPC Inc. (2000- present).	N/A	N/A

Linda R. Ridolfi
301 Bellevue Parkway Wilmington, DE 19809 Age: 37	Assistant Secretary	Indefinite; 1 Year	Assistant Vice President, PFPC Inc. (Since 2004); Senior Regulatory Administrator, PFPC Inc. (2002-2004).	N/A	N/A

OLD WESTBURY FUNDS, INC.

DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. - (Continued)

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships1 Held by Director
Marc D. Stern
630 Fifth Avenue New York, NY 10111 Age: 45	President	Indefinite; 2 Years	Senior Managing Director. The Bessemer Group, Incorporated and all bank subsidiaries thereof (2004 to present); Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (2004 to present); Head of Wealth Management Group, Bernstein Investment Research & Management (1995 to 2004).	N/A	N/A

Stephen M. Watson2
630 Fifth Avenue New York, NY 10111 Age: 50	Director	Indefinite; 6 Months	Managing Director of Bessemer Trust Company, N.A.	8	N/A

Steven L. Williamson
630 Fifth Avenue New York, NY 10111 Age: 54	Chief Legal Officer	Indefinite; 4 Years	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (since 2007); Managing Director and Associate General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (2000- 2006).	N/A	N/A

1	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
2	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Watson is deemed an Interested Director by virtue of his position as Managing Director of Bessemer.

OLD WESTBURY FUNDS, INC.

DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. - (Continued)

Independent Directors. The following table sets forth certain information about the Funds’ Directors who are not “interested persons” of the Corporation as that term is defined by the 1940 Act (the “Independent Directors”.)

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships1 Held by Director
Eugene P. Beard
630 Fifth Avenue, New York, NY 10111 Age: 72	Vice Chairman of the Board; Director	Indefinite; 9 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	8	32

Patricia L. Francy
630 Fifth Avenue, New York, NY 10111 Age: 62	Director	Indefinite; 4 Years	Retired. Special Advisor for Alumni Relations (2004-2005), Treasurer (1989-2003), Controller (1984-2003), Columbia University.	8	13

Robert M. Kaufman, Esq.
630 Fifth Avenue New York, NY 10111 Age: 78	Chairman of the Board; Director	Indefinite; 14 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	8	0

John R. Whitmore
630 Fifth Avenue, New York, NY 10111 Age: 74	Director	Indefinite; 8 Years	Financial Advisor (2003 to date); Consultant to Bessemer Trust Company, N.A. (1999-2002).	8	54

1	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
2	Mr. Beard serves as Director of BBH Fund, Inc., Cambridge Technology Inc. and Huntsworth PLC.
3	Ms. Francy serves as Director of Siebert Financial Corp.
4	Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc. and Chevy Chase Trust Company. Mr. Whitmore also serves as Director of B.F. Saul Company, Chevy Chase Bank, and Saul Centers, Inc.

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ directors and officers. To obtain a copy of the SAI, without charge, call (800) 607-2200.

ADDITIONAL INFORMATION

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-Q:

The Funds provide a complete list of the Funds’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Schedule of Investments appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the Schedule of Investments with the SEC on Form N-Q. Shareholders can obtain the Funds’ Form N-Q (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov. The Fund’s N-Q may be reviewed or copied at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

OLD WESTBURY FUNDS, INC.

RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

At a meeting held on May 14, 2007, the Board of Directors, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the agreement defined below (“Independent Directors”), approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Agreements”): (1) an investment advisory agreement between Bessemer Investment Management LLC (“BIM”) and the Corporation on behalf of each Fund, (2) a sub-advisory agreement among BIM, Bessemer Group (UK) (“BGUK”) and the Corporation on behalf of the International Fund, (3) a sub-advisory agreement among BIM, Dimensional Fund Advisors Inc. (“Dimensional”) and the Corporation on behalf of the Global Small Cap Fund, and (4) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Global Small Cap Fund. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Agreements.

1) The nature, extent and quality of services provided by the Adviser (BIM) and Sub-Advisers (BGUK, Dimensional and Champlain).

The Board considered the scope and quality of services provided by BIM, particularly the qualifications and capabilities of the portfolio managers and other personnel responsible for providing services to the Funds. The Directors noted that, in addition to managing the investment program of the Funds, BIM and its affiliates also provided, at their expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services, including valuation of the Funds’ portfolios of investments, yield calculations, reports and filings with regulatory authorities and services related to such functions. The Directors also considered that the Adviser (or its affiliates) paid for all compensation of officers of the Corporation that are also employees of the Adviser (or its affiliates), and that the Adviser keeps the Directors informed of important developments affecting each Fund and pays the costs of certain clerical and administrative services involved in the management and administration of the Funds. The Directors evaluated these factors based on their direct experience with the Adviser, and in consultation with Fund Counsel and Counsel for the Independent Directors. In addition, the Board focused on BIM’s long-standing relationship with the Corporation. The Board also discussed BIM’s effectiveness in ensuring that the portfolios of the Corporation are in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations and discussed the benefits of engaging BIM to provide these services to the Funds. The Board also considered the qualifications, experience and responsibilities of the portfolios managers for each Fund.

With respect to the International Fund, the Board considered the scope and quality of services provided by BGUK, including the fact that BGUK pays the costs of all necessary investment and management facilities necessary for the efficient conduct of its services. With respect to the Global Small Cap Fund, the Board considered the scope and quality of services provided by Dimensional and Champlain, including the fact that both Dimensional and Champlain pay the costs of all necessary investment and management facilities necessary for the conduct of their respective services.

Based on these factors, as well as those discussed below, the Directors concluded that the nature, quality and extent of services provided by the Adviser and Sub-Advisers have been and continue to be satisfactory and that the advisory fees paid for such services are appropriate.

2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of the Funds and a select group of other funds that have similar investment objectives, distribution and shareholder servicing arrangements and that are of comparable size and nature (the “Peer Group”). The Directors reviewed performance over long, intermediate and short-term periods and compared the Funds’ performance to their respective Peer Group over these time periods. The Directors noted that the performance of many of the Funds had improved materially from prior years and was, in many cases, good relative to the Fund’s Peer Group. The Directors also discussed the relative underperformance of the International Fund and Large Cap Growth, the recent efforts by the Adviser to improve the performance of these Funds and the commitments by the Adviser to continue to focus attention and resources on these Funds to improve their performance. The Board also discussed the strong performance of the Real Return Fund. The Board also took into account various actions the Adviser had taken in an effort to enhance the performance of the Funds.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Director’s consideration of the level of the advisory fees, the Directors considered a number of factors. With respect to each of the Funds (except the Real Return Fund), the Board’s analysis of each Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to their respective Peer Group. The Board noted that each Fund’s advisory fee and expense ratio were generally in line

OLD WESTBURY FUNDS, INC.

RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (Continued)

with those of their Peer Group. The Board also noted the advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the sub-advisory agreements with BGUK, Dimensional and Champlain, the Board noted that the Sub-Advisers’ fees were paid entirely by BIM so that no additional expenses would be borne by shareholders for the engagement of these sub-advisers. With respect to the Real Return Fund, the Board’s analysis of the Fund’s advisory fee and expenses included a discussion regarding the limited Peer Group for this Fund. The Board also considered the high level of complexity associated with managing the Real Return Fund.

Based on this analysis as well as other factors described in this section, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts of Bessemer and its affiliates, the Board, including all of the Independent Directors, concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser and Sub-Advisers.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Directors considered the information provided by BIM relating to economies of scale. In this regard the Directors noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to the Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, Fixed Income Fund and Municipal Bond Fund. The Directors also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis.

With respect to the Global Small Cap and Real Return Funds, the Board took note of the increasing size of each Fund and considered information previously provided by BIM that indicated that economies of scale should improve as additional assets are allocated to those Funds. In this regard, the Board determined that it would continue to monitor closely whether breakpoints would be appropriate should these Funds continue to grow in size.

5) Ancillary benefits and other factors.

In addition to the above factors, the Directors also discussed other benefits received by the Adviser and its affiliates from its management of the Funds, including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of BIM for other services including shareholder servicing and custody. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliated banks and trust companies, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Conclusion:

The Board of Directors, including all of the Independent Directors, concluded that the fees payable under the investment advisory and sub-advisory agreements were fair and reasonable with respect to the services that BIM, BGUK, Dimensional and Champlain each provides, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Investment Adviser:

Bessemer Investment Management LLC

630 Fifth Avenue

New York, NY 10111

(212) 708-9100

Distributor:

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent:

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Custodians:

Bessemer Trust Company

100 Woodbridge Center Drive

Woodbridge, NJ 07095

Administrator:

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Shareholder Servicing Agent:

Bessemer Trust Company, N.A.

630 Fifth Avenue

New York, NY 10111

(212) 708-9100

Independent Registered Public

Accounting Firm:

Ernst & Young LLP

5 Times Square

New York, NY 10036

Citibank, N.A.

111 Wall Street

New York, NY 10005

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Cusip 680414307

Cusip 680414208

Cusip 680414604

Cusip 680414109

Cusip 680414406

Cusip 680414505

Cusip 680414703

(OWF-AR 1007)

(12/07)

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 12 (a)(1).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee and those persons (Eugene P. Beard and Patricia L. Francy) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2007	$222,560
2006	$208,000

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,350 in 2007 and $5,000 in 2006.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2007	$44,500
2006	$50,200

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $26,750 in 2007 and $25,000 in 2006.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

•

Pursuant to its Charter, the Registrant’s Audit Committee must approve all audit and non-audit services to be provided to the Registrant. This includes services rendered to the adviser and any entity controlling, controlled by or under common control with the adviser that provides on-going services to the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2006.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Old Westbury Funds, Inc.

By (Signature and Title)*	/s/ Marc Stern
Marc Stern, President
(principal executive officer)

Date	January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Marc Stern
Marc Stern, President
(principal executive officer)

Date	January 7, 2008

By (Signature and Title)*	/s/ Andrew J. McNally
Andrew J. McNally, Treasurer
(principal financial officer)

Date	January 4, 2008

*	Print the name and title of each signing officer under his or her signature.